EXHIBIT 10.5

                                                               ATTACHMENT 2











                                SECOND COMPOSITE

                                    RESTATED

                                   NEW ENGLAND

                              POWER POOL AGREEMENT







                  (As amended through the Fifty-First Agreement
                     Amending New England Power Pool Agreement)










Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 1


                                TABLE OF CONTENTS


PART ONE
         INTRODUCTION........................................................12

SECTION 1
         DEFINITIONS.........................................................12
         1.1      Adjusted Load..............................................13
         1.2      Adjusted Monthly Peak......................................13
         1.3      Adjusted Net Interchange...................................13
         1.3A     Administrative Procedures..................................14
         1.4      AGC Capability.............................................14
         1.5      AGC Entitlement............................................14
         1.6      Agreement..................................................15
         1.7      Annual Transmission Revenue Requirements...................15
         1.8      Automatic Generation Control or AGC........................15
         1.8A     Balloting Agent............................................16
         1.9      Bid Price..................................................16
         1.10     Commission.................................................16
         1.11     Control Area...............................................17
         1.12     Curtailment................................................18
         1.13     Direct Assignment Facilities...............................18
         1.14     Dispatch Price.............................................18
         1.15     EHV PTF....................................................19
         1.16     Electrical Load............................................19
         1.17     Eligible Customer..........................................20
         1.17A    End User Participant.......................................21
         1.18     Energy.....................................................21
         1.19     Energy Entitlement.........................................21
         1.20     Entitlement................................................22
         1.21     Entity.....................................................22
         1.22     Excepted Transaction.......................................23
         1.23     [Deleted.].................................................23
         1.24     Facilities Study...........................................23
         1.25     Firm Contract..............................................24
         1.26     First Effective Date.......................................24
         1.27     Good Utility Practice......................................24
         1.28     HQ Contracts...............................................25
         1.29     HQ Energy Banking Agreement................................25

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 2


         1.30     HQ Interconnection.........................................25
         1.31     HQ Interconnection Agreement...............................26
         1.32     HQ Interconnection Capability Credit.......................26
         1.33     HQ Interconnection Transfer Capability.....................27
         1.34     HQ Net Interconnection Capability Credit...................28
         1.35     HQ Phase I Energy Contract.................................28
         1.36     HQ Phase I Percentage......................................28
         1.37     HQ Phase I Transfer Credit.................................28
         1.38     HQ Phase II Firm Energy Contract...........................29
         1.39     HQ Phase II Gross Transfer Responsibility..................29
         1.40     HQ Phase II Net Transfer Responsibility....................29
         1.41     HQ Phase II Percentage.....................................30
         1.42     HQ Phase II Transfer Credit................................30
         1.43     HQ Use Agreement...........................................30
         1.44     Installed Capability.......................................30
         1.45     Installed Capability Entitlement...........................31
         1.46     Installed Capability Responsibility........  ..............31
         1.47     Installed System Capability................................31
         1.48     Interchange Transactions...................................32
         1.49     Internal Point-to-Point Service............................32
         1.50     Interruption...............................................32
         1.51     ISO........................................................32
         1.52     Kilowatt...................................................33
         1.52A    Liaison Committee..........................................33
         1.53     Load.......................................................33
         1.54     Local Network..............................................35
         1.55     Local Network Service......................................35
         1.56     Lower Voltage PTF..........................................35
         1.57     Market Products............................................35
         1.57A    Market Rules...............................................36
         1.58     [Deleted.].................................................36
         1.58A    Markets Committee..........................................36
         1.59     Monthly Peak...............................................36
         1.60     NEPOOL.....................................................36
         1.61     NEPOOL Control Area........................................37
         1.62     NEPOOL Installed Capability................................38
         1.63     NEPOOL Installed Capability Responsibility.................38

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                 Revised Sheet No. 3


         1.64     NEPOOL Objective Capability................................38
         1.64A    NEPOOL Market..............................................38
         1.64B    NEPOOL System Rules........................................39
         1.64C    NERC.......................................................39
         1.65     New Unit...................................................39
         1.66     Non-Participant............................................39
         1.66A    NPCC.......................................................39
         1.66B    OASIS......................................................39
         1.67     Operable Capability........................................40
         1.68     [Deleted]..................................................40
         1.69     [Deleted]. ................................................40
         1.70     [Deleted]. ................................................40
         1.71     Operating Reserve..........................................40
         1.72     Operating Reserve Entitlement..............................40
         1.73     Other HQ Energy............................................41
         1.74     Participant................................................41
         1.74A    Participants Committee.....................................42
         1.75     Pool-Planned Facility......................................42
         1.76     Pool-Planned Unit..........................................42
         1.77     Power Year.................................................42
         1.78     Prior NEPOOL Agreement.....................................43
         1.79     Proxy Unit.................................................43
         1.80     PTF........................................................43
         1.80A    Publicly Owned Entity......................................43
         1.81     [Deleted.].................................................44
         1.82     Regional Network Service...................................44
         1.83     [Deleted.].................................................44
         1.84     [Deleted.].................................................44
         1.85     Related Person.............................................44
         1.85A    Reliability Committee......................................45
         1.85B    Reliability Standards......................................45
         1.85C    Review Board...............................................45
         1.86     Scheduled Dispatch Period..................................46
         1.87     Second Effective Date......................................46

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 4


         1.87A    Sector.....................................................46
         1.88     Service Agreement..........................................46
         1.89     Summer Capability..........................................46
         1.90     Summer Period..............................................47
         1.91     System Contract............................................47
         1.92     System Impact Study........................................47
         1.93     System Operator............................................48
         1.94     Target Availability Rate...................................48
         1.95     Tariff.....................................................48
         1.95A    Tariff Committee...........................................48
         1.95B    Technical Committees.......................................49
         1.96     Third Effective Date.......................................49
         1.97     Through or Out Service.....................................49
         1.98     Transition Period..........................................49
         1.99     Transmission Customer......................................50
         1.99A    Transmission Owner.........................................50
         1.99B    Transmission Owners Committee..............................51
         1.100    Transmission Provider......................................51
         1.101    Unit Contract..............................................51
         1.102    [Deleted.].................................................52
         1.103    Winter Capability..........................................52
         1.104    Winter Period..............................................52
         1.105    10-Minute Spinning Reserve.................................52
         1.106    10-Minute Non-Spinning Reserve.............................53
         1.107    30-Minute Operating Reserve................................54
         1.108    [Deleted.].................................................55
         1.109    Modification of Certain Definitions When a Participant
                  Purchases a Portion of Its Requirements from Another
                  Participant Pursuant to Firm Contract......................55

SECTION 2 - PURPOSE; EFFECTIVE DATES.........................................58
         2.1      Purpose....................................................58
         2.2      Effective Dates; Transitional Provisions...................59

SECTION 3 - MEMBERSHIP.......................................................60

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 5


         3.1      Membership.................................................60
         3.2      Operations Outside the Control Area........................61
         3.3      Lack of Place of Business in New England...................62
         3.4      Obligation for Deferred Expenses...........................63
         3.5      Financial Security.........................................63

SECTION 4 - STATUS OF PARTICIPANTS...........................................64
         4.1      Treatment of Certain Entities as Single Participant........64
         4.2      Participants to Retain Separate Identities.................65

SECTION 5 - NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS................65
         5.1      NEPOOL Objectives..........................................65
         5.2      Cooperation by Participants................................67

PART TWO - GOVERNANCE........................................................68

SECTION 6 - COMMITTEE ORGANIZATION AND VOTING................................68
         6.1      Principal Committees.......................................68
         6.2      Sector Representation......................................69
         6.3      Appointment of Members and Alternates......................77
         6.4      Term of Members............................................78
         6.5      Regular and Special Meetings...............................78
         6.6      Notice of Meetings.........................................79
         6.7      Attendance.................................................79
         6.8      Quorum.....................................................80
         6.9      Voting Definitions.........................................80
         6.10     Voting On Proposed Actions.................................84
         6.11     Voting On Amendments.......................................84
         6.12     Designated Representatives and Proxies.....................88
         6.13     Limits on Representatives..................................89
         6.14     Adoption of Bylaws.........................................89

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                 Revised Sheet No. 6


         6.15     Joint Meetings of Technical Committees.....................90

SECTION 7 - PARTICIPANTS COMMITTEE...........................................91
         7.1      Officers...................................................91
         7.2      Adoption of Budgets........................................91
         7.3      Establishing Reliability Standards.........................91
         7.4      Appointment and Compensation of NEPOOL Personnel...........92
         7.5      Duties and Authority.......................................92
         7.6      Attendance of Participants at Committee Meeting............99
         7.7      Appeal of Actions to Review Board..........................99

SECTION 8 - RELIABILITY COMMITTEE...........................................101
         8.1      Officers..................................................101
         8.2      Notice to Members and Alternates of Participants
                  Committee.................................................102
         8.3      Voting; Appeal of Actions.................................102
         8.4      Responsibilities..........................................103
         8.5      Establishment of Subcommittees and Task Forces............108
         8.6      Further Powers and Duties.................................109

SECTION 9 - TARIFF COMMITTEE................................................109
         9.1      Officers..................................................109
         9.2      Notice to Members and Alternates of Participants
                  Committee.................................................110
         9.3      Voting; Appeal of Actions.................................110
         9.4      Responsibilities..........................................111
         9.5      Establishment of Subcommittees and Task Forces............112
         9.6      Further Powers and Duties.................................113

SECTION 10 - MARKETS COMMITTEE..............................................113
         10.1     Officers..................................................113
         10.2     Notice to Members and Alternates of Participants
                  Committee.................................................114
         10.3     Voting; Appeal of Actions.................................114
         10.4     Responsibilities..........................................115
         10.5     Establishment of Subcommittees and Task Forces............118

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 7


         10.6     Further Powers and Duties.................................118
         10.7     Development of Rules Relating to Non-Participant
                  Supply and Demand-side Resources..........................118

SECTION 11 - FURTHER RESTRUCTURING..........................................119

SECTION 11A - REVIEW BOARD..................................................120
         11A.1    Organization..............................................120
         11A.2    Composition...............................................121
         11A.3    Qualifications............................................122
         11A.4    Term......................................................123
         11A.5    Meetings..................................................123
         11A.6    Bylaws....................................................123
         11A.7    Procedure on Appeal of Participant Committee Action
                  or Failure to Take Action.................................124
         11A.8    Effect of a Review Board Decision.........................127

SECTION 11B - TRANSMISSION OWNERS COMMITTEE.................................129
         11B.1    Organization..............................................129
         11B.2    Membership................................................130
         11B.3    Appointment of Members and Alternates.....................130
         11B.4    Term of Members...........................................130
         11B.5    Regular and Special Meetings..............................131
         11B.6    Notice of Meetings........................................131
         11B.7    Attendance................................................131
         11B.8    Votes.....................................................132
         11B.9    Appointment of Task Forces or Working Groups..............133
         11B.10 Officers....................................................133
         11B.11 Adoption of Bylaws..........................................133
         11B.12 Review of Committee Actions.................................134

SECTION 11C - LIAISON COMMITTEE.............................................135
         11C.1    Organization; Duties......................................135

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 8


         11C.2    Membership................................................135
         11C.3    Regular and Special Meetings..............................136
         11C.4    Notice of Meetings........................................136
         11C.5    Attendance................................................136
         11C.6    Officers..................................................137

PART THREE - MARKET PROVISIONS..............................................138

SECTION 12 - INSTALLED CAPABILITY OBLIGATIONS AND PAYMENTS..................138
         12.1     Obligations to Provide Installed Capability...............138
         12.2     Computation of Installed Capability Responsibilities......138
         12.3     [Deleted].................................................159
         12.4     Bids to Furnish Installed Capability......................159
         12.5     Consequences of Deficiencies in Installed Capability
                  Responsibility............................................160
         12.6     [Deleted].................................................162
         12.7     Payments to Participants Furnishing Installed Capability..162

SECTION 13 - OPERATION, GENERATION, OTHER RESOURCES, AND INTERRUPTIBLE
             CONTRACTS......................................................164
         13.1     Maintenance and Operation in Accordance with Good
                  Utility Practice..........................................164
         13.2     Central Dispatch..........................................164
         13.3     Maintenance and Repair....................................165
         13.4     Objectives of Day-to-Day System Operation.................165
         13.5     Satellite Membership......................................166

SECTION 14 - INTERCHANGE TRANSACTIONS.......................................167
         14.1     Obligation for Energy, Operating Reserve and Automatic
                  Generation Control........................................167

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                 Revised Sheet No. 9


         14.2     Obligation to Bid or Schedule, and Right to Receive
                  Energy, Operating Reserve and Automatic Generation
                  Control...................................................170
         14.3     Amount of Energy, Operating Reserve and Automatic
                  Generation Control Received or Furnished..................176
         14.4     Payments by Participants Receiving Energy Service,
                  Operating Reserve and Automatic Generation Control........179
         14.5     Payments to Participants Furnishing Energy Service,
                  Operating Reserve, and Automatic Generation Control.......181
         14.6     Energy Transactions with Non-Participants.................184
         14.7     Participant Purchases Pursuant to Firm Contracts and
                  System Contracts..........................................187
         14.8     Determination of Energy Clearing Price....................188
         14.9     Determination of Operating Reserve Clearing Price.........189
         14.10    Determination of AGC Clearing Price.......................192
         14.11    Funds to or from which Payments are to be Made............193
         14.12    Development of Rules Relating to Nuclear and
                  Hydroelectric Generating Facilities, Limited-Fuel
                  Generating Facilities, and Interruptible Loads............201
         14.13    Dispatch and Billing Rules During Energy Shortages........202
         14.14    Congestion Uplift.........................................203
         14.15    Additional Uplift Charges.  ..............................207

PART FOUR - TRANSMISSION PROVISIONS.........................................208

SECTION 15 - OPERATION OF TRANSMISSION FACILITIES...........................208
         15.1     Definition of PTF.........................................208
         15.2     Maintenance and Operation in Accordance with Good
                  Utility Practice..........................................213
         15.3     Central Dispatch..........................................213
         15.4     Maintenance and Repair....................................214
         15.5     Additions to or Upgrades of PTF...........................214

SECTION 16 - SERVICE UNDER TARIFF...........................................217
         16.1     Effect of Tariff..........................................217

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 10


         16.2     Obligation to Provide Regional Service....................217
         16.3     Obligation to Provide Local Network Service...............218
         16.4     Transmission Service Availability.........................221
         16.5     Transmission Information..................................222
         16.6     Distribution of Transmission Revenues.....................222

SECTION 17 - POOL-PLANNED UNIT SERVICE......................................226
         17.1     Effective Period..........................................226
         17.2     Obligation to Provide Service.............................226
         17.3     Rules for Determination of Facilities Covered by
                  Particular Transactions...................................227
         17.4     Payments for Uses of EHV PTF During the Transition Period.229
         17.5     Payments for Uses of Lower Voltage PTF....................233
         17.6     Use of Other Transmission Facilities by Participants......234
         17.7     Limits on Individual Transmission Charges.................235

SECTION 17A - TRANSMISSION OWNERS RESERVED RIGHTS...........................235
         17A.1    ..........................................................236
         17A.2    ..........................................................236
         17A.3    ..........................................................237
         17A.4    ..........................................................237
         17A.5    ..........................................................238
         17A.6    ..........................................................238
         17A.7    ..........................................................238
         17A.8    ..........................................................239

PART FIVE - GENERAL.........................................................241

SECTION 18 - GENERATION AND TRANSMISSION FACILITIES.........................241
         18.1     Designation of Pool-Planned Facilities....................241
         18.2     Construction of Facilities................................241
         18.3     Protective Devices for Transmission Facilities and
                  Automatic Generation Control Equipment....................242

Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 11


         18.4     Review of Participant's Proposed Plans....................243
                  18.5     Participant to Avoid Adverse Effect..............244

SECTION 19 - EXPENSES.......................................................245
         19.1     Annual Fee................................................245
         19.2     NEPOOL Expenses...........................................247
         19.3     Restructuring Costs.......................................249

SECTION 20 - INDEPENDENT SYSTEM OPERATOR....................................255

SECTION 21 - MISCELLANEOUS PROVISIONS.......................................263
         21.1     Alternative Dispute Resolution............................263
         21.2     Payment of Pool Charges; Termination of Status as
                  Participant...............................................276
         21.3     Assignment................................................280
         21.4     Force Majeure.............................................281
         21.5     Waiver of Defaults........................................282
         21.6     Other Contracts...........................................282
         21.7     Liability and Insurance...................................283
         21.8     Records and Information...................................284
         21.9     Consistency with NPCC and NERC Standards..................285
         21.10    Construction..............................................285
         21.11    Amendment.................................................285
         21.12    Termination...............................................286
         21.13    Notices to Participants, Committees, Committee Members,
                  or the System Operator....................................287
         21.14    Severability and Renegotiation............................291
         21.15    No Third-Party Beneficiaries..............................292
         21.16    Counterparts..............................................292


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 12


               COMPOSITE RESTATED NEW ENGLAND POWER POOL AGREEMENT

THIS  AGREEMENT  dated as of the first day of September,  1971, as amended,  was entered into by the signatories  thereto for the establishment by them of a bulk power pool to be known as NEPOOL and is restated by an amendment dated as of May

7, 1999.

In  consideration  of  the  mutual  agreements  and  undertakings   herein,  the

signatories hereby agree as follows:

                                    PART ONE

                                  INTRODUCTION


                                    SECTION 1

                                   DEFINITIONS
                                   -----------

Whenever used in this  Agreement,  in either the singular or plural number,  the following  terms shall have the following  respective  meanings (an asterisk (*)

indicates  that the  definition  may be  modified in certain  cases  pursuant to

Section 1.109):





Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 13


1.1      Adjusted  Load * (not  less  than  zero) of a  Participant  during  any
         --------------
         particular  hour is the  Participant's  Load  during such hour less any

         Kilowatts  received (or Kilowatts which would have been received except for the application of Section 14.7(b)) by such Participant pursuant to a Firm Contract.


1.2      Adjusted Monthly Peak of a Participant for a month is its Monthly Peak,
         ---------------------
         provided  that if there has been a transfer  between  Participants,  in whole or part, of the responsibilities under this Agreement during such month  pursuant to a Firm Contract,  the Adjusted  Monthly Peak of each such Participant shall reflect the effect of such transaction,  but the

         Adjusted  Monthly Peak of a  Participant  shall not be changed from the

         Monthly Peak to reflect the effect of any other transaction.


1.3      Adjusted  Net  Interchange  of a  Participant  for an  hour  is (a) the
          -------------------------
         Kilowatts  produced by or delivered to the Participant  from its Energy

         Entitlements  or pursuant to  arrangements  entered into under  Section

         14.6, as adjusted in accordance  with uniform  market  operation  rules approved  by the  Markets  Committee  to  take  account  of  associated electrical  losses,  as  appropriate,  minus  (b)  the  sum of (i)  the
                                                -----
         Electrical Load of the Participant for the hour, and (ii) the



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 14


         kilowatthours  delivered  by such  Participant  to  other  Participants pursuant to Firm Contracts or System Contracts,  in accordance with the treatment  agreed to pursuant  to Section  14.7(a),  together  with any associated electrical losses.


1.3A     Administrative Procedures are procedures adopted by the System Operator
         -------------------------
         in order to fulfill its  responsibilities to apply and implement NEPOOL

         System Rules.


1.4      AGC Capability of an electric  generating  unit or combination of units
         --------------
         is the maximum  dependable  ability of the unit or units to increase or decrease  the level of output  within a time frame  specified by market operation  rules  approved by the Markets  Committee,  in response to a remote  direction  from  the  System  Operator  in  order  to  maintain currently  proper  power flows into and out of the NEPOOL  Control Area and to control frequency.


1.5      AGC  Entitlement  is (a)  the  right  to all or a  portion  of the  AGC
         ----------------
         Capability  of a generating  unit or  combination  of units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser,  reduced by (b) any  portion  thereof  which such  Entity is
                     ----------
         selling pursuant to a Unit Contract, and (c) further


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 15


         reduced or increased, as appropriate, to recognize rights to receive or
         --------------------
         obligations  to  supply  AGC  pursuant  to  Firm  Contracts  or  System

         Contracts in accordance with Section  14.7(a).  An AGC Entitlement in a generating  unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or  units  and may be

         transferred   separately   from  the   related   Installed   Capability

         Entitlement, Energy Entitlement, or Operating Reserve Entitlements.


1.6      Agreement is this  restated  contract and  attachments,  including  the
         ---------
         Tariff, as amended and restated from time to time.


1.7      Annual Transmission  Revenue  Requirements of a Participant's PTF or of
         ------------------------------------------
         all  Participants'  PTF for purposes of this  Agreement are the amounts determined in accordance with Attachment F to the Tariff.


1.8      Automatic  Generation  Control or AGC is a measure of the  ability of a
         ------------------------------
         generating  unit or portion thereof to respond  automatically  within a specified  time to a remote  direction  from  the  System  Operator  to increase or decrease the



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 16


         level of output in order to control frequency and to maintain currently proper power flows into and out of the NEPOOL Control Area.


1.8A     Balloting Agent is the Secretary of the Participants Committee.
         ---------------


1.9      Bid Price is the amount  which a  Participant  offers to  accept,  in a
         ---------
         notice  furnished  to the  System  Operator  by it or on its  behalf in accordance  with the market  operation  rules  approved  by the Markets

         Committee,  as compensation for (i) furnishing  Installed Capability to other  Participants  pursuant to this Agreement,  or (ii) preparing the start up or starting up or  increasing  the level of operation  of, and thereafter  operating,  a generating unit or units to provide Energy to other Participants  pursuant to this Agreement,  or (iii) having a unit or units available to provide Operating  Reserve to other  Participants pursuant to this Agreement, or (iv) having a unit or units available to provide AGC to other  Participants  pursuant to this Agreement,  or (v)

         providing to other Participants Installed Capability, Energy, Operating

         Reserve  and/or AGC pursuant to a Firm  Contract or System  Contract in accordance with Section 14.7.


1.10     Commission is the Federal Energy Regulatory Commission.
         ----------


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 17



1.11     Control  Area is an electric  power system or  combination  of electric
         -------------
         power systems to which a common automatic  generation control scheme is applied in order to:

         (l)      match, at all times, the power output of the generators within the electric power system(s) and capacity and energy purchased from entities outside the electric power  system(s),  with the load within the electric power system(s);


         (2)      maintain scheduled interchange with other Control Areas,

                  within the limits of Good Utility Practice;


         (3)      maintain the frequency of the electric power system(s)  within reasonable limits in accordance with Good Utility Practice and the criteria of the applicable regional reliability council or the NERC; and


         (4)      provide sufficient  generating  capacity to maintain operating reserves in accordance with Good Utility Practice.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 18


1.12     Curtailment is a reduction in firm or non-firm  transmission service in
         -----------
         response  to a  transmission  capacity  shortage  as a result of system reliability conditions.


1.13     Direct  Assignment  Facilities are facilities or portions of facilities
         ------------------------------
         that are Non-PTF  and are  constructed  for the sole  use/benefit  of a particular Transmission Customer requesting service under the Tariff or

         Generator  Owner  requesting  an  interconnection.   Direct  Assignment

         Facilities  shall  be  specified  in  a  separate  agreement  with  the

         Transmission  Provider whose  transmission  system is to be modified to include and/or  interconnect with said Facilities,  shall be subject to applicable  Commission  requirements  and  shall  be  paid  for  by the

         Transmission  Customer  or a  Generator  Owner in  accordance  with the separate agreement and not under the Tariff.


1.14     Dispatch Price of a generating  unit or combination of units, or a Firm
         --------------
         Contract or System  Contract  permitted  to be bid to supply  Energy in accordance  with Section  14.7(b),  is the price to provide Energy from the  unit or  units or  Contract,  as  determined  pursuant  to  market operation  rules approved by the Markets  Committee to incorporate  the

         Bid  Price  for  such  Energy  and  any  loss  adjustments,  if  and as appropriate under such market operation rules.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 19



1.15     EHV PTF are PTF  transmission  lines  which are  operated  at 230 kV or
         -------
         above and related PTF  facilities,  including  transformers  which link other EHV PTF facilities,  but do not include  transformers  which step down from 230 kV or a higher voltage to a voltage below 230 kV.


1.16     Electrical  Load (in Kilowatts) of a Participant  during any particular
         ----------------
         hour is the total during such hour (eliminating any distortion  arising out of (i) Interchange  Transactions,  or (ii) transactions  across the system  of such  Participant,  or  (iii)  deliveries  between  Entities constituting a single Participant,  or (iv) other electrical losses, if and as appropriate), of


         (a)      kilowatthours provided by such Participant to its retail

                  customers for consumption, plus
                                             ----

         (b)      kilowatthours of use by such Participant, plus
                                                            ----

         (c)      kilowatthours of electrical losses and unaccounted for use by the Participant on its system, plus
                                                 ----

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 20


         (d)      kilowatthours used by such Participant for pumping Energy for its Entitlements in pumped storage hydroelectric generating facilities, plus
                              ----


         (e)    kilowatthours delivered by such Participant to Non-Participants.


         The  Electrical  Load  of  a  Participant  may  be  calculated  in  any reasonable manner which substantially complies with this definition.


1.17     Eligible  Customer  is the  following:  (i)  Any  Participant  that  is
         ------------------
         engaged,  or proposes to engage,  in the  wholesale or retail  electric power  business is an  Eligible  Customer  under the  Tariff.  (ii) Any

         electric  utility   (including  any  power  marketer),   Federal  power

         marketing agency,  or any other entity  generating  electric energy for sale or for resale is an Eligible  Customer under the Tariff.  Electric energy sold or produced by such entity may be electric  energy produced in the  United  States,  Canada or  Mexico.  However,  with  respect to transmission service that the Commission is prohibited from ordering by

         Section  212(h) of the Federal  Power Act, such entity is eligible only if the service is provided  pursuant  to a state  requirement  that the

         Transmission Provider with which that entity is directly interconnected offer the unbundled transmission service, or pursuant to a


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 21


         voluntary offer of such service by the Transmission Provider with which that  entity is directly  interconnected.  (iii) Any end user taking or eligible to take  unbundled  transmission  service  pursuant to a state requirement that the Transmission  Provider with which that end user is directly  interconnected offer the transmission service, or pursuant to a voluntary  offer of such service by the  Transmission  Provider  with which that end user is directly interconnected, is an Eligible Customer under the Tariff.


1.17A    End  User  Participant  is  a  Participant   which  is  a  consumer  of
         ----------------------
         electricity  in the NEPOOL  Control  Area that  generates  or purchases electricity  primarily for its own  consumption  or a non-profit  group representing such consumers.


1.18     Energy is power produced in the form of electricity, measured in
         ------
         kilowatthours or megawatthours.


1.19     Energy  Entitlement  is (i) a right to  receive  Energy  under a System
         -------------------
         Contract or a Firm Contract in accordance with Section 14.7(a), or (ii)

         a right  to  receive  all or a  portion  of the  electric  output  of a generating  unit or units to which an  Entity is  entitled  as an owner

         (either sole or in common) or as a purchaser


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 22


         pursuant to a Unit Contract, reduced by (iii) any portion thereof which
                                      ----------
         such  Entity  is  selling  pursuant  to  a  Unit  Contract.  An  Energy

         Entitlement  in a  generating  unit or  units  may,  but need  not,  be combined with any other  Entitlements  relating to such generating unit or units and may be transferred  separately from the related  Installed

         Capability   Entitlement,   Operating  Reserve  Entitlements,   or  AGC

         Entitlement.


1.20     Entitlement is an Installed Capability Entitlement, Energy Entitlement,
         -----------
         Operating Reserve Entitlement, or AGC Entitlement.  When used in the plural form, it may be any or all such Entitlements or combinations thereof, as the context requires.


1.21     Entity is any  person or  organization  whether  the  United  States of
         ------
         America or Canada or a state or  province  or a  political  subdivision thereof  or a  duly  established  agency  of  any of  them,  a  private corporation,  a partnership,  an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto that is either:



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 23


         (a)      engaged in the electric power business (the generation  and/or

                  transmission    and/or   distribution   of   electricity   for

                  consumption  by the public or the purchase,  as a principal or broker, of Installed  Capability,  Energy,  Operating Reserve,

                  and/or AGC for resale); or


         (b)      a consumer  of  electricity  in the NEPOOL  Control  Area that generates  or  purchases  electricity  primarily  for  its own consumption or a non-profit group representing such consumers.


1.22     Excepted  Transaction  is a transaction  specified in Section 25 of the
         ---------------------
         Tariff for the  applicable  period  specified  in that  Section,  or in

         Sections 25A and 25B of the Tariff.


1.23     [Deleted.]


1.24     Facilities  Study is an engineering  study  conducted  pursuant to this
         -----------------
         Agreement  or the  Tariff by the  System  Operator  and/or  one or more affected  Participants to determine the required  modifications  to the

         NEPOOL Transmission System,


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 24


         including   the   cost   and   scheduled   completion   date  for  such

         modifications,   that  will  be   required   to  provide  a   requested

         transmission service or interconnection.


1.25     Firm  Contract is any  contract,  other than a Unit  Contract,  for the
         --------------
         purchase of Installed Capability,  Energy,  Operating Reserves,  and/or

         AGC,  pursuant to which the purchaser's right to receive such Installed

         Capability,  Energy, Operating Reserves,  and/or AGC is subject only to the supplier's inability to make deliveries thereunder as the result of events beyond the supplier's reasonable control.


1.26     First Effective Date is March 1, 1997.
         --------------------


1.27     Good Utility  Practice  shall mean any of the practices,  methods,  and
         ----------------------
         acts  engaged in or approved by a  significant  portion of the electric utility  industry  during  the  relevant  time  period,  or  any of the practices,  methods,  and acts which,  in the  exercise  of  reasonable judgement  in light of the  facts  known at the time the  decision  was made,  could have been expected to accomplish  the desired  result at a reasonable cost consistent with good business  practices,  reliability,

         safety  and  expedition.  Good  Utility  Practice  is not  limited to a single, optimum


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 25


         practice,  method or act to the  exclusion  of  others,  but  rather is intended to include acceptable  practices,  methods,  or acts generally accepted in the region.


1.28     HQ  Contracts  are the HQ  Interconnection  Agreement,  the HQ  Phase I
         -------------
         Energy Contract, and the HQ Phase II Firm Energy Contract.


1.29     HQ Energy  Banking  Agreement is the Energy Banking  Agreement  entered
         -----------------------------
         into on March 21, 1983 by Hydro-Quebec,  the Participants,  New England

         Electric  Transmission  Corporation and Vermont  Electric  Transmission

         Company, Inc., as it may be amended from time to time.


1.30     HQ  Interconnection  is the United States  segment of the  transmission
         -------------------
         interconnection  which  connects  the systems of  Hydro-Quebec  and the

         Participants. "Phase I" is the United States portion of the 450 kV HVDC transmission line from a terminal at the Des Cantons  Substation on the

         Hydro-Quebec  system near  Sherbrooke,  Quebec to a terminal  having an approximate  rating  of  690  MW  at  a  substation  at  the  Comerford

         Generating Station on the Connecticut  River.  "Phase II" is the United

         States portion of the facilities  required to increase to approximately

         2000 MW the transfer capacity of the HQ


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 26


         Interconnection,  including an extension of the HVDC  transmission line from the  terminus  of Phase I at the  Comerford  Station  through  New

         Hampshire to a terminal at the Sandy Pond Substation in  Massachusetts.

         The HQ Interconnection does not include any PTF facilities installed or modified to effect  reinforcements  of the New England AC  transmission system  required  in  connection  with the HVDC  transmission  line and terminals.


1.31     HQ Interconnection  Agreement is the Interconnection  Agreement entered
         -----------------------------
         into on March 21, 1983 by Hydro-Quebec and the Participants,  as it may

         be amended from time to time.


1.32     HQ  Interconnection  Capability  Credit  of a  Participant  for a month
         ---------------------------------------
         during the Base Term (as  defined  in Section  1.38) of the HQ Phase II

         Firm  Energy   Contract  is  the  sum  in   Kilowatts   of  (1)(a)  the

         Participant's  percentage  share,  if any,  of the HQ Phase I  Transfer

         Capability  times (b) the HQ Phase I Transfer  Credit,  plus (2)(a) the
                                                                 ----
         Participant's  percentage  share,  if any,  of the HQ Phase II Transfer

         Capability, times (b) the HQ Phase II Transfer Credit. The Participants
                     -----
         Committee shall  establish  appropriate HQ  Interconnection  Capability

         Credits to apply for a  Participant  which has such a percentage  share

         (i) during an


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 27


         extension of the HQ Phase II Firm Energy  Contract,  and (ii) following the expiration of the HQ Phase II Firm Energy Contract.


1.33     HQ Interconnection  Transfer Capability is the transfer capacity of the
         ---------------------------------------
         HQ Interconnection under normal operating conditions,  as determined in accordance  with  Good  Utility  Practice.  The "HQ  Phase  I  Transfer

         Capability" is the transfer capacity under normal operating conditions,

         as determined in accordance with Good Utility Practice,  of the Phase I terminal facilities as determined  initially as of the time immediately prior to Phase II of the Interconnection first being placed in service,

         and as adjusted  thereafter  only to take into  account  changes in the transfer  capacity  which are  independent of any effect of Phase II on the operation of Phase I. The "HQ Phase II Transfer  Capability" is the

         difference between the HQ Interconnection  Transfer  Capability and the

         HQ Phase I Transfer  Capability.  Determinations of, and any adjustment in,  transfer  capacity  shall  be made  by the  Markets  Committee  in accordance  with a schedule  consistent with that followed by it in its determination  of  the  Winter  Capability  and  Summer  Capability  of

         generating units.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 28


1.34     HQ  Net  Interconnection  Capability  Credit  of  a  Participant  at  a
         --------------------------------------------
         particular time is its HQ Interconnection Capability Credit at the time in Kilowatts,  minus a number of Kilowatts  equal to (1) the percentage
                        -----
         of its share of the HQ Interconnection Transfer Capability committed or used by it for an  "Entitlement  Transaction"  at the time under the HQ

         Use Agreement,  times (2) its HQ Interconnection  Capability Credit for
                         -----
         the current month.


1.35     HQ Phase I Energy Contract is the Energy Contract entered into on March
         --------------------------
         21, 1983 by  Hydro-Quebec  and the  Participants,  as it may be amended from time to time.


1.36     HQ Phase I Percentage is the percentage of the total HQ Interconnection
         ---------------------
         Transfer Capability represented by the HQ Phase I Transfer Capability.


1.37     HQ  Phase I  Transfer  Credit  is  60/69  of the HQ  Phase  I  Transfer
         -----------------------------
         Capability,  or  such  other  fraction  of  the  HQ  Phase  I  Transfer

         Capability as the Participants Committee may establish.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 29


1.38     HQ Phase II Firm Energy  Contract is the Firm Energy  Contract dated as
         ---------------------------------
         of  October  14,  1985   between   Hydro-Quebec   and  certain  of  the

         Participants,  as it may be amended from time to time.  The "Base Term"

         of the HQ Phase II Firm Energy Contract is the period commencing on the date deliveries were first made under the Contract and ending on August

         31, 2000.


1.39     HQ Phase II Gross  Transfer  Responsibility  of a  Participant  for any
         -------------------------------------------
         month during the Base Term of the HQ Phase II Firm Energy  Contract (as

         defined  in  Section  1.38)  is the  number  in  Kilowatts  of (a)  the

         Participant's  percentage  share,  if any,  of the HQ Phase II Transfer

         Capability  for the month  times (b) the HQ Phase II  Transfer  Credit.
                                    -----
         Following  the Base Term of the HQ Phase II Firm Energy  Contract,  and

         again following the expiration of the HQ Phase II Firm Energy Contract,

         the  Participants  Committee shall establish an appropriate HQ Phase II

         Gross Transfer  Responsibility that shall remain in effect concurrently with the HQ Interconnection Capability Credit.


1.40     HQ Phase II Net Transfer  Responsibility of a Participant for any month is its HQ Phase II Gross Transfer  Responsibility for the month minus a number of Kilowatts equal to (1) the highest percentage of its share of
                             --------
         the HQ


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 30


         Interconnection  Transfer Capability committed or used by it on any day of  the  month  for  an  "Entitlement  Transaction"  under  the  HQ Use

         Agreement,  times (2) its HQ Phase II Gross Transfer Responsibility for
                     -----
         the month.

1.41     HQ  Phase  II   Percentage   is  the   percentage   of  the   total  HQ
         --------------------------
         Interconnection  Transfer  Capability  represented  by the HQ  Phase II

         Transfer Capability.


1.42     HQ Phase II  Transfer  Credit  is  90/131  of the HQ Phase II  Transfer
         -----------------------------
         Capability,  or  such  other  fraction  of the  HQ  Phase  II  Transfer

         Capability as the Participants Committee may establish.


1.43     HQ Use  Agreement  is  the  Agreement  with  Respect  to Use of  Quebec
         -----------------
         Interconnection  dated as of  December  1, 1981  among  certain  of the

         Participants, as amended and restated as of September 1, 1985 and as it may be further amended from time to time.


1.44     Installed  Capability of an electric  generating unit or combination of
         ---------------------
         units during the Winter Period is the Winter Capability of such unit or units and  during the Summer  Period is the Summer  Capability  of such unit or units.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 31



1.45     Installed  Capability  Entitlement is (a) the right to all or a portion
         ----------------------------------
         of the Installed  Capability of a generating  unit or units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser  pursuant  to a Unit  Contract,  (b)  reduced by any  portion
                                                         ------- --
         thereof which such Entity is selling  pursuant to a Unit Contract,  and

         (c) further reduced or increased,  as appropriate,  to recognize rights
                     --------------------
         to receive or obligations to supply  Installed  Capability  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An Installed  Capability  Entitlement  relating to a unit or units may,

         but need not, be combined with any other Entitlements  relating to such generating  unit or units and may be  transferred  separately  from the related Energy  Entitlement,  Operating  Reserve  Entitlements,  or AGC

         Entitlement.


1.46     Installed Capability Responsibility * of a Participant for any month is
         -----------------------------------
         the number of Kilowatts determined in accordance with Section 12.2.


1.47     Installed  System  Capability of a Participant at a particular  time is
         -----------------------------
         (1) the sum of such  Participant's  Installed  Capability  Entitlements plus (2) its HQ Net Interconnection Capability Credit at the time.
         ----


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 32



1.48     Interchange  Transactions are transactions  deemed to be effected under
         -------------------------
         Section 12 of the Prior NEPOOL  Agreement prior to the Second Effective

         Date, and  transactions  deemed to be effected under Section 14 of this

         Agreement on and after the Second Effective Date.


1.49     Internal  Point-to-Point  Service is the  transmission  service by that
         ---------------------------------
         name provided pursuant to Section 19 of the Tariff.


1.50     Interruption  is a reduction  in non-firm  transmission  service due to
         ------------
         economic reasons  pursuant to Section 28.7 of the Tariff,  other than a reduction  which  results  from a  failure  to  dispatch  a  generating resource,  including a contract,  used in a  transaction  requiring  In

         Service or Through or Out Service which is out of merit order.


1.51     ISO is the  Independent  System  Operator which is responsible  for the
         ---
         continued  operation of the NEPOOL Control Area from the NEPOOL control center and the  administration of the Tariff,  subject to regulation by the Commission.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 33


1.52     Kilowatt is a kilowatthour per hour.
         --------


1.52A    Liaison Committee is the committee whose responsibilities are specified
         -----------------
         in Section 11C.


1.53     Load * (in Kilowatts) of a Participant  during any  particular  hour is
         ----
         the total during such hour  (eliminating any distortion  arising out of

         (i) Interchange Transactions, or (ii) transactions across the system of such Participant,  or (iii) deliveries between Entities  constituting a single  Participant,  or  (iv)  other  electrical  losses,  if  and  as appropriate) of


         (a)      kilowatthours  provided  by  such  Participant  to its  retail customers for consumption  (excluding any kilowatthours  which may be  classified  as  interruptible  under market  operation rules approved by the Markets Committee), plus
                                                            ----

         (b)      kilowatthours delivered by such Participant pursuant to Firm

                  Contracts to its wholesale customers for resale, plus
                                                                   ----


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 34


         (c)      kilowatthours of use by such Participant, exclusive of use by such Participant for the operation and maintenance of its

                  generating unit or units, plus
                                            ----


         (d)      kilowatthours of electrical losses and unaccounted for use by the Participant on its system.


         The Load of a Participant  may be calculated in any  reasonable  manner which substantially complies with this definition.


         For the purposes of calculating a Participant's  Annual Peak,  Adjusted

         Monthly  Peak,  Adjusted  Annual Peak and Monthly  Peak,  the Load of a

         Participant  shall be adjusted to eliminate any  distortions  resulting

         from  voltage  reductions.   In  addition,  upon  the  request  of  any

         Participant,  the Markets Committee shall make, or supervise the making of, appropriate adjustments in the computation of Load for the purposes of calculating any  Participant's  Annual Peak,  Adjusted Monthly Peak,

         Adjusted  Annual Peak and Monthly  Peak to  eliminate  any  distortions resulting from emergency load  curtailments  which would  significantly affect the Load of any Participant.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 35


1.54     Local  Network  is the  transmission  facilities  constituting  a local
         --------------
         network  identified on Attachment E to the Tariff,  and any other local network  or change in the  designation  of a Local  Network  as a Local

         Network which the Participants  Committee may designate or approve from time to time. The Participants  Committee may not unreasonably withhold approval of a request by a Participant  that it effect such a change or designation.


1.55     Local Network Service is the service provided,  under a separate tariff
         ---------------------
         or  contract,  by a  Participant  that is a  Transmission  Provider  to another  Participant,  or other entity  connected  to the  Transmission

         Provider's  Local Network to permit the other  Participant or entity to efficiently and economically utilize its resources to serve its load.


1.56     Lower Voltage PTF are all PTF facilities other than EHV PTF.
         -----------------


1.57     Market Products are Installed Capability, Operable Capability, Energy,
         ---------------
         each category of Operating Reserve and AGC.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 36


1.57A    Market  Rules are the system  rules and  operating  procedures  adopted
         -------------
         pursuant  to the  System  Operator  Agreement  in  connection  with the administration of the NEPOOL Market.


1.58     [Deleted.]


1.58A    Markets Committee is the committee whose responsibilities are specified
         -----------------
         in Section 10 and which may have  additional  responsibilities  under a proper  delegation of authority by the Participants  Committee.  To the

         extent  practicable,   references  in  the  Agreement  to  the  Markets

         Committee shall include the prior Regional Market Operations  Committee as the predecessor of the Markets Committee.


1.59     Monthly Peak of a Participant for a month is the maximum Adjusted Load
         ------------
         of the Participant during any hour in the month.


1.60     NEPOOL is the New England Power Pool,  the power pool created under and
         ------
         governed by this Agreement, and the Entities collectively participating in the New England Power Pool as Participants.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 37



1.61     NEPOOL Control Area is the integrated  electric power system to which a
         -------------------
         common  Automatic  Generation  Control  scheme  and  various  operating procedures  are  applied  by or under  the  supervision  of the  System

         Operator in order to:


                  (i)      match,  at  all  times,   the  power  output  of  the

                           generators  within  the  electric  power  system  and

                           capacity and Energy  purchased from entities  outside

                           the electric  power system,  with the load within the

                           electric power system;


                  (ii)     maintain  scheduled  interchange   with   other

                           interconnected systems, within the limits of Good

                           Utility Practice;


                  (iii)    maintain the  frequency of the electric  power system

                           within  reasonable  limits  in  accordance  with Good

                           Utility  Practice  and the  criteria  of the NPCC and

                           NERC; and



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 38


                  (iv)     provide  sufficient  generating  capacity to maintain

                           operating  reserves in  accordance  with Good Utility

                           Practice.


1.62     NEPOOL Installed Capability at any particular time is the sum of the
         ---------------------------
         Installed System Capabilities of all Participants at such time.


1.63     NEPOOL Installed Capability  Responsibility for any month is the sum of
         -------------------------------------------
         the Installed  Capability  Responsibilities  of all Participants during that month.


1.64     NEPOOL Objective Capability for any year or period during a year is the
         ---------------------------
         minimum NEPOOL Installed Capability,  treating the reliability benefits of the HQ  Interconnection as Installed  Capability,  as established by the Participants Committee, required to be provided by the Participants

         in  aggregate  for  the  period  to  meet  the  reliability   standards

         established by the Participants Committee pursuant to Section 7.5(e).


1.64A    NEPOOL Market is the market for electric  energy,  capacity and certain
         -------------
         ancillary services within the NEPOOL Control Area.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 39


1.64B    NEPOOL System Rules are the Market Rules, the NEPOOL Information Policy
         -------------------
         and  any  other  system  rules  for the  operation  of the  System  and administration  of the  NEPOOL  Market,  the NEPOOL  Agreement  and the

         NEPOOL Tariff.


1.64C    NERC is the North American Electric Reliability Council.
         ----


1.65     New Unit is an  electric  generating  unit  (including  a unit or units
         --------
         owned by a  Non-Participant  in which a Participant  has an Entitlement under a Unit Contract) first placed into commercial operation after May

         1, 1987 (or, in the case of a unit or units owned by a Non-Participant,

         in which a Participant's  Unit Contract  Entitlement  became  effective after May 1,  1987) and not  listed  on  Exhibit B to the Prior  NEPOOL

         Agreement.


1.66     Non-Participant is any entity which is not a Participant.
         ---------------


1.66A    NPCC is the Northeast Power Coordinating Council.
         ----

1.66B    OASIS is the Open  Access  Same-Time  Information  System of the System
         -----
         Operator.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 40


1.67     Operable Capability of an electric generating unit or units in any hour
         -------------------
         is the portion of the  Installed  Capability of the unit or units which is operating or available to respond within an  appropriate  period (as identified in market operation rules approved by the Markets Committee)

         to the  System  Operator's  call to meet the  Energy  and/or  Operating

         Reserve  and/or AGC  requirements  of the NEPOOL  Control Area during a

         Scheduled  Dispatch  Period  or  is  available  to  respond  within  an appropriate  period to a schedule  submitted by a  Participant  for the hour in accordance with market  operation rules approved by the Markets

         Committee.


1.68     [Deleted].


1.69     [Deleted].


1.70     [Deleted].


1.71     Operating  Reserve  is  any  or a  combination  of  10-Minute  Spinning
         ------------------
         Reserve,   10-Minute  Non-Spinning  Reserve,  and  30-Minute  Operating

         Reserve, as the context requires.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 41



1.72     Operating  Reserve  Entitlement is (a) the right to all or a portion of
         -------------------------------
         the  Operating  Reserve  of any  category  which can be  provided  by a generating  unit or units to which an  Entity is  entitled  as an owner

         (either  sole  or in  common)  or as a  purchaser  pursuant  to a  Unit

         Contract,  (b)  reduced by any  portion  thereof  which such  Entity is
                         ----------
         selling  pursuant  to a Unit  Contract,  and  (c)  further  reduced  or
                                                                     -----------
         increased,   as  appropriate,   to  recognize   rights  to  receive  or
         ---------
         obligations to supply  Operating  Reserve of that category  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An  Operating  Reserve  Entitlement  in  any  category  relating  to  a generating  unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or  units  and may be transferred  separately from the other categories of Operating  Reserve

         Entitlements  related  to such  unit or  units  and  from  the  related

         Installed   Capability   Entitlement,   Energy   Entitlement,   or  AGC

         Entitlement.


1.73     Other  HQ  Energy  is  Energy  purchased  under  the HQ  Phase I Energy
         -----------------
         Contract which is classified as "Other Energy" under that contract.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 42


1.74     Participant  is an  eligible  Entity  (or group of  Entities  which has
         -----------
         elected to be treated as a single Participant  pursuant to Section 4.1)

         which is a signatory to this  Agreement and has become a Participant in accordance  with Section 3.1 until such time as such Entity's status as a Participant terminates pursuant to Section 21.2.


1.74A    Participants  Committee is the  committee  whose  responsibilities  are
         -----------------------
         specified  in Section 7. To the extent  applicable,  references  in the

         Agreement  to  the  Participants  Committee  shall  include  the  prior

         Management  Committee or Executive  Committee as the predecessor of the

         Participants Committee.


1.75     Pool-Planned Facility is a generation or transmission facility
         ---------------------
         designated as "pool-planned" pursuant to Section 18.1.


1.76     Pool-Planned  Unit is one of the following units: New Haven Harbor Unit
         ------------------
         1 (Coke Works),  Mystic Unit 7, Canal Unit 2, Potter Unit 2, Wyman Unit

         4,  Stony  Brook  Units 1, 1A,  1B,  1C, 2A and 2B,  Millstone  Unit 3,

         Seabrook  Unit 1 and Waters  River Unit 2 (to the extent of 7 megawatts of its Summer Capability and 12 megawatts of its Winter Capability).



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 43



1.77     Power  Year is (i) the  period  of twelve  (12)  months  commencing  on
         -----------
         November  1, in each year to and  including  1997;  (ii) the  period of seven (7) months  commencing on November 1, 1998;  and (iii) the period of  twelve  (12)  months  commencing  on June 1,  1999 and each  June 1 thereafter.


1.78     Prior NEPOOL Agreement is the NEPOOL Agreement as in effect on
         ----------------------
         December 1, 1996.


1.79     Proxy Unit is a hypothetical electric generating unit which possesses a
         ----------
         Winter  Capability,  equivalent forced outage rate, annual  maintenance outage requirement, and seasonal derating determined in accordance with

         Section 12.2(a)(2).


1.80     PTF are the pool transmission  facilities  defined in Section 15.1, and
         ---
         any other new transmission  facilities which the Reliability  Committee determines,  in accordance with criteria  approved by the  Participants

         Committee  and  subject  to review by the  System  Operator,  should be included in PTF.



Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 44


1.80A    Publicly Owned Entity is an Entity which is either a municipality or an
         ---------------------
         agency thereof,  or a body politic and public corporation created under the  authority  of one of the New England  states,  authorized  to own,

         lease and operate  electric  generation,  transmission  or distribution facilities, or an electric cooperative,  or an organization of any such entities.


1.81     [Deleted.]


1.82     Regional  Network  Service  is the  transmission  service  by that name
         --------------------------
         provided pursuant to Section 14 of the Tariff.


1.83     [Deleted.]


1.84     [Deleted.]


1.85     Related   Person  of  a  Participant   is  either  (i)  a  corporation,
         ----------------
         partnership,  business trust or other business organization 10% or more of the  stock  or  equity  interest  in  which  is  owned  directly  or indirectly  by, or is under common control with,  the  Participant,  or

         (ii) a corporation, partnership, business trust or other



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 45


         business  organization which owns directly or indirectly 10% or more of the  stock or other  equity  interest  in the  Participant,  or (iii) a corporation, partnership, business trust or other business organization

         10% or more of the  stock or other  equity  interest  in which is owned directly or indirectly by a corporation, partnership, business trust or other business organization which also owns 10% or more of the stock or other equity interest in the Participant.


1.85A    Reliability  Committee  is the  committee  whose  responsibilities  are
         ----------------------
         specified in Section 8 and which may have  additional  responsibilities under a proper  delegation of authority by the Participants  Committee.

         To  the  extent  practicable,   references  in  the  Agreement  to  the

         Reliability  Committee  shall  include  the  prior  Market  Reliability

         Planning  Committee  or  the  prior  Regional   Transmission   Planning

         Committee as the predecessor of the Reliability Committee.


1.85B    Reliability  Standards  are  those  rules,  standards,  procedures  and
         ----------------------
         protocols  approved by the Participants  Committee  pursuant to Section

         7.3, or its predecessors,  that set forth specifics  concerning how the

         System Operator shall


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 46


         exercise its authority over matters pertaining to the reliability of the bulk power system.


1.85C    Review Board is the board whose responsibilities are specified in
         ------------
         Section 11A.


1.86     Scheduled  Dispatch  Period is the shortest period for which the System
         ---------------------------
         Operator performs and publishes a projected  dispatch schedule based on

         projected    Electrical    Loads   and    actual    Bid    Prices   and

         Participant-directed  schedules for  resources  submitted in accordance with Section 14.2(d).


1.87     Second Effective Date is May 1, 1999.
         ---------------------


1.87A    Sector has the meaning specified in Section 6.2.
         ------

1.88     Service  Agreement  is the  initial  agreement  and any  amendments  or
         ------------------
         supplements  thereto entered into by the Transmission  Customer and the

         System Operator for service under the Tariff.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 47


1.89     Summer  Capability of an electric  generating  unit or  combination  of
         ------------------
         units is the maximum  dependable load carrying  ability in Kilowatts of such unit or units  (exclusive  of capacity  required  for station use)

         during the Summer  Period,  as determined  by the Markets  Committee in accordance with Section 10.4(d).


1.90     Summer Period in each Power Year is the four-month period from June
         -------------
         through September.


1.91     System   Contract  is  any  contract  for  the  purchase  of  Installed
         -----------------
         Capability,  Energy,  Operating  Reserves and/or AGC, other than a Unit

         Contract or Firm Contract,  pursuant to which the purchaser is entitled to a specifically  determined or determinable  amount of such Installed

         Capability, Energy, Operating Reserves and/or AGC.


1.92     System Impact Study is an  assessment  pursuant to Part V, VI or VII of
         -------------------
         the Tariff of (i) the  adequacy  of the NEPOOL  Transmission  System to accommodate  a request for the  interconnection  of a new or materially changed generating unit or a new or materially changed  interconnection to another  Control  Area or new  Regional  Network  Service,  Internal

         Point-to-Point Service


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 48


         or Through or Out Service, and (ii) whether any additional costs may be required  to be incurred  in order to provide  the  interconnection  or transmission service.


1.93     System Operator is the central  dispatching agency provided for in this
         ---------------
         Agreement  which has  responsibility  for the  operation  of the NEPOOL

         Control Area from the NEPOOL control center and the  administration  of the  Tariff.  The  System  Operator  is ISO New  England  Inc.,  unless replaced  by a  substitute  independent  system  operator,  a  regional transmission  organization or an entity that forms a part of a regional transmission  organization that has, in each case, been approved by the

         Commission.


1.94     Target  Availability  Rate  is the  assumed  availability  of a type of
         --------------------------
         generating  unit  utilized  by  the   Participants   Committee  in  its

         determination   pursuant   to  Section   7.5(e)  of  NEPOOL   Objective

         Capability.


1.95     Tariff  is the  NEPOOL  Open  Access  Transmission  Tariff  set  out in
         ------
         Attachment  B to the  Agreement,  as modified  and amended from time to time.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 49


1.95A    Tariff Committee is the committee whose  responsibilities are specified
         ----------------
         in  Section 9 and which may have  additional  responsibilities  under a proper  delegation of authority by the Participants  Committee.  To the extent practicable, references in the Agreement to the Tariff Committee shall include the prior Regional  Transmission  Operations Committee as the predecessor of the Tariff Committee.


1.95B    Technical Committees are the Reliability Committee, the Tariff
         --------------------
         Committee and the Markets Committee.


1.96     Third Effective Date is the date on which all Interchange  Transactions
         --------------------
         shall begin to be effected on the basis of separate Bid Prices for each type of  Entitlement.  The Third  Effective  Date shall be fixed at the discretion of the Participants  Committee to occur within six months to one year after the Second  Effective Date, or at such later date as the

         Commission  may  fix  on  its  own  or  pursuant  to a  request  by the

         Participants Committee.


1.97     Through  or Out  Service  is the  transmission  service  by  that  name
         ------------------------
         provided pursuant to Section 18 of the Tariff.

Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 50



1.98     Transition Period is the six-year period commencing on March 1, 1997.
         -----------------


1.99     Transmission   Customer  is  any  Eligible   Customer  that  (i)  is  a
         -----------------------
         Participant  which is not  required  to sign a Service  Agreement  with respect to a service to be furnished to it in  accordance  with Section

         48 of the Tariff or (ii)  executes,  on its own  behalf or through  its

         Designated Agent, a Service Agreement, or (iii) requests in writing, on its own behalf or through its Designated  Agent,  that NEPOOL file with the Commission a proposed  unexecuted  Service  Agreement in order that the  Eligible  Customer  may  receive  transmission  service  under the

         Tariff.


1.99A    Transmission  Owner  is  a  Transmission   Provider  which  makes  its
         -------------------
         PTF available  under the Tariff and owns a Local Network listed in

         Attachment E to the Tariff which is not a Publicly Owned Entity,

         including any affiliate of a Transmission Provider that owns transmission facilities that are made available as part of the

         Transmission Provider's Local Network;  provided that if a Transmission

         Provider is not listed in Attachment E to the Tariff on May 10, 1999,

         the Transmission Provider must also (1) own, or lease with rights equivalent to ownership,  PTF with an original capital investment in its PTF as of the end of the most recent year for which figures are



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 51


         available from annual reports  submitted to the Commission  in  Form  1 or  any  similar  form  containing  comparable annualized data of at least $30,000,000,  and (2) provide  transmission service  to non-affiliated customers pursuant to an open access transmission tariff on file with the Commission.


1.99B    Transmission  Owners Committee is the committee whose  responsibilities
         ------------------------------
         are specified in Section 11B.


1.100    Transmission Provider is the Participants,  collectively, which own PTF
         ---------------------
         and are in the  business of providing  transmission  service or provide service under a local open access  transmission  tariff, or in the case of a state or municipal or  cooperatively-owned  Participant,  would be required to do so if requested pursuant to the reciprocity requirements specified in the Tariff, or an individual such  Participant,  whichever is appropriate.


1.101    Unit Contract is a purchase contract pursuant to which the purchaser is
         -------------
         in effect currently entitled either (i) to a specifically determined or determinable portion of the Installed Capability of a specific electric generating  unit or  units,  or (ii) to a  specifically  determined  or determinable amount of Energy, Operating


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 52


         Reserves  and/or AGC if, or to the  extent  that,  a specific  electric generating unit or units is or can be operated.


1.102    [Deleted.]


1.103    Winter  Capability of an electric  generating  unit or  combination  of
         ------------------
         units is the maximum  dependable load carrying  ability in Kilowatts of such unit or units  (exclusive  of capacity  required  for station use)

         during the Winter  Period,  as determined  by the Markets  Committee in accordance with Section 10.4(d).


1.104    Winter  Period in each Power Year is (i) the  seven-month  period  from
         --------------
         November  through  May and the  month of  October  for the  Power  Year commencing  on  November  1 in 1997 or a prior  Power  Year;  (ii)  the seven-month  period  from  November  through  May  for the  Power  Year commencing on November 1, 1998; and (iii) the  eight-month  period from

         October  through May for the Power Year  commencing on June 1, 1999 and each June 1 thereafter.


1.105    10-Minute Spinning Reserve in an hour are the following  resources that
         --------------------------
         are  designated  by the  System  Operator  in  accordance  with  market operation rules,


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 53


         as  approved  by the  Markets  Committee,  to be  available  to provide contingency  protection  for the system:  (1) the Kilowatts of Operable

         Capability   of  an  electric   generating   unit  or  units  that  are

         synchronized  to the system,  unloaded  during all or part of the hour,

         and capable of providing  contingency  protection  by loading to supply

         Energy immediately on demand, increasing the Energy output over no more than  ten  minutes  to  the  full  amount  of  generating  capacity  so designated, and sustaining such Energy output for so long as the System

         Operator  determines in accordance with market operation rules approved by the  Markets  Committee  is  necessary;  and (2) any  portion of the

         Electrical  Load of a Participant  that the System  Operator is able to verify as capable of providing contingency protection by immediately on demand reducing Energy  requirements within ten minutes and maintaining such reduced  Energy  requirements  for so long as the System  Operator determines in accordance  with market  operation  rules approved by the

         Markets Committee is necessary.


1.106    10-Minute  Non-Spinning  Reserve in an hour are the following resources
         --------------------------------
         that are  designated by the System  Operator in accordance  with market operation rules, as approved by the Markets Committee,  to be available to provide contingency  protection for the system: (1) the Kilowatts of

         Operable Capability of an electric


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 54


         generating  unit or units  that  are not  synchronized  to the  system,

         during  all or part of the hour,  and any  portion  of a  Participant's

         Electrical  Load that the System  Operator is able to verify as capable of providing contingency  protection by loading to supply Energy within ten minutes to the full amount of  generating  capacity so  designated,

         and sustaining such Energy output reducing Energy  requirements  within ten minutes and  maintaining  such reduced Energy  requirements  for so long as the  System  Operator  determines  in  accordance  with  market operation rules approved by the Markets Committee is necessary; (2) any portion of a Participant's  Electrical Load that the System Operator is able to  verify as  capable  of  providing  contingency  protection  by reducing Energy  requirements  within ten minutes and maintaining  such reduced  Energy  requirements  for  so  long  as  the  System  Operator determines in accordance with market  operations  rules approved by the

         Markets  Committee  is  necessary;  and (3)  any  other  resources  and requirements  that were able to be designated for the hour as 10-Minute

         Spinning  Reserve but were not  designated  by the System  Operator for such purpose in the hour.


1.107    30-Minute Operating Reserve in an hour are the following resources that
         ---------------------------
         are  designated  by the  System  Operator  in  accordance  with  market operation rules,


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 55


         as  approved  by the  Markets  Committee,  to be  available  to provide contingency  protection  for the system:  (1) the Kilowatts of Operable

         Capability of an electric generating unit or units that are any portion of the  Electrical  Load of a Participant  that the System  Operator is able to  verify as  capable  of  providing  contingency  protection  by reducing Energy requirements within thirty minutes and maintaining such reduced  Energy  requirements  for  so  long  as  the  System  Operator determines in accordance  with market  operation  rules approved by the

         Markets Committee is necessary;  (2) any portion of the Electrical Load of a Participant  that the System Operator is able to verify as capable of providing  contingency  protection by reducing  Energy  requirements within thirty minutes and maintaining such reduced Energy  requirements for so long as the System Operator determines in accordance with market operation rules approved by the Markets Committee is necessary; and (3)

         any other  resources and  requirements  that were able to be designated for the hour as 10-Minute  Spinning  Reserve or 10-Minute  Non-Spinning

         Reserve  but  were  not  designated  by the  System  Operator  for such purposes in the hour.


1.108    [Deleted.]


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 56


1.109    Modification of Certain Definitions When a Participant Purchases a
         ------------------------------------------------------------------
         Portion of Its Requirements from Another Participant Pursuant to Firm
         ---------------------------------------------------------------------
         Contract
         --------

         Definitions  marked by an asterisk  (*) are  modified as follows when a

         Participant purchases a portion of its requirements of electricity from another Participant pursuant to a Firm Contract:


         (a)      If the  Firm  Contract  limits  deliveries  to a  specifically stated  number of Kilowatts  and requires  payment of a demand charge  thereon (thus placing the  responsibility  for meeting additional demands on the purchasing Participant):


                  (1)      in  computing  the  Adjusted  Load of the  purchasing
                                               --------------
                           Participant,  the Kilowatts received pursuant to such

                           Firm  Contract  shall be deemed  to be the  number of

                           Kilowatts specified in the Firm Contract; and


                  (2)      in computing the Load of the  supplying  Participant,
                                            ----
                           the  Kilowatts   delivered   pursuant  to  such  Firm

                           Contract   shall  be  deemed  to  be  the  number  of

                           Kilowatts specified in the Firm Contract.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 57


         (b)      If  the  Firm  Contract   does  not  limit   deliveries  to  a

                  specifically  stated  number of  Kilowatts,  but  entitles the

                  Participant  to receive such amounts of  electricity as it may require  to  supply  its  electric  needs  (thus  placing  the responsibility for meeting additional demands on the supplying

                  Participant):


                  (1)      the Installed Capability Responsibility of the
                               -----------------------------------
                           purchasing Participant shall be equal to the amount
                                                           --------
                           of its Installed Capability Entitlements;


                  (2)      in computing the Adjusted Load of the purchasing
                                            -------------
                           Participant, the Kilowatts received pursuant to such

                           Firm Contract shall be deemed to be a quantity Rl;

                           and

                  (3)      in computing the Load of the  supplying  Participant,
                                            ----
                           the  Kilowatts   delivered   pursuant  to  such  Firm

                           Contract shall be deemed to be a quantity Rl.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 58


                  The  quantity  Rl  equals  (i)  the  Load  of  the  purchasing

                  Participant   less   (ii)  the   amount   of  the   purchasing

                  Participant's  Installed Capability Entitlements multiplied by a fraction  X wherein:
                              -
                              Y


                           X        is the maximum Load of the purchasing

                                    Participant in the month, and


                           Y        is   the   NEPOOL    Installed    Capability

                                    Responsibility  multiplied by the purchasing

                                    Participant's fraction P determined pursuant

                                    to Section  12.2(a)(1),  computed  as if the

                                    Firm Contract did not exist.


         Terms used in this  Agreement  that are not  defined  above,  or in the sections  in which  such  terms  are  used,  shall  have  the  meanings customarily  attributed to such terms in the electric power industry in

         New England.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 59


                                    SECTION 2

                            PURPOSE; EFFECTIVE DATES
                            ------------------------

2.1      Purpose.  This Restated  NEPOOL  Agreement is intended to provide for a
         -------
         restructuring  of the New England  Power Pool by  modifying  the pool's

         governance  and  market   provisions  to  take  account  of  a  changed

         competitive environment, by modifying the transmission responsibilities of the  Participants  so that the pool will perform the  functions of a regional  transmission  group and provide service to  Participants  and

         Non-Participants  under a regional open access transmission tariff, and by  providing  for the  activation  of the ISO and the  execution  of a

         contract   between   the  ISO  and   NEPOOL   to   define   the   ISO's

         responsibilities.


2.2      Effective Dates; Transitional Provisions.  The provisions of Parts One,
         ----------------------------------------
         Two, Four and Five of this Agreement and the Tariff became effective on the First  Effective Date and replaced on the First  Effective Date the provisions of Sections 1-8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and

         16 of the Prior NEPOOL  Agreement.  The provisions of Sections 12.1(a),

         12.2, 12.4 (as to Installed  Capability only), 12.5 and 12.7(a) of this

         Agreement became effective


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 60


         on April 1, 1998 and replaced on such date the  provisions of Section 9 of the Prior NEPOOL Agreement.


         The  effectiveness  of the remaining  Sections of this Restated  NEPOOL

         Agreement  shall be delayed  pending the  preparation  of  implementing criteria,  rules and standards and computer  programs.  These  Sections became  effective  on the Second  Effective  Date and  replaced  on the

         Second  Effective  Date the  remaining  provisions  of the Prior NEPOOL

         Agreement, which continued in effect until the Second Effective Date.


         As provided in Section 14, certain  portions of Section 14 which became effective on the Second  Effective Date will be superseded on the Third

         Effective Date by other portions of Section 14.


                                    SECTION 3

                                   MEMBERSHIP
                                   ----------

3.1      Membership.  Those Entities which are Participants in NEPOOL on the
         ----------
         First Effective Date shall continue to be Participants.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999
67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 61



         Any other Entity may, upon compliance  with such reasonable  conditions as the  Participants  Committee may prescribe,  become a Participant by depositing a counterpart of this Agreement as theretofore amended, duly executed  by it,  with the  Secretary  of the  Participants  Committee,

         accompanied by a certified copy of a vote of its board of directors, or such other body or bodies as may be appropriate,  duly  authorizing its execution and performance of this Agreement,  and a check in payment of the application fee described below.


         Any such Entity which  satisfies the  requirements  of this Section 3.1 shall  become a  Participant,  and this  Agreement  shall  become fully binding and effective in  accordance  with its terms as to such Entity,

         as of  the  first  day of  the  second  calendar  month  following  its satisfaction  of such  requirements;  provided that an earlier or later effective  time  may be fixed by the  Participants  Committee  with the concurrence of such Entity or by the Commission.


         The  application  fee to be paid by each  Entity  seeking  to  become a

         Participant  shall be in addition to the annual fee provided by Section

         19.1 and shall be $500 for an applicant  which qualifies for membership only as an End User


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 62


         Participant,  and $5,000 for all other applicants, or such other amount as may be fixed by the Participants Committee.


3.2      Operations  Outside  the  Control  Area.  Subject  to  the  reciprocity
         ---------------------------------------
         requirements  of the Tariff,  if a  Participant  serves a Load,  or has rights in supply or demand-side  resources or owns transmission  and/or distribution  facilities,  located  outside of the NEPOOL Control Area,

         such  Load  and  resources  shall  not  be  included  for  purposes  of determining the Participant's rights,  responsibilities and obligations under this  Agreement,  except that the  Participant's  Entitlements in facilities  or its rights in demand  side-resources  outside the NEPOOL

         Control  Area  shall be  included  in such  determinations  if,  to the extent,  and while such  Entitlements  are used for retail or wholesale sales within the NEPOOL Control Area or such Entitlements or rights are designated  by a  Participant  for purposes of meeting its  obligations under Section 12 of this Agreement.


3.3      Lack of  Place  of  Business  in New  England.  If and for so long as a
         ---------------------------------------------
         Participant does not have a place of business located in one of the New

         England  states,  the  Participant  shall be deemed to irrevocably  (1)

         submit to the  jurisdiction  of any  Connecticut  state court or United

         States Federal court sitting in Connecticut (the


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 63


         state whose laws govern this  Agreement)  over any action or proceeding arising out of or relating to this Agreement that is not subject to the exclusive  jurisdiction  of the  Commission,  (2) agree that all claims with respect to such action or proceeding  may be heard and  determined in such  Connecticut  state  court or  Federal  court,  (3)  waive  any objection to venue or any action or  proceeding in  Connecticut  on the basis of FORUM NON  CONVENIENS,  and (4) agree that  service of process may be made on the Participant  outside  Connecticut by certified mail,

         postage prepaid, mailed to the Participant at the address of its member on the Participants Committee as set out in the NEPOOL roster or at the address of its principal place of business.


3.4      Obligation for Deferred  Expenses.  NEPOOL may provide for the deferral
         ---------------------------------
         on the books of the Participants  from time to time of capital or other expenditures,  and the recovery of the deferred  expenses in subsequent periods.  Any Entity which  becomes a  Participant  during the recovery period for any such deferred expenses shall be obligated, together with the continuing Participants,  for its share of the current and deferred expenses pursuant to Section 19.2.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 64


3.5      Financial  Security.  For an Entity applying to become a Participant or
         -------------------
         any continuing  Participant that the Participants  Committee reasonably determines  may  fail to  meet  its  financial  obligations  under  the

         Agreement,  the Participants  Committee may require  reasonable  credit review  procedures  which  shall be made in  accordance  with  standard commercial  practices.  In addition,  the  Participants  Committee  may prescribe for such Entity or Participant a requirement  that the Entity or Participant  provide and maintain in effect an irrevocable letter of credit as security to meet its  responsibilities  and obligations under the  Agreement,  or an  alternative  form of  security  proposed by the

         Entity or Participant and acceptable to the Participants  Committee and

         consistent  with  commercial  practices   established  by  the  Uniform

         Commercial  Code that  protects  the  Participants  against the risk of non-payment.


                                    SECTION 4

                             STATUS OF PARTICIPANTS
                             ----------------------

4.1      Treatment of Certain Entities as Single Participant.  All Entities
         ---------------------------------------------------
         which are controlled by a single person (such as a corporation or a business trust) which owns at least seventy-five percent of the voting shares of, or equity interest in,


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 65


         each of them shall be collectively  treated as a single Participant for purposes of this Agreement, if they each elect such treatment. They are encouraged  to do so.  Such an  election  shall be made in writing  and shall continue in effect until revoked in writing.


         In view of the long-standing  arrangements in Vermont, Vermont Electric

         Power  Company,  Inc. and any other Vermont  electric  utilities  which elect in writing to be grouped with it shall be collectively treated as a single Participant for purposes of this Agreement; provided, however,

         that any Vermont  electric utility which is a Publicly Owned Entity may elect to join the  Publicly  Owned  Entity  Sector  and be treated as a member of that  Sector for  purposes  of  governance,  annual  fees and

         NEPOOL  expense  allocation,  without  losing  the  benefits  of single

         Participant status for any other purpose under this Agreement.


4.2      Participants  to Retain  Separate  Identities.  The signatories to this
         ---------------------------------------------
         Agreement  shall not become  partners  by reason of this  Agreement  or their activities hereunder,  but as to each other and to third persons,

         they  shall  be and  remain  independent  contractors  in  all  matters relating to this  Agreement.  This Agreement  shall not be construed to create any liability on the part of any


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 66


         signatory to anyone not a party to this Agreement. Each signatory shall retain its separate identity and, to the extent not limited hereby, its individual freedom in rendering service to its customers.


                                    SECTION 5

                NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS
                -------------------------------------------------

5.1      NEPOOL  Objectives.   The  objectives  of  NEPOOL  are,  through  joint
         ------------------
         planning, central dispatching, cooperation in environmental matters and coordinated  construction,  central  dispatch by the System Operator of the  operation  and  coordinated  maintenance  of  electric  supply and demand-side resources and transmission facilities,  the provision of an open access regional  transmission  tariff and the provision of a means for  effective  coordination  with  other  power  pools  and  utilities situated in the United States and Canada,


         (a)     to assure that the bulk power supply of the NEPOOL Control Area conforms to proper standards of reliability;



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 67


         (b)      to create and maintain open, non-discriminatory,  competitive,

                  unbundled markets for Energy, capacity, and ancillary services

                  that  function   efficiently  in  a  changing  electric  power

                  industry  and have  access to regional  transmission  at rates that do not vary with distance;


         (c)      to attain maximum practicable economy, consistent with proper standards of reliability and the maintenance of competitive markets, in such bulk power supply; and


         (d)      to provide access to competitive markets within the NEPOOL

                  Control Area and to neighboring regions;


         and to provide for equitable sharing of the resulting responsibilities,

         benefits and costs.


5.2      Cooperation  by  Participants.  In order to attain  the  objectives  of
         -----------------------------
         NEPOOL set forth in Section 5.1,  each  Participant  shall  observe the provisions of this  Agreement in good faith,  shall  cooperate with all other  Participants  and shall not either alone or in conjunction  with one or more other Entities take


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 68


         advantage  of the  provisions  of this  Agreement so as to harm another

         Participant  or to  prejudice  the position of any  Participant  in the electric power business.




Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 69


                                    PART TWO

                                   GOVERNANCE


                                    SECTION 6

                        COMMITTEE ORGANIZATION AND VOTING
                        ---------------------------------

6.1      Principal Committees.  There shall be four principal NEPOOL Committees
         --------------------
         (the "Principal Committees"), as follows:

         (a)    the Participants Committee which shall have the responsibilities specified in Section 7;


         (b)    the Reliability Committee which shall have the responsibilities specified in Section 8;


         (c)    the Tariff Committee which shall have the responsibilities specified in Section 9; and


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 70


         (d)    the Markets Committee which shall have the responsibilities specified in Section 10.


         In  addition,  there shall be a  Transmission  Owners  Committee  and a

         Liaison Committee,  which shall have the responsibilities  specified in

         Sections 11B and 11C, respectively, and such other committees as may be established from time to time by the Participants Committee.


6.2      Sector  Representation.  The members of each Principal  Committee shall
         ----------------------
         each belong to a single  sector for voting  purposes  ("Sector").  Each

         Participant  shall  be  obligated  to  designate  in a  notice  to  the

         Secretary of the Participants Committee a Sector that it or its Related

         Persons is eligible to join and that it elects to join for  purposes of all of the Principal Committees.  A Participant and its Related Persons

         shall  together  be  entitled to join only one Sector and shall have no more than one vote on each Principal Committee.


         The Sectors for each Principal Committee,  the criteria for eligibility for  membership  in each  Sector and the  minimum  requirement  which a

         Participant


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999
67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 71


         must meet as a member of a Sector in order to  appoint a voting  member of the Sector and Committee are as follows:


         (a)      a Generation Sector, which a Participant shall be eligible to join if (i) it (A) owns or leases with rights equivalent to ownership facilities for the generation of electric energy that are located within the NEPOOL Control Area which are

                  currently in operation, or (B) has proposed generation for operation within the NEPOOL Control Area either which has

                  received approvals under Sections 18.4 and/or 18.5 within the past two years or for which completed environmental air or environmental siting applications have been filed or permits exist, and (ii) it is not a Publicly Owned Entity.  Purchasing

                  all or a portion of the output of a generation facility shall not be sufficient to qualify a Participant to join the

                  Generation Sector.


                  A  Participant  which  joins the  Generation  Sector  shall be entitled but not required to  designate an  individual  voting member of each  Principal  Committee,  and an alternate to the member, if its operating or proposed generation  facilities in the NEPOOL Control Area have or will have,


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 72


                  when placed in operation, an aggregate Winter Capability of at least 15 MW.


                  A Participant which joins the Generation Sector but elects not to or is  not  eligible  to  designate  an  individual  voting member,  shall be  represented by a group voting member and an

                  alternate  to  that  member  for  each   Principal   Committee

                  (collectively,  the "Generation Group Member"). The Generation

                  Group   Member  shall  be  appointed  by  a  majority  of  the

                  Participants in the Generation  Sector electing or required to be  represented by that member.  The  Generation  Group Member shall  have  the same  percentage  of the  Sector  vote as the individual voting members  designated by other Participants in the  Generation  Sector  which  meet the 15 MW  threshold  and designate an individual  voting member.  The Generation  Group

                  Member shall be entitled to split his or her vote.


         (b)      a Transmission  Sector,  which a Participant shall be eligible to join if it is a Transmission Provider and is not a Publicly

                  Owned  Entity.   Taking  transmission  service  shall  not  be

                  sufficient to qualify a Participant  to join the  Transmission

                  Sector.


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 73



                  A  Participant  which joins the  Transmission  Sector shall be entitled to  designate  an  individual  voting  member of each

                  Principal  Committee,  and an alternate  to the member,  if it owns or leases with rights equivalent to ownership PTF with an original  capital  investment  in its PTF as of the end of the most recent year for which figures are  available  from annual reports  submitted to the  Commission in Form 1 or any similar

                  form  containing   comparable  annualized  data  of  at  least

                  $30,000,000.  A Transmission  Provider with  facilities  which were  included as PTF prior to December 31, 1998 only pursuant to clause (3) of the  definition  of PTF  pursuant  to Section

                  15.1 shall be  entitled  to  designate  an  individual  voting member of each  Principal  Committee,  and an alternate to the member, whether or not PTF which it owns or leases with rights

                  equivalent  to  ownership   which  has  an  original   capital

                  investment   of  at  least   $30,000,000,   so  long  as  such

                  Transmission Provider continues to own PTF.


                  A Participant which joins the Transmission Sector but which is not entitled to designate an individual  voting member of each

                  Principal


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 74


                  Committee  because  (i) it,  together  with all of its Related

                  Persons, does not meet the $30,000,000 threshold or (ii) it no longer owns PTF and it does not have a Related  Person that is entitled to designate  an  individual  voting  member for each

                  Principal Committee in another Sector, together with the other

                  Participants  in the  Transmission  Sector  which for the same reasons are unable to designate an individual  voting  member,

                  shall  be  represented  by  a  group  voting  member  of  each

                  Principal Committee (the "Transmission Group Member"),  and an

                  alternate to that member.  The  Transmission  Group Member and alternate  shall  be  appointed  by a  majority  vote  of  all

                  Participants  in  the  Transmission   Sector  required  to  be

                  represented  by that  Member.  The  Transmission  Group Member shall  have  the same  percentage  of the  Sector  vote as the individual voting members  designated by other Participants in the Transmission  Sector which meet the $30,000,000  threshold unless and until the original capital investment in PTF of the

                  Participants  represented  by the  Transmission  Group  Member equals or exceeds twice the $30,000,000  threshold  amount. If the  aggregate  original  capital  investment in PTF equals or exceeds twice the $30,000,000 threshold amount, the percentage of the Sector votes assigned to the Transmission Group


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 75


                  Member  shall  equal  the  number  of  full  multiples  of the

                  $30,000,000  threshold,  provided that the Transmission  Group

                  Member shall in no event be entitled to more than  twenty-five percent (25%) of the Sector vote. For example, if Participants represented by the Transmission Group Member have an aggregate original capital  investment in PTF in the NEPOOL Control Area totaling $70,000,000,  the Transmission Group Member will have

                  the    same     percentage    of    such    votes    as    two

                  ($70,000,000/$30,000,000  Threshold = 2.33) individual  voting members designated by individual  Participants,  provided that there  are at least  six other  members  in the  Sector so the

                  Transmission  Group Member does not have more than twenty-five

                  percent   (25%)  of  the   Transmission   Sector   vote.   The

                  Transmission  Group  Member  shall be entitled to split his or her vote.


         (c)      a Supplier  Sector,  which a Participant  shall be eligible to join  if  (i) it  engages  in,  or is  licensed  or  otherwise authorized by a state or federal agency with  jurisdiction  to

                  engage  in,   power   marketing,   power   brokering  or  load

                  aggregation  within  the  NEPOOL  Control  Area or it had been engaged on and before December 31, 1998 solely in the


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 76


                  distribution  of  electricity  in the NEPOOL Control Area, and

                  (ii) it is not a Publicly  Owned Entity.  A Participant  which joins the  Supplier  Sector  shall be entitled to  designate a voting member of each Principal Committee, and an alternate to the member.


         (d)      a Publicly Owned Entity Sector, which all Participants which are Publicly Owned Entities are eligible to join and shall join, and which End User Participants are eligible to join if there is not an activated End User Sector. A Participant which joins the Publicly Owned Entity Sector shall be entitled to designate a voting member of each Principal Committee, and an alternate to the member, except for End User Participants

                  whose voting interests while they are in the Publicly Owned

                  Entity Sector are defined in Section 6.2(e) below.


         (e)      an End User Sector, which an End User Participant is eligible to join. Participants which join the End User Sector shall be entitled to designate a voting member of each Principal

                  Committee and an alternate to the member.  Until there are at least ten End User Participants, all End User Participants shall be members of the Publicly Owned Entity Sector.  So


Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 77


                  long as there are less than three End User  Participants,  the

                  End User  Participants  in the Publicly  Owned  Entity  Sector

                  shall be represented  on each Principal  Committee by a single voting member.  At such time as there are at least three,  but less than ten, End User  Participants,  End User  Participants shall become a sub-sector of the Publicly Owned Entity Sector.

                  Such  sub-sector  shall  have  twenty  percent  (20%)  of  the

                  Publicly  Owned  Entity  Sector's  vote,  and  each  End  User

                  Participant  shall be entitled to designate a voting member of each Principal Committee, and an alternate to that member, and each voting  member  shall be  allocated a per capita share of the sub-sector's  vote. The End User Sector shall become fully

                  operational   automatically   as  soon,   and   shall   remain

                  operational  so long  as,  there  are at  least  ten End  User

                  Participants.


         The  System  Operator  shall  have the right to  designate,  by written

         notice  delivered  to  the  Secretary  of  the  appropriate   Principal

         Committee,  a  non-voting  member and an  alternate  to each  Principal

         Committee. All Participants have the right to join and be a member of a

         Sector.  If a  Participant  ceases to be eligible to be a member of the

         Sector which it previously joined and is not eligible to


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 78


         join another  existing Sector other than the End User Sector,  it shall have  the  right  to  remain  and  vote  in the  Sector  in  which  the

         Participant  is  currently  a member for up to one year.  By the end of such year, the NEPOOL  Participants  Committee shall make a filing with the  Commission  pursuant  to which the  Participant  can join  another

         Sector  that  either  exists  or is  created  pursuant  to  the  NEPOOL

         Participants Committee filing. Separate Sectors may be created, and the membership  of existing  Sectors may be  modified,  by amendment of the

         Agreement.


6.3      Appointment of Members and Alternates.  A Participant or group of
         -------------------------------------
         Participants shall designate, by a written notice delivered to the

         Secretary of the appropriate Committee, the voting member appointed by it for the Committee and an alternate of the member.  In the absence of the member, the alternate shall have all the powers of the member,

         including the power to vote.  A Participant may change the Sector of which it is a member.  Other than for Sector changes required by

         Section 6.4(c), a change in the Sector in which a Participant is a member shall become effective beginning on the first annual meeting of the Participants Committee following notice of such change.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 79


6.4      Term of Members. Each voting member of a Principal Committee shall hold
         ---------------
         office until either (a) such member is replaced by the  Participant  or group of Participants which appointed the member, or (b) the appointing

         Participant  ceases  to  be  a  Participant,   or  (c)  the  appointing

         Participant  (or its Related Person) is no longer eligible to be in the

         Sector to which it belongs, but is eligible to join a different Sector.

         Replacement  of a member shall be effected by delivery by a Participant or group of Participants  of written notice of such  replacement to the

         Secretary of the appropriate Committee.


6.5      Regular and Special Meetings.  Each Principal  Committee shall hold its
         ----------------------------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the Committee or at the call of the Chair.  Five or more voting members of a Principal Committee may call subject to the notice  provisions of Section 6.6 a special meeting of the Committee in the event that the Chair fails to schedule such a meeting  within three business  days  following  the Chair's  receipt  from such members of a request specifying the subject matters to be acted upon at the meeting.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 80


6.6      Notice of Meetings.  Written or electronic  notice of each meeting of a
         ------------------
         Principal Committee shall be given to each Participant,  whether or not such Participant is entitled to appoint an individual  voting member of the  Committee,  not less than three business days prior to the date of the meeting in the case of the Technical  Committees  and five business days prior to the date of the meeting for the Participants Committee.


         A notice  of  meeting  shall  specify  the  principal  subject  matters expected  to be acted upon at the  meeting.  In  addition,  such notice shall include,  or specify internet  location of, all draft resolutions to be voted at the meeting (which draft  resolutions  may be subject to amendment of intent but not subject matter during the meeting), and all background  materials  deemed by the Chair or Secretary to be necessary to the Committee to have an informed  opinion on such matters.  Motions raised for which no draft resolutions or background materials have been provided  may not be acted upon at a meeting and shall be deferred to a subsequent meeting which is properly noticed.


6.7      Attendance. Regular and special meetings may be conducted in person, by
         ----------
         telephone, or other electronic means by means of which all persons participating



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 81


         in the meeting can  communicate in real time with each other.  In order to vote  during the  course of a meeting,  attendance  is  required  in person or by telephone or other real time electronic  means by a voting member or its alternate or a duly designated  agent who has been given,

         in writing,  the  authority to vote for the member on all matters or on specific matters in accordance with Section 6.12.


6.8      Quorum. All actions by a Principal Committee,  other than a vote by the
         ------
         Participants  Committee by written ballot to amend the NEPOOL Agreement or  Tariff,  shall be taken  at a  meeting  at  which  the  members  in attendance  pursuant  to  Section  6.7  constitute  a Quorum.  A Quorum requires the  attendance  by members  which  satisfy the Sector  Quorum requirements  (as  defined  in  Section  6.9)  for a  majority  of  the activated  Sectors.  No action  may be taken by a  Principal  Committee unless a Quorum is present; provided,  however, that if a Quorum is not present,  the  voting  members  then  present  shall  have the power to adjourn the meeting from time to time until a quorum shall be present.


6.9      Voting Definitions. For purposes of this Section 6.9 and Sections 6.10,
         ------------------
         6.11 and 6.13, the following terms shall have the following respective meanings:


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                 Revised Sheet No. 82


         (a)      Sector Voting Share:  for each active Sector,  is the quotient
                  -------------------
                  obtained by dividing one hundred  percent (100%) by the number of active  Sectors.  For  example,  if there  are five  active

                  Sectors,  the Sector  Voting  Share of each of the  Sectors is twenty percent (20%). The aggregate Sector Voting Shares shall equal one hundred percent 100%.


         (b)      Sector  Quorum:  for a Sector shall be the lesser of (i) fifty
                  --------------
                  percent  (50%)  or more  (rounded  to the  next  higher  whole number) of the voting members of the Sector,  or (ii) five (5)

                  or more  voting  members of the  Sector  for the  Participants

                  Committee  or three (3) or more  voting  members of the Sector for the Technical Committees.


         (c)      Member  Fixed Voting  Share:  for a Committee  voting  member,
                  ---------------------------
                  whether or not the member is in  attendance,  is the  quotient obtained by dividing (i) the Sector Voting Share of the Sector to  which  the  Participant  or group  of  Participants  which appointed  the  Committee  voting  member  belongs by (ii) the total number of Committee voting members  appointed by members of that Sector,  adjusted, if necessary,  to take into account

                  (A)  the  manner  in  which  the  voting  shares  of End  User

                  Participants are


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 83


                  to be determined  while they are members of the Publicly Owned

                  Entity Sector, and (B) any required change in the voting share of a Group  Member,  in each case as  determined in accordance with Section 6.2.


         (d)      Member Adjusted Voting Share: for a Committee voting member
                  ----------------------------
                  which casts an affirmative or negative vote on a proposed

                  action or amendment and which has been appointed by a

                  Participant or group of Participants which are members of a

                  Sector satisfying its Sector Quorum requirement for the

                  proposed action or amendment, is the quotient obtained by

                  dividing (i) the Sector Voting Share of that Sector by (ii)

                  the number of voting members appointed by members of that

                  Sector which cast affirmative or negative votes on the matter,

                  adjusted, if necessary, for End User Participants and group voting members as provided in the definition of "Member Fixed

                  Voting Share".


         (e)      NEPOOL Vote: with respect to a proposed action or amendment is
                  -----------
                  the sum of (i) the Member Adjusted Voting Shares of the voting members of the Committee which cast an affirmative vote on the proposed  action or amendment and which have been appointed by a Participant or group of


Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 84


                  Participants  which are  members  of a Sector  satisfying  its

                  Sector  Quorum  requirements  and (ii) the Member Fixed Voting

                  Shares of the voting  members of the  Committee  which cast an affirmative vote on the proposed action or amendment and which have been appointed by a Participant or group of  Participants which are  members  of a Sector  which  fails to  satisfy  its

                  Sector Quorum requirements.


         (f)      Minimum  Response  Requirement:  with  respect  to a  proposed
                  ------------------------------
                  amendment  to this  Agreement or Tariff means that the ballots received by the Balloting Agent from Participants  relating to the proposed  amendment before the end of the appropriate time specified  in  Section  6.11(c)  must  satisfy  the  following thresholds:


                  (i)      the sum of the Member Fixed Voting Shares of the

                           Participant voting members whose ballots are received

                           must equal at least fifty percent (50%); and


                  (ii)     the Participants whose voting members timely return

                           ballots for or against the amendment must include

                           Participants that are

Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 85


                           represented  by voting  members having at least fifty

                           percent  (50%) of the Member Fixed  Voting  Shares in

                           each of a majority of the activated Sectors.


6.10     Voting On Proposed Actions. All matters to be acted upon by a Principal
         --------------------------
         Committee  shall be stated in the form of a motion by a voting  member,

         which must be seconded.  Only one motion and any one  amendment to that motion  may be  pending  at one time.  Passage  of a motion  requires a

         NEPOOL Vote as  determined  pursuant to Section 6.9 equal to or greater than two thirds of the aggregate  Sector Voting Shares.  Voting members not in attendance or  represented  at a meeting as specified in Section

         6.7 or  abstaining  shall not be counted  as  affirmative  or  negative votes.


6.11     Voting On Amendments.  Subject to Section 21.11 and Section 17A,
         --------------------
         amendments to the NEPOOL Agreement or Tariff shall be accomplished as follows:


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 86


         (a)      Amendments shall be drafted by a standing or ad hoc NEPOOL committee or a Participant and sent to the Participants

                  Committee for its consideration.


         (b)      The  Participants  Committee  shall take  action  pursuant  to

                  Section  6.10 to  direct  the  Balloting  Agent  to  circulate

                  ballots  for   approval  of  the  draft   Amendment   to  each

                  Participant for execution by its voting member or alternate on

                  the  Participants   Committee  or  such   Participant's   duly

                  authorized officer.


         (c)      In order to be counted,  ballots must be executed and returned to the  Balloting  Agent  for  NEPOOL in  accordance  with the following schedule:


                  (i)      If the ballots are delivered to each  Participant  by

                           regular  mail,  properly  executed  ballots  must  be

                           returned  to  and  received  by the  Balloting  Agent

                           within ten (10)  business  days after deposit of such

                           ballots in the mail by the Balloting Agent, and



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 87


                  (ii)     If the ballots are delivered to each Participant by

                           overnight delivery, facsimile, electronic mail or

                           hand delivery, then properly executed ballots must be

                           returned to and received by the Balloting Agent

                           within five (5) business days after (A) deposit of

                           such ballots with an overnight delivery courier if

                           delivered by overnight delivery, or (B) transmission

                           of such ballots by the Balloting Agent if delivered

                           by facsimile or electronic mail, or (C) receipt by

                           the Participant if delivered by hand delivery.


                  (iii)    If the Minimum Response Requirement for an amendment

                           has not been received by the Balloting Agent within

                           the schedule identified in subsection (i) or (ii)

                           above, the Balloting Agent shall send notice by

                           overnight delivery, facsimile, electronic mail or

                           hand delivery to all non-responding Participants and

                           shall count any additional properly executed ballots

                           which it receives within five (5) business days after

                           such notice.  The date by which properly executed

                           ballots must be returned and received by the

                           Balloting Agent shall be specified by the Balloting

                           Agent in the notice accompanying such ballots.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 88


         (d)      A Participant may appeal to the Review Board or submit for resolution pursuant to the alternative dispute resolution

                  provisions of Section 21.1 a proposed amendment for which

                  ballots have been circulated, provided that such appeal is taken or submission is presented before the end of the

                  tenth (10th) business day after the Participants Committee has taken action to direct the Balloting Agent to circulate

                  ballots for approval of the draft amendment, by giving to the

                  Secretary of the Participants Committee a signed and written notice of appeal or submission.  The appeal shall be moot, or submission shall be deemed withdrawn, if the amendment is not

                  approved in balloting by the Participants Committee.   If the

                  amendment is approved, a valid appeal or submission shall stay the filing with the Commission of any amendment to the NEPOOL

                  Agreement or Tariff until either (i) a decision on the appeal by the Review Board, or (ii) the earlier of resolution

                  pursuant to Section 21.1 or termination pursuant to Section

                  21.1.B(2) of the suspension effects of the submission.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 89


         (e)      In order for a proposed  amendment to the NEPOOL  Agreement or

                  Tariff  to be  approved  by the  Participants  Committee,  the following criteria must be satisfied:


                  (i)      The Minimum Response Requirement must be satisfied

                           with respect to the proposed amendment.

                  (ii)     The  affirmative  ballot  votes  with  respect to the

                           proposed amendment must equal or exceed two thirds of

                           the aggregate Sector Voting Shares.


6.12     Designated  Representatives  and  Proxies.  The vote of any member of a
         -----------------------------------------
         Principal Committee or the member's  alternate,  other than a ballot on an  amendment,  may be cast by another  person  pursuant  to a written,

         standing  designation  or proxy.  A designation or proxy shall be dated not more than one year  previous to the meeting and shall be  delivered by the member or  alternate  to the  Secretary  of the  Committee at or prior to any votes being taken at the meeting at which the vote is cast pursuant to such  designation or proxy. A single  individual may be the designated representative of or be given the proxy


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 90


         of the voting members  representing  any number of  Participants of any one Sector or Participants from multiple Sectors.


6.13     Limits on Representatives.  In the Generation Sector, no one person may
         -------------------------
         exercise more than  twenty-five  percent  (25%) of that Sector's  total

         Member Fixed Voting Shares without the unanimous  written  agreement of all members of the  Generation  Sector.  Other Sectors may by unanimous written  agreement  elect to impose  limits on the voting power any one individual  may  have in  that  Sector  through  being  the  designated representative  of multiple voting members or carrying multiple proxies from voting members of that Sector. Notice of any such limits on voting power must be posted on the System Operator home page and be capable of being accessed by all Participants.


6.14     Adoption of Bylaws.  The  Participants  Committee  shall adopt  bylaws,
         ------------------
         consistent with this Agreement,  governing procedural matters including

         the  conduct  of  its  meetings  and  those  of  the  other   Principal

         Committees.  If there  is any  conflict  between  such  bylaws  and the

         Agreement,  the Agreement shall control. A Principal Committee may vote to waive its bylaws for a particular meeting,


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 91


         provided the motion to effect the waiver is approved in accordance with

         Section 6.10.


6.15     Joint  Meetings  of  Technical   Committees.   It  is  recognized  that
         -------------------------------------------
         responsibilities  of the  Technical  Committees  may overlap in certain areas. In areas of overlap,  the  Reliability  Committee is responsible

         for  addressing   reliability   matters,   the  Markets   Committee  is

         responsible   for  addressing   market   implications   of  actions  or

         recommendations, and the Tariff Committee is responsible for addressing issues relating to transmission and ancillary  services.  The Chairs of the  Technical  Committees,  with  input  from  the  Liaison  Committee

         Co-Chairs or entire Liaison Committee, as appropriate, shall prioritize and sequence Technical  Committee  activities to ensure full and proper input by Participants  while  maximizing the efficiency of the decision making process. To the extent appropriate and desirable,  the Technical

         Committees  are  authorized  and  encouraged to hold  meetings,  and to conduct  studies  and  exercise  responsibilities,  jointly  with other

         Technical Committees.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 92


                                    SECTION 7

                             PARTICIPANTS COMMITTEE
                             ----------------------

7.1      Officers. At its annual meeting, the Participants Committee shall elect
         --------
         from among its  members a Chair and  Vice-Chair;  it shall also elect a

         Secretary  who shall not be a member.  These  officers  shall  have the powers and duties usually  incident to such offices and as set forth in the Committee bylaws.


7.2      Adoption of Budgets. At each annual meeting, the Participants Committee
         -------------------
         shall adopt a NEPOOL budget for the ensuing  calendar year. In adopting budgets the Participants  Committee shall give due consideration to the budgetary  requests of each committee.  The Participants  Committee may modify any NEPOOL budget from time to time after its adoption.


7.3      Establishing Reliability Standards.  It shall be the duty of the
         ----------------------------------
         Participants Committee, after review of reports, recommendations and actions of the System Operator and the Reliability Committee and such other matters as the Participants Committee deems pertinent, to establish or approve Reliability Standards for the bulk power supply of

         NEPOOL.  Such Reliability Standards


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 93


         shall be consistent  with the directives of NERC and the NPCC and shall be reviewed  periodically by the Participants  Committee and revised as the Participants Committee deems appropriate.


7.4      Appointment and  Compensation  of NEPOOL  Personnel.  The  Participants
         ---------------------------------------------------
         Committee   shall  determine  what  personnel  are  desirable  for  the effective  operation  and  administration  of  NEPOOL  and shall fix or authorize the fixing of the compensation for such persons. In addition,

         the Participants Committee shall determine what resources are desirable for the effective  operation of the Technical  Committees and shall, on its own or pursuant  to the  recommendation  of a Technical  Committee,

         authorize the  incurrence of such expenses as may be required to enable the Technical  Committee,  or its subgroups,  to properly perform their duties, including, but not limited to, the retention of a consultant or the procurement of computer time.


7.5      Duties and Authority.
         --------------------

         (a)      The Participants Committee shall have the duty and requisite authority to administer, enforce and interpret the provisions of this Agreement and


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 94


                  any other agreement or document  approved by the  Participants

                  Committee  or its  predecessor  in  order  to  accomplish  the objectives  of NEPOOL  including the making of any decision or determination  necessary under any provision of this Agreement

                  or  any  other   agreement   or   document   approved  by  the

                  Participants  Committee or its  predecessor  and not expressly specified to be decided or determined by any other body.


         (b)      The Participants Committee shall have the authority to provide

                  for  such   facilities,   materials   and   supplies   as  the

                  Participants   Committee   may   determine  are  necessary  or

                  desirable to carry out the provisions of this Agreement.


         (c)      The  Participants  Committee  shall  have,  in addition to the authority  provided  in  Section  7.3,  the  authority,  after consultation  with  other  NEPOOL  committees  and the  System

                  Operator,  to establish or approve  consistent  standards with respect to any aspect of arrangements between Participants and

                  Non-Participants which it determines may adversely


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 95


                  affect  the   reliability  of  NEPOOL,   and  to  review  such

                  arrangements to determine compliance with such standards.


         (d)      The Participants Committee, or its designee, shall have the authority to act on behalf of all Participants in carrying out any action properly taken pursuant to the provisions of this

                  Agreement.  Without limiting the foregoing general authority,

                  the Participants Committee, or its designee, shall have the authority on behalf of all Participants to execute any

                  contract, lease or other instrument which has been properly authorized pursuant to this Agreement including, but not

                  limited to, one or more contracts with the System Operator,

                  and to file with the Commission and other appropriate

                  regulatory bodies:  (i) this Agreement and documents amending or supplementing this Agreement, including the Tariff, (ii)

                  contracts with Non-Participants or the System Operator, and

                  (iii) related tariffs, rate schedules and certificates of

                  concurrence.  The Participants Committee shall, in addition,

                  have the authority to represent NEPOOL in proceedings before the Commission.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 96


         (e)      The Participants Committee shall have the duty and requisite authority, after consultation with other NEPOOL committees and the System Operator, to fix the NEPOOL Objective Capability

                  for each month of each Power Year prior to the beginning of the Power Year and thereafter to review at least annually the anticipated Load of the NEPOOL Participants and NEPOOL

                  Installed Capability for each month of such Power Year and to make such adjustments in the NEPOOL Objective Capability as the Participants Committee may determine on the basis of

                  such review.  Since changes in the circumstances which must be assumed by the Participants Committee in fixing NEPOOL

                  Objective Capability for a future period can significantly affect the required level of NEPOOL Objective Capability for that period, the Participants Committee shall, where

                  appropriate, also determine the effect on NEPOOL Objective

                  Capability of significant changes in circumstances from those assumed, either by fixing alternative NEPOOL Objective

                  Capabilities, or by adopting adjustment factors or formulas.


         (f)      The Participants Committee shall have the duty and requisite authority to establish or approve schedules fixing the amounts to be paid by


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 97


                  Participants  and  Non-Participants  to permit the recovery of expenses  incurred in  furnishing  some or all of the services furnished  by NEPOOL  either  directly  or through  the System

                  Operator.


         (g)      The Participants Committee shall have the duty and requisite authority to provide for the sharing by Participants, on such basis as the Participants Committee may deem appropriate, of payments and costs which are not otherwise reimbursed under this Agreement and which are incurred by Participants or under arrangements with Non-Participants and approved or authorized by the Committee as necessary in order to meet or avoid

                  short-term deficiencies in the amount of resources available to meet the Pool's reliability objectives.


         (h)      The  Participants  Committee shall have the authority,  at the time  that it  acts on an  Entity's  application  pursuant  to

                  Section 3.1 to become a Participant,  to waive,  conditionally or unconditionally, compliance by such Entity with one or more

                  of  the   obligations   imposed  by  this   Agreement  if  the

                  Participants  Committee  determines that such compliance would be unnecessary or inappropriate for such Entity and


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 98


                  the waiver for such Entity will not impose an additional

                  burden on other Participants.


         (i)      The  Participants   Committee  shall  have  the  authority  to

                  establish  standard  conditions  and waivers  with  respect to applications  by  Entities  for  membership  in NEPOOL  and to modify such standard  conditions and waivers as appropriate in connection  with  changed  circumstances  with respect to such

                  applicants,   provided   that   the   Participants   Committee

                  determines  that the standard  conditions and waivers for such

                  Entities  will  not  impose  an  additional  burden  on  other

                  Participants.


         (j)      The Participants Committee shall have the duty and requisite authority to act on appeals to it from the actions of other

                  Principal Committees if delegated to such Committees by the

                  Participants Committee pursuant to Section 7.5(k), to appoint the Review Board, and to appoint a special committee to

                  administer NEPOOL's alternate dispute resolution procedures or to take any other action if it determines that such action is necessary or appropriate to achieve a prompt resolution of disputes under the provisions of Section 21.1.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 99



         (k)      The Participants Committee shall have the authority to

                  delegate its powers and duties to one or more of the Technical

                  Committees, the System Operator, or other entity as it sees fit provided that (i) such delegation is clearly stated and approved by a Participant Committee action, (ii) such

                  delegation does not violate any other provision set forth

                  herein, and (iii) the action of such entity on any matter

                  delegated to it may be appealed by any Participant to the

                  Participants Committee provided such an appeal is taken prior to the end of the tenth business day following the action of the Technical Committee, the System Operator, or such entity by giving to the Secretary of the Participants Committee a signed and written notice of appeal, a copy of which the

                  Secretary shall provide to the System Operator and each member and alternate of the Participants Committee.  Pending action on the appeal by the Participants Committee, the giving of a notice of appeal as aforesaid shall suspend the action

                  appealed from.


         (l)      The Participants Committee shall have the duty and requisite authority to establish the NEPOOL Information Policy.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 100



         (m)      The  Participants  Committee shall have the duty and requisite authority to adopt and approve,  amend and approve or resubmit to one or more Technical  Committees  for additional  comment,

                  any  matter  submitted  to  the  Participants  Committee  by a

                  Technical Committee.


         (n)      The Participants  Committee shall have such further powers and duties as are  conferred or imposed upon it by other  sections of this Agreement.


7.6      Attendance of Participants at Committee Meeting. Each Participant which
         -----------------------------------------------
         does not have the right to designate an individual voting member of the

         Participants  Committee  shall,  with the  exception  of meetings  held pursuant to Section 11B.9 and meetings in executive session pursuant to

         Section  11B.10,  be entitled to attend any meeting of the Committee or any other NEPOOL committee,  and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.


7.7      Appeal of Actions to Review Board.  Any Participant which otherwise has
         ---------------------------------
         the ability to submit a matter for resolution under Section 21.1 may,

         in lieu of


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 101


         submitting a dispute as to a Participants  Committee  action or failure to take action for  resolution  pursuant to Section  21.1,  appeal such matter to the Review  Board.  Except as  otherwise  provided in Section

         6.11,  such an  appeal  shall  be taken  prior to the end of the  tenth business day  following  the meeting of the  Participants  Committee to which the appeal relates by giving to the Secretary of the Participants

         Committee by hand delivery, facsimile,  electronic mail or regular mail a signed and written  notice of appeal,  a copy of which the  Secretary shall  provide  to each  Participant.  If no appeal  of a  Participants

         Committee  action or failure to take action is taken, and the action or failure to take  action is not  submitted  for  resolution  pursuant to

         Section  21.1,  within such time period,  that  Participants  Committee action or failure to take action  shall be final and  effective.  If an appeal is taken,  pending action on the appeal by the Review Board, the giving of a notice of appeal as  aforesaid  shall  suspend  the  action appealed  from.  To the extent any action taken relates to the approval of a rule or  procedure  which must be filed with the  Commission,  the rule or  procedure  shall  not be filed  until  the time for  appeal or submission  for dispute  resolution  has elapsed  and, if an appeal has been filed or submission for dispute  resolution has been made,  either

         (i) a decision  on the appeal has been issued by the Review  Board,  or

         (ii) the earlier of resolution pursuant to Section 21.1 of


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 102


         the matter submitted for dispute resolution or the termination pursuant to Section 21.1.B(2) of the suspension effect of such submission.


                                    SECTION 8

                              RELIABILITY COMMITTEE
                              ---------------------

8.1      Officers. The Reliability Committee shall have a Chair,  Vice-Chair and
         --------
         Secretary.  The Chair and Secretary of the Reliability  Committee shall be appointed  by the System  Operator  from time to time in  accordance with Section  20(j).  The Chair will be  responsible  for  presiding at meetings of the Committee and establishing  agendas for its meetings in conjunction with the Vice-Chair and shall have the powers and duties as set forth in the Committee bylaws.  The Secretary shall have the powers and  duties  usually  incident  to such  office and as set forth in the

         Committee bylaws.  The Chair and Secretary shall have no voting rights.

         The Vice-Chair shall be elected by the Reliability Committee from among its voting  members from time to time.  The  Vice-Chair  shall have the powers and duties  usually  incident to such office and such powers and duties  as  set  forth  in the  Committee  bylaws,  including,  without limitation, the


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 103


         responsibility to develop in conjunction with the Chair, Committee meeting agendas.


8.2      Notice to Members and Alternates of  Participants  Committee.  Prior to
         ------------------------------------------------------------
         the  end  of  the  fifth  business  day  following  a  meeting  of  the

         Reliability Committee, the Secretary of the Reliability Committee shall give  written  notice  to the  System  Operator  and  each  member  and alternate  of the  Participants  Committee  of any action  taken by the

         Reliability Committee at such meeting.


8.3      Voting;  Appeal of Actions.  Votes taken by the  Reliability  Committee
         --------------------------
         shall be binding on the  Participants  only for those  matters in which

         the  Committee  has  specifically   designated   authority  under  this

         Agreement or has been properly delegated  authority by the Participants

         Committee pursuant to Section 7.5(k).


         Any  Participant may appeal to the  Participants  Committee any binding action  taken by the  Reliability  Committee.  Such an appeal  shall be taken prior to the end of the tenth  business day following the meeting of the  Reliability  Committee to which the appeal relates by giving to the Secretary of the Participants Committee a signed and written notice of appeal, a copy of which the Secretary


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 104


         shall  provide to the System  Operator and each member and alternate of the  Participants  Committee.  Pending  action  on  the  appeal  by the

         Participants  Committee,  the giving of a notice of appeal as aforesaid shall suspend the action appealed from.


8.4      Responsibilities. The Reliability Committee shall perform the following
         ----------------
         functions, in conjunction with the System Operator as appropriate,  and shall recommend action to the System Operator,  Participants  Committee or Transmission Owners, as appropriate, with respect thereto:


         (a)      provide  input  to the  Participants  Committee,  Transmission

                  Owners, and System Operator,  as appropriate,  on transmission facilities and the development of a regional transmission plan in order to achieve the objectives of NEPOOL;


         (b)      following appropriate study, recommend NEPOOL Objective

                  Capability for each Power Year;


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 105


         (c)      periodically review the procedures used to calculate NEPOOL

                  Installed Capability, NEPOOL Objective Capability and NEPOOL

                  Capability Responsibility;


         (d)      periodically prepare short and long term load forecasts for use in NEPOOL studies and operations and to meet requirements of regulatory agencies;


         (e)      review communications and liaison arrangements between NEPOOL and governmental authorities on power supply, environmental,

                  load forecasting, and transmission issues;


         (f)      coordinate the collection and exchange of necessary system data and future plans related to reliability for use in NEPOOL planning and to meet requirements of regulatory agencies;


         (g)      coordination of studies of, and provide information to

                  Participants on, maintenance schedules for the supply and

                  demand-side resources and transmission facilities of the

                  Participants;


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 106



         (h)      based  on  appropriate  studies,  recommend  for  Participants

                 Committee  approval   Reliability   Standards  to  assure  the

                  reliable  operation and facilitate the efficient  operation of the NEPOOL Control Area bulk power system and those  operating rules  which  guide  the  implementation  of  the  Reliability

                  Standards.  Such  Reliability  Standards and  operating  rules shall include, without limitation, the following:


                  (i)      standards  to  determine  the  current  Annual  Peak,

                           Adjusted Annual Peak, Monthly Peak,  Adjusted Monthly

                           Peak, and aggregate  obligations of the  Participants

                           in each of the NEPOOL Markets;


                  (ii)     standards to establish short and long term load

                           forecasts for use in NEPOOL operations and to meet

                           requirements of regulatory agencies;


                  (iii)    standards with respect to the administration and

                           enforcement of, and reporting pursuant to, NERC and

                           NPCC policies and requirements;



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 107


                  (iv)     standards for use in planning and design of the

                           NEPOOL interconnected bulk power system;


                  (v)      standards to ensure the continuous reliability of the

                           bulk power transmission system, such standards to

                           include, without limitation, criteria and rules

                           relating to protective equipment, transfer limits,

                           voltage schedules, voltage guides, operating guides,

                           sub-area reserves, switching, voltage control, load

                           shedding, emergency and restoration procedures, and

                           the coordination of scheduling of the operation and

                           maintenance of supply and demand-side resources and

                           transmission facilities of the Participants;


                  (vi)     standards for  determining  the  capabilities of each

                           electric  generating  unit or combination of units in

                           which a Participant  has an  Entitlement in a uniform

                           manner  applying   generally   accepted   engineering

                           principles; and



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 108


                  (vii)    as appropriate, reliability standards for interpool

                           coordination transactions.


         (i)      review proposed supply and demand-side  resource plans and the

                  proposed    transmission   and   interconnection    plans   of

                  Participants  pursuant  to  Section  18.4  and,  based on such review, recommend action regarding such proposed plans.


         (j)      make   recommendations   regarding   procedures  for  dispatch

                  infrastructure (i.e. voice and data communications  protocols,

                  AGC pulsing arrangements,  Energy Management System and System

                  Control and Data Acquisition interfaces,  Satellite relations,

                  etc.);


         (k)      provide input and make recommendations with respect to the reliability considerations of general system operations (i.e.

                  commitment/decommitment, real time dispatch, review and

                  approval of distribution of reserves, etc.);


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 109


         (l)      recommend to the  Participants  Committee  the  retention of a consultant, procurement of computer time, or the incurrence of consultant  expenses or such other expenses as may be required to enable the Reliability  Committee,  its subcommittees,  and task forces properly to perform their duties;


         (m)      make   recommendations   to   the   Participants    Committee,

                  Transmission Owners, and System Operator, as appropriate, with

                  respect  to  development  and  amendment  of   interconnection

                  procedures and documents related to such procedures;


         (n)      to the extent  appropriate,  develop criteria,  guidelines and

                  methodologies   to  assure   consistency   in  monitoring  and

                  assessing conformance of Participant and regional transmission plans to accepted reliability criteria.


8.5      Establishment of Subcommittees and Task Forces.  The Reliability
         ----------------------------------------------
         Committee shall have the authority to establish subcommittees and task forces for particular studies.

Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 110



8.6      Further Powers and Duties.  The  Reliability  Committee shall have such
         -------------------------
         further  powers  and  duties  as are  consistent  with the  duties  and responsibilities set forth herein or as may be properly delegated to it by the Participants Committee.


                                    SECTION 9

                                TARIFF COMMITTEE
                                ----------------

9.1      Officers.  The  Tariff  Committee  shall have a Chair,  Vice-Chair  and
         --------
         Secretary.  The Chair and  Secretary of the Tariff  Committee  shall be appointed by the System  Operator from time to time in accordance  with

         Section 20(j).  The Chair will be responsible for presiding at meetings

         of  the  Committee  and  establishing   agendas  for  its  meetings  in

         conjunction with the Vice-Chair and shall have the powers and duties as set forth in the Committee bylaws.  The Secretary shall have the powers and  duties  usually  incident  to such  office and as set forth in the

         Committee bylaws.  The Chair and Secretary shall have no voting rights.

         The Vice-Chair  shall be elected by the Tariff Committee from among its voting members from time to time. The Vice-Chair  shall have the powers and duties  usually  incident to such office and such powers and duties as set forth in the


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 111


         Committee bylaws, including,  without limitation, the responsibility to develop in conjunction with the Chair, Committee meeting agendas.


9.2      Notice to Members and Alternates of  Participants  Committee.  Prior to
         ------------------------------------------------------------
         the end of the fifth  business  day  following  a meeting of the Tariff

         Committee,  the  Secretary of the Tariff  Committee  shall give written notice to the System  Operator  and each  member and  alternate  of the

         Participants  Committee of any action taken by the Tariff  Committee at such meeting.


9.3      Voting; Appeal of Actions. Votes taken by the Tariff Committee shall be
         -------------------------
         binding  on the  Participants  only for  those  matters  in  which  the

         Committee has specifically designated authority under this Agreement or has been properly  delegated  authority by the  Participants  Committee pursuant to Section 7.5(k).


         Any  Participant may appeal to the  Participants  Committee any binding action  taken by the Tariff  Committee.  Such an appeal  shall be taken prior to the end of the tenth business day following the meeting of the

         Tariff Committee to which the appeal relates by giving to the Secretary of the Participants  Committee a signed and written notice of appeal, a copy of which the Secretary


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 112


         shall  provide to the System  Operator and each member and alternate of the  Participants  Committee.  Pending  action  on  the  appeal  by the

         Participants  Committee,  the giving of a notice of appeal as aforesaid shall suspend the action appealed from.


9.4      Responsibilities.  The Tariff  Committee  shall  perform the  following
         ----------------
         functions, in conjunction with the System Operator as appropriate,  and shall recommend action to the System Operator,  Participants  Committee or Transmission Owners, as appropriate, with respect thereto:


         (a)      develop appropriate billing procedures for transmission and ancillary services pursuant to this Agreement and the Tariff;


         (b)      develop and  recommend to the  Participants  Committee and the

                  Transmission Owners Committee, as appropriate, (i) amendments,

                  additions  and other  changes to the  Tariff and (ii)  related

                  Tariff rules;



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 113


         (c)      providing input to the System Operator on the development of

                  Administrative Procedures with respect to the administration of the Tariff and the OASIS;


         (d)      to the extent appropriate,  conduct and/or review such studies and make such  determinations as are assigned to the Committee pursuant  to this  Agreement  and the Tariff  with  respect to financial treatment of additions to or upgrades of PTF;


         (e)      recommend to the  Participants  Committee  the  retention of a consultant, procurement of computer time, or the incurrence of consultant  expenses or such other expenses as may be required to enable the Tariff Committee,  its  subcommittees,  and task forces properly to perform their duties.


9.5      Establishment of Subcommittees and Task Forces.  The Tariff Committee
         ----------------------------------------------
         shall have the authority to establish subcommittees and task forces for particular studies.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 114


9.6      Further Powers and Duties. The Tariff Committee shall have such further
         -------------------------
         powers   and   duties   as  are   consistent   with  the   duties   and

         responsibilities set forth herein or as may be properly delegated to it by the Participants Committee.


                                   SECTION 10

                                MARKETS COMMITTEE
                                -----------------

10.1     Officers.  The Markets  Committee  shall have a Chair,  Vice-Chair  and
         --------
         Secretary.  The Chair and Secretary of the Markets  Committee  shall be appointed by the System  Operator from time to time in accordance  with

         Section 20(j).  The Chair will be responsible for presiding at meetings

         of  the  Committee  and  establishing   agendas  for  its  meetings  in

         conjunction with the Vice-Chair and shall have the powers and duties as set forth in the Committee bylaws.  The Secretary shall have the powers and  duties  usually  incident  to such  office and as set forth in the

         Committee bylaws.  The Chair and Secretary shall have no voting rights.

         The Vice-Chair shall be elected by the Markets Committee from among its voting members from time to time. The Vice-Chair  shall have the powers and duties  usually  incident to such office and such powers and duties as set forth in the Committee bylaws,  including,  without  limitation,

         the


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 115


         responsibility to develop in conjunction with the Chair, Committee meeting agendas.


10.2     Notice to Members and Alternates of  Participants  Committee.  Prior to
         ------------------------------------------------------------
         the end of the fifth  business  day  following a meeting of the Markets

         Committee,  the Secretary of the Markets  Committee  shall give written notice to the System  Operator  and each  member and  alternate  of the

         Participants  Committee of any action taken by the Markets Committee at such meeting.


10.3     Voting;  Appeal of Actions.  Votes taken by the Markets Committee shall
         --------------------------
         be  binding  on the  Participants  only for those  matters in which the

         Committee has specifically designated authority under this Agreement or has been properly  delegated  authority by the  Participants  Committee pursuant to Section 7.5(k).


         Any  Participant may appeal to the  Participants  Committee any binding action  taken by the Markets  Committee.  Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the

         Markets  Committee  to  which  the  appeal  relates  by  giving  to the

         Secretary of the Participants  Committee a signed and written notice of appeal, a copy of which the Secretary


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 116


         shall  provide to the System  Operator and each member and alternate of the  Participants  Committee.  Pending  action  on  the  appeal  by the

         Participants  Committee,  the giving of a notice of appeal as aforesaid shall suspend the action appealed from.


10.4     Responsibilities.  The Markets  Committee  shall  perform the following
         ----------------
         functions, in conjunction with the System Operator as appropriate,  and shall recommend action to the System Operator,  Participants  Committee or Transmission Owners, as appropriate, with respect thereto:


         (a)      based on appropriate  studies,  develop  market  procedures to assure the reliable  operation  and  facilitate  the efficient operation of the NEPOOL Control Area bulk power supply;


         (b)      (i) evaluate studies of the market implications of maintenance

                  schedules  for  the  supply  and  demand-side   resources  and

                  transmission  facilities  of  the  Participants  and  operable capacity  margins,  and (ii)  develop  market  procedures  for scheduling  maintenance  for supply and demand  resources  and transmission resources.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 117



         (c)      to the extent appropriate to assure the efficient operation of the NEPOOL Markets, develop reasonable standards, criteria and rules  relating to protective  equipment,  switching,  voltage control, load shedding,  emergency and restoration procedures,

                  and the operation and  maintenance  of supply and  demand-side resources and transmission facilities of the Participants;


         (d)      develop procedures for determining the market implications of the seasonal capabilities of each electric generating unit or combination of units in which a Participant has an

                  Entitlement;


         (e)      develop procedures for determining as appropriate from time to time the current Annual Peak,  Adjusted  Annual Peak,  Monthly

                  Peak,    Adjusted   Monthly   Peak,    Installed    Capability

                  Responsibility,  and obligations for Energy, Operating Reserve and AGC of each Participant;



Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original          Revised Sheet No. 118


         (f)      develop  Market Rules and  periodically  review and  recommend changes  thereto  as  appropriate.  Such  Market  Rules  shall include, without limitation, the following:


                  (i)      submission of Bid Prices and the determination of

                           prices for each of the NEPOOL Markets;


                  (ii)     determination for each Participants of its

                           obligations under each of the NEPOOL Markets;


                  (iii)    establishment or approval of appropriate billing

                           procedures for market transactions pursuant to this

                           Agreement;


                  (iv)     calculation and equitable apportionment of losses

                           incurred in connection with Interchange Transactions;

                           and


                  (v)     interpool market contract coordination as appropriate.


Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 119


         (g)      develop operating procedures relating to the administration of the NEPOOL Markets and periodically review and recommend

                  changes thereto as appropriate;


         (h)      recommend  the  retention  of  a  consultant,  procurement  of computer  time, or the  incurrence  of consultant  expenses or such other  expenses  as may be required to enable the Markets

                  Committee,  its  subcommittees,  and task  forces  properly to perform their duties.


10.5     Establishment of Subcommittees and Task Forces.  The Markets Committee
         ----------------------------------------------
         shall have the authority to establish subcommittees and task forces for particular studies.


10.6     Further  Powers  and  Duties.  The  Markets  Committee  shall have such
         ----------------------------
         further  powers  and  duties  as are  consistent  with the  duties  and responsibilities set forth herein or as may be properly delegated to it by the Participants Committee.


10.7     Development of Rules Relating to Non-Participant Supply and Demand-side
         -----------------------------------------------------------------------
         Resources.  It is recognized that arrangements between Participants and
         ---------
         Non-


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 120


         Participants   with  respect  to  the   Non-Participants'   supply  and

         demand-side resources may create special problems in the application of

         Sections 12 and 14.  Accordingly,  the Markets  Committee shall analyze such special  problems  and  recommend  to the  Participants  Committee appropriate rules for reflecting such resources in the Installed System

         Capability of a Participant  which enters into such an arrangement  and for the treatment of such  arrangements for Energy,  Operating  Reserve and AGC purposes.  Upon approval by the  Participants  Committee,  such rules shall  supersede  the  provisions  of Sections 12 and 14 (and the related  definitions  in  Section  1) to the  extent  of  any  conflict therewith upon acceptance by the Commission.


                                   SECTION 11

                              FURTHER RESTRUCTURING
                              ---------------------

The NEPOOL Participants  undertake to finalize by March 31, 2000 the negotiation

of  more   comprehensive   arrangements  for  the  reassignment  of  appropriate

administrative  responsibilities  to the  System  Operator  in the  Interim  ISO

Agreement.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 121


                                   SECTION 11A

                                   REVIEW BOARD
                                   ------------

11A.1    Organization.  There shall be a Review Board which, in addition to
         ------------
         appeals responsibility under Section 11B.12, shall be responsible for ruling on taken from actions of the Participants Committee and for advising theParticipants Committee as to the issues raised on any appeals before it provided that appeals from actions of the System

         Operator shall not be taken to the Review Board.  In ruling on appeals,

         the Review Board shall consider, among other things, whether the actio is consistent with Commission policies.  In addition, if the appeal relates to an amendment to the Agreement or market rule, the Review

         Board shall consider the extent to which such amendment imposes a burden on the Participants which do not vote in favor of the amendment that is materially greater in degree than that imposed on the

         Participants which have voted in favor of the amendment.  The Review

         Board shall not have the right to review or otherwise participate in actions of the System Operator or to take any action with respect to any matter involving a dispute between the System Operator and either

         NEPOOL or any Participant.  The Participants agree that the process of selecting the Review Board shall commence upon the initial


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 122


         formation of the Participants Committee. Until the initial organization of the Review Board is completed,  the Board of Directors of the System

         Operator  or a  committee  thereof  consisting  of not less than  three

         System  Operator  Directors  designated by the System Operator Board of

         Directors  shall perform the  functions of the Review  Board,  provided that the  provisions  of  Sections  11A.2  through  11A.6  shall not be applicable to the Board of Directors of the System Operator acting as a

         Review Board. All expenses  incurred by the System Operator as a result of the Board of Directors in acting as the Review Board shall be NEPOOL expenses.


11A.2    Composition.  The Review Board shall be composed of five members.  The
         -----------
         Review Board Members shall initially be selected by the Participants retained by the Committee from a slate of candidates.  An independent consultant,  Participants Committee, shall prepare a list of persons qualified and willing to serve on the Review Board.  A subcommittee appointed by the Participants Committee shall review the list and distribute to the members of the Participants Committee a slate from among the list proposed by the independent consultant, along with information on the background and experience of the persons on the slate appropriate to evaluating their fitness for service on the Review

         Board.  If


Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 123


         the Participants Committee fails to select a full Review Board from the slate  proposed by the  subcommittee,  the  Committee  shall direct the independent  consultant  to  propose a  further  list of  nominees  for

         consideration   at  the  next  regular  meeting  of  the   Participants

         Committee.  Thereafter,  prior  to the  expiration  of a  Review  Board

         Member's term, and upon the occurrence of any vacancy on the Board, the

         Participants Committee shall select a successor Member.


11A.3    Qualifications.  The Review Board Members shall be independent experts
         --------------
        knowledgeable about issues typically faced by entities engaged in energy production, transmission, distribution and sale under Federal or State regulation.  A Review Board Member shall not be, and shall not have been at any time within five years of election to the Review Board, a director, officer or employee of a Participant or of a Related Person of a Participant.  While serving on the Review Board, a Review Board

         Member shall have no direct business relationship or other affiliation with any Participant or its Related Persons and shall otherwise be subject to the same independence requirements imposed on Directors of the System Operator Board of Directors.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 124


11A.4    Term.  A Review  Board  Member  shall serve for a term of three  years;
         ----
         provided,  however,  that  two of the  Review  Board  Members  selected initially  shall be chosen by lot to serve a term of two years,  two of the Review Board Members  selected  initially shall be chosen by lot to serve a term of three years and the other Review Board Member  selected initially shall serve a term of four years.


11A.5    Meetings. Meetings of the Review Board may be conducted in person or by
         --------
         telephone  or other  electronic  means by  means of which  all  persons participating  in the  meeting can  communicate  in real time with each other.


11A.6    Bylaws.  To the extent not inconsistent with any provision of this
         ------
         Agreement, the Participants Committee shall adopt bylaws establishing procedures for the Review Board's activities as it may deem appropriate, including but not limited to bylaws governing the scheduling, noticing and conduct of meetings of the Review Board, a code of conduct, selection of a Chair and Vice-Chair of the Review

         Board, and action by the Review Board without a meeting.  Such bylaws shall not modify or be inconsistent with any of the rights or obligations established by this Agreement.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 125


11A.7    Procedure on Appeal of Participant Committee Action or Failure to Take
         ----------------------------------------------------------------------
         Action.
         ------

         (a)      Submission  of  an  Appeal:   A  Participant   seeking  review

                  ("Appealing  Party")  by the  Review  Board of  action  of the

                  Participants Committee shall give written notice of the appeal in accordance  with Section 7.7, and the appeal shall have the suspension effect specified in Section 7.7.


         (b)      Intervenors and Time Limits: Any other Participant that wishes to participate in the appeal  proceeding  hereunder shall give signed  written  notice to the  Secretary of the  Participants

                  Committee  no later  than ten (10)  business  days  after  the

                  Appealing  Party has given notice of appeal and shall upon the approval of the Review Board be permitted  to  participate  in the appeal.


         (c)      Procedural Rules:  The procedural rules (if any), for the
                  ----------------
                  conduct of the appeal shall be determined by the Review Board in consultation with the

Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 126


                  Participants   Committee  and  each   Appealing   Party  on  a

                  case-by-case basis.


          (d)  Pre-hearing  Submissions:  Each Appealing Party shall provide the
               -----------------------
               Review  Board,  within  15 days of the  giving  of its  notice of appeal or such other time as  permitted  by the Review  Board,  a brief  written  statement of its complaint and a statement of the remedy  or  remedies  it  seeks,  accompanied  by  copies  of any documents  or other  materials  it  wishes  the  Review  Board to review. The Participants Committee and, as appropriate, any other

               Participant  participating  in the appeal will provide the Review

               Board, within 10 days of the Appealing Party's submission or such other  time as  permitted  by the  Review  Board,  copies  of the minutes of all NEPOOL committee  meetings at which the matter was discussed and if deemed appropriate by the Participants Committee or otherwise requested by the Review Board a brief description of the  action  (or  failure  to  act)  being  appealed  and a brief statement explaining why the Participants  Committee believes its action (or failure to act) should be upheld by the Review  Board,

               together with copies of documents or other  materials  referenced in such submission for the



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 127


                  Review Board to review and materials, if any, which interested

                  Participants  provide  to the  Secretary  of the  Participants

                  Committee  and  reasonably  request be submitted to the Review

                  Board.


                  In  addition,   each  party  shall   designate   one  or  more

                  individuals  to be  available to answer  questions  the Review

                  Board may have on the documents or other materials  submitted.

                  The answers to all such questions  shall be reduced to writing by the party  providing  the  answer  and a copy shall be made available to any requesting Participant.


         (e)      Hearing: A hearing (if any) will be held as soon as is
                  -------
                  reasonably practicable.


         (f)      Decision: The Review Board's decision, to the extent
                  --------
                  practicable, shall be due, within ninety (90) days of the

                  giving of notice of the appeal.


Issued by:  David T. Doot                              Effective:  March 1, 2000
Issued on:  December 30, 1999                          67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 128


11A.8    Effect of a Review Board Decision.
         ---------------------------------

         (a)      Each Review Board Member shall have one vote and a decision of the Review  Board,  either to grant or deny an  appeal,  shall require  affirmative  votes by a majority of the Review  Board

                  Members but not less than three (3) such Members.


         (b)      (i)      Appeal denied. If the Review Board denies the appeal,
                           -------------
                           the action of the Participants Committee will be

                           final and effective, subject to Commission acceptance

                           if and as required.


                  (ii)     Appeal  granted.  If  the  Review  Board  grants  the
                           ---------------
                           appeal,  the Review Board's  determination  (granting

                           the  appeal)  will be  final  and the  action  of the

                           Participants Committee shall not take effect.


         (c)      If the Review Board grants an appeal, the Review Board may submit a proposed resolution of the matter that was the

                  subject of the appeal to the Participants Committee.  The

                  Participants Committee may, but is not required to, take

                  further action with regard to the matter.  If the


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 129


                  Participants Committee votes on an action regarding the matter

                  (including  a vote not to act on the  matter),  the  action or non-action of the  Participants  Committee shall be subject to further  appeal  by any  Participant  to the  Review  Board in accordance with Section 7.7. Any proposed  resolution that the

                  Review Board submits to the Participants Committee is advisory only.

11A.9 An action or failure to act once  appealed by a  Participant to the Review

     Board may not be subject to the alternative  dispute resolution  provisions of Section 21.1,  regardless of the outcome of the appeal.  Conversely,  an action or failure to act submitted for resolution by a Participant pursuant to Section 21.1 may not be brought  before the Review  Board.  If more than one Participant  appeals and/or submits for alternative  dispute resolution under Section 21.1 the same issue,  the  Participant  that first takes such action shall determine whether the issue is to be heard by the Review Board

     or  considered   under  Section  21.1;   provided  that  each   Participant
                                              --------  ----
     challenging  an  action  or  failure  to take  action  shall  have the same opportunity to present its case and may not be excluded from  participating under Section 11A.7(b).


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 130


11A.10   Any action taken or failure to take action by the Review Board does not restrict or limit in any way the rights of a Participant to seek review by the  Commission,  or a review in any other  forum  available  to the

         Participant  and there shall be no  requirement  to submit an appeal to the Review Board  concerning any  amendment,  action or inaction by the

         Participants  Committee  prior  to a  Participant  exercising  any such rights  to seek  review  by the  Commission  or any  other  forum  with jurisdiction.


11A.11   The  Review  Board may not take  action  that is  inconsistent  with or infringes upon any of the rights set forth in Section 17A.


                                   SECTION 11B

                          TRANSMISSION OWNERS COMMITTEE
                          -----------------------------

11B.1    Organization.   There  shall  be  a   Transmission   Owners   Committee
         ------------
         established  pursuant to this  Section 11B which  shall  implement  the rights reserved to Transmission Owners by Section 17A.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 131


11B.2    Membership.  Membership on the  Transmission  Owners Committee shall be
         ----------
         open to all Transmission Owners, regardless of their individual choices in Sector membership under Section 6.2.


11B.3    Appointment of Members and Alternates.  A Transmission Owner shall join
         -------------------------------------
         the  Transmission  Owners  Committee by written notice delivered to the

         Secretary of the Transmission Owners Committee,  and shall designate in the notice the initial member  appointed by it for the Committee and an alternate of the member.  In the absence of the member,  the  alternate shall have all the powers of the member, including the power to vote.


11B.4    Term  of  Members.  A  member  of  the  Transmission  Owners  Committee
         -----------------
         appointed  by a  Transmission  Owner shall serve until  replaced by the

         Transmission  Owner which appointed it or until such Transmission Owner ceases to be a Participant  or otherwise  lose its right to appoint the member.  Appointment  or replacement of a member shall be effected by a

         Transmission  Owner by giving  written  notice of such  appointment  or replacement to the Secretary of the Transmission Owners Committee.



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 132


11B.5    Regular and Special Meetings.  The Transmission Owners Committee shall
         ----------------------------
         hold its annual meeting in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Committee or at the call of the Chair.  Thirty percent (30%) or more of the voting members of the

         Transmission Owners Committee may call a special meeting of the

         Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be acted upon at the meeting.


11B.6    Notice of Meetings.  Written notice of each meeting of the Transmission
         ------------------
         Owners Committee shall be given to each Transmission Owner and to other

         Participants  not less than five (5) business days prior to the date of the meeting.


11B.7    Attendance. Regular and special meetings may be conducted in person, by
         ----------
         telephone,  or other  electronic  means by means of which  all  persons participating  in the  meeting can  communicate  in real time with each other.  In order to vote during the course of a meeting,  attendance is required in person or by telephone or other real time electronic  means by a voting member or its alternate or a duly


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 133


         designated agent who has been given, in writing,  the authority to vote for the  member on all  matters  or the proxy to vote for the member on specific matters.


11B.8    Votes.  Any action taken by the  Transmission  Owners  Committee  shall
         -----
         require the concurrence of:


         (i)      representatives  of at least  two-thirds  of the  Transmission

                  Owners  provided  that  Transmission  Owners  that are Related

                  Persons to one another shall together have a single vote; and


         (ii)     representatives   of  Transmission   Owners  having  at  least

                  two-thirds of the Weighted Votes of all  Transmission  Owners,

                  where each Transmission  Owner's Weighted Vote is equal to its original  capital  investment  in its PTF as of the end of the most recent year for which figures are available.


         Notwithstanding  the  foregoing,  if a vote is taken and  paragraph (i)

         above is satisfied  but  paragraph  (ii) above is not, the action being voted on by the  Transmission  Owners Committee shall pass if (1) there are seven or more


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 134


         Transmission  Owners on the Committee and fewer than three Transmission

         Owners oppose the action or (2) there are less than seven  Transmission

         Owners on the  Committee  and only one  Transmission  Owner opposes the action.


11B.9    Appointment of Task Forces or Working Groups.  The Transmission  Owners
         --------------------------------------------
         Committee  shall have the  authority  to appoint task forces or working groups to  address  matters  for which the  Committee  is  responsible.

         Notwithstanding  Section 7.6, such tasks force or working groups may be limited to Transmission Owners only.


11B.10   Officers.  At its annual meeting,  the  Transmission  Owners  Committee
         --------
         shall  elect from its members a Chair and a  Vice-Chair;  it shall also elect a  Secretary  who need not be a member  of the  Committee.  These officers  shall have the powers and  duties  usually  incident  to such offices,  including  the right to convene an  executive  session of the

         Transmission  Owners  Committee to consider and vote upon submittals to the Commission or litigation strategy.


11B.11 Adoption of Bylaws.  The Transmission Owners Committee may adopt bylaws,
       ------------------


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 135


         consistent with this Agreement,  governing procedural matters including the conduct of its meetings.


11B.12   Review of Committee Actions.  To the extent the Commission  determines,
         ---------------------------
         pursuant to Section 17A.7, that Transmission  Owners have the exclusive right to make unilateral filings under Section 205 of the Federal Power

         Act, a  Transmission  Owner may either submit a dispute for  resolution pursuant to Section 21.1 or appeal to the Review Board any action taken by the Transmission Owners Committee with respect to such a Section 205 filing.  Such a submission or appeal shall be taken prior to the end of the tenth business day following the meeting of the Transmission Owners

         Committee to which the  submission  or appeal  relates by giving to the

         Secretary  of the  Transmission  Owners  Committee a signed and written notice of  submission  or  appeal.  Pending  action on an appeal by the

         Review  Board,  the  giving of a notice of  appeal as  aforesaid  shall suspend the action  appealed from.  For purposes of the  application of the  dispute  resolution  process  of Section  21.1 and the  suspension effect of a submission to alternative dispute resolution,  Section 21.1 shall be  applied  as if the  Transmission  Owners  Committee  were the

         Participants Committee.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 136



                                   SECTION 11C

                                LIAISON COMMITTEE
                                -----------------

11C.1    Organization; Duties.  There shall be a Liaison Committee which shall
         --------------------
         be an advisory committee only responsible to act as a steering committee formanaging NEPOOL business through the committee process and facilitating communications between NEPOOL and the System Operator and among Participants.  The Liaison Committee's duties as a steering committee include, without limitation, recommending that matters be assigned to particular committees for action where the subject matter of a proposed rule or other action potentially falls in the purview of more than one committee and assuring appropriate input from other committees as needed.


11C.2    Membership. The Liaison Committee shall have the following members: the
         ----------
         Chair and Vice-Chair of each of the Principal Committees;  the Chair of the Transmission Owners Committee; a Participant representative of each

         Sector that is not otherwise represented on the Liaison Committee;  the chief executive


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 137


         officer of the System Operator; and two members of the System

         Operator's Board of Directors.


11C.3    Regular and Special Meetings. The Liaison Committee shall hold meetings
         ----------------------------
         in accordance  with a schedule  adopted by the Committee or at the call of the Co- Chairs.


11C.4    Notice of  Meetings.  Written  notice of each  meeting  of the  Liaison
         -------------------
         Committee  shall be  given  to each  member  of the  Committee  and all members of the Participants  Committee not less than five business days prior to the date of the meeting.


11C.5    Attendance. Regular and special meetings may be conducted in person, by
         ----------
         telephone,  or other  electronic  means by means of which  all  persons participating  in the  meeting can  communicate  in real time with each

         other.   Participants  Committee  members  and  alternates  may  attend meetings of the Liaison Committee.  Any individual that is not a member of the Liaison Committee may participate at a meeting at the invitation of a Co-Chair.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 138


11C.6    Officers.  The  Co-Chairs of the Liaison  Committee  shall be the chief
         --------
         executive  officer  of  the  System  Operator  and  the  Chair  of  the

         Participants  Committee.  The Liaison Committee shall elect a Secretary who need not be a member of the  Committee.  These  officers shall have the powers and duties usually incident to such offices.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 139


                                   PART THREE

                                MARKET PROVISIONS


                                   SECTION 12

                  INSTALLED CAPABILITY OBLIGATIONS AND PAYMENTS
                  ---------------------------------------------

12.1     Obligations to Provide Installed Capability.
         -------------------------------------------

         (a)      Each Participant shall have Installed System Capability during each hour of each month at least  sufficient  to  satisfy  its

                  Installed Capability Responsibility for the month.


         (b)      [Deleted].


12.2     Computation of Installed Capability Responsibilities.
         ----------------------------------------------------

         (a)      (1)      At the conclusion of each month, the System Operator

                           under the direction of the Participants Committee

                           shall determine each


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 140



                           Participant's    tentative    Installed    Capability

                           Responsibility   in  Kilowatts   for  such  month  in

                           accordance with the following formula:


                            X = (P(A-N)+Np)(1+T) - C(Dp)


                           As used in this Section 12.2(a)(1),  the symbols used

                           in the formula  and the  additional  symbols  defined

                           below have the following meanings:


                           X        is the Participant's tentative Installed

                                    Capability Responsibility for the month.


                           P        is the value of the  Participant's  fraction

                                    for the month as  determined  in  accordance

                                    with the following formula:


                                    P = (Fp + Dp) / (F + D), wherein:


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 141



                                    Fp      is   the   Participant's    Adjusted

                                            Monthly  Peak for the month less any

                                            Kilowatts     received    by    such

                                            Participant  pursuant  to a contract

                                            of a  type  that  traditionally  has

                                            been  treated  by  NEPOOL  as a firm

                                            contract  for the  purposes  of this

                                            Section  prior to  January  1, 1999,

                                            but which does not constitute a Firm

                                            Contract    as   defined   in   this

                                            Agreement.


                                    Dp      is  the   Participant's   actual  or

                                            potential load  reduction  resulting

                                            from its  NEPOOL  Interruptible  and

                                            Dispatchable Loads for the month.


                                    F       is the  aggregate  for the  month of

                                            the Adjusted  Monthly  Peaks for all

                                            Participants   less  any   Kilowatts

                                            received by any Participant pursuant

                                            to  a   contract   of  a  type  that

                                            traditionally  has been  treated  by

                                            NEPOOL  as a firm  contract  for the

                                            purposes  of this  Section  prior to

                                            January 1, 1999, but which


Issued by:  David T. Doot                       Effective:  March 1, 2000
Issued on:  December 30, 1999                   67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 142



                                            does not constitute a Firm Contract

                                            as defined in this Agreement.


                                    D       is the  aggregate  for the  month of

                                            the   actual   or   potential   load

                                            reduction    resulting    from   all

                                            Participants'  NEPOOL  Interruptible

                                            and Dispatchable Loads.


                           C        is the factor, which when multiplied by D in

                                    megawatts,   results  in  the  reduction  to

                                    NEPOOL   Objective   Capability  that  would

                                    result from including D in the determination

                                    of NEPOOL  Objective  Capability.  The value

                                    for C shall be adopted  by the  Participants

                                    Committee   each   time  it   fixes   NEPOOL

                                    Objective  Capability  pursuant  to  Section

                                    7.6(e).


                           A        is  the  NEPOOL   Objective   Capability  in

                                    megawatts  for the  month  as  fixed  by the

                                    Participants  Committee  pursuant to Section

                                    7.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 143



                           N        is the aggregate of the New Unit Adjustments

                                    for  all   Participants  for  the  month  as

                                    determined by the Participants  Committee in

                                    accordance with Section 12.2(a)(2).


                           Np       is the aggregate of the Participant's New

                                    Unit Adjustments for the month, as

                                    determined  by the Participants Committee,

                                    and is equal to the aggregate of the
                                           --------
                                    Participant's adjustments for each New Unit

                                    included in its Installed System Capabilit

                                    during the hour of the coincident peak load

                                    of the Participants for the month.  The

                                    Participant's adjustment for each New Unit

                                    may be positive or negative and shall be the

                                    product of (i) the Participant's Installed

                                    Capability Entitlement in the New Unit

                                    during the hour of the coincident peak load

                                    of the Participants for the month, times
                                                                       -----
                                    (ii) the New Unit Adjustment Factor

                                    applicable to the New Unit as determined in

                                    accordance with Section 12.2(a)(2).


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 144



                           T        is  the   Participant's   Unit  Availability

                                    Adjustment  Factor for the  month.  T may be

                                    positive or negative and shall be determined

                                    in accordance with the following formula:


                                    T = (I-H) x J x R, wherein:
                                         ------------
                                              100

                           I        for the Participant for the month is the

                                    percentage which represents the weighte

                                    average (using the Installed Capability of

                                    each Installed Capability Entitlement for

                                    such month for the weighting) of the Four

                                    Year Installed Capability Target

                                    Availability Rates of the Installed

                                    Capability Entitlements which are included

                                    in the Participant's Installed System

                                    Capability during the hour of the coincident

                                    peak load of the Participants for the month.

                                    The Four Year Target Availability Rate for

                                    an Installed Capability Entitlement for any

                                    month is the average of the monthly Target

                                    Availability Rates for the forty-eight

                                    months which comprise the period of four

                                    consecutive




Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 145



                                    calendar  years ending within the Power Year

                                    which includes such month,  as determined on

                                    the basis of the Target  Availability  Rates

                                    for each of the forty-eight  months,  and as

                                    applied on a basis which is consistent  with

                                    the fuel or maturity  status of the unit for

                                    each of the forty- eight  months;  provided,

                                    however, that for the purpose of determining

                                    the Four Year Target  Availability  Rate (i)

                                    for  months  included  within the Power Year

                                    which    commences   June   1,   1999,   the

                                    determination  shall be made for the  months

                                    of June through  October on the basis of the

                                    calendar  years 1995 through 1998, and shall

                                    be made for the months of  November  through

                                    May on the basis of the calendar  years 1996

                                    through 1999,  and (ii) for months  included

                                    within the Power Year which  commences  June

                                    1, 2000, the determination  shall be made on

                                    the basis of the calendar years 1996 through

                                    1999. The Target Availability Rates shall be

                                    those utilized by the Participants Committee

                                    in its most recent  determination  of NEPOOL

                                    Objective Capability pursuant to Section 7.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 146



                           H        for the Participant for the month is the

                                    percentage which represents the weighted

                                    average (using the Installed Capability of

                                    each Installed Capability Entitlement for

                                    such month for the weighting) of the Four

                                    Year Actual Availability Rates of the

                                    Installed Capability Entitlements which are

                                    included in the Participant's Installed

                                    System Capability during the hour of the

                                    coincident peak load of the Participants for

                                    the month. The Four Year Actual Availability

                                    Rate for an Installed Capability Entitlement

                                    for any month is the percentage which

                                    represents the average of the amounts

                                    determined for H1 for the four applicable

                                    Twelve-Month Measurement Periods within the

                                    forty-eight months which comprise the period

                                    of four consecutive calendar years ending

                                    within the Power Year which includes such

                                    month; provided, however, that for the

                                    purpose of determining the Four Year Actual

                                    Availability Rate (i) for months included

                                    within the Power Year which commences

                                    June 1, 1999, the determination shall be

                                    made for the months of June through October

                                    on the basis of the


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 147



                                    calendar  years 1995 through 1998, and shall

                                    be made for the months of  November  through

                                    May on the basis of the calendar  years 1996

                                    through 1999,  and (ii) for months  included

                                    within the Power Year which  commences  June

                                    1, 2000, the determination  shall be made on

                                    the basis of the calendar years 1996 through

                                    1999. A Twelve-Month Measurement Period is a

                                    period  of  twelve  sequential  months.  For

                                    purposes of this  sequence,  the first month

                                    in  the  four  years  and  the   immediately

                                    succeeding  months  shall be  considered  to

                                    follow the  forty-eighth  month in the four-

                                    year    period.    The    four    applicable

                                    Twelve-Month  Measurement Periods to be used

                                    in the  determination of H1 for an Installed

                                    Capability  Entitlement  shall  be the  four

                                    sequential Twelve-Month  Measurement Periods

                                    out  of  the  twelve  possible  combinations

                                    which yield the highest H1.


                     H1             for an Installed Capability Entitlement in a

                                    unit or combination of units for a

                                    Twelve-Month Measurement Period is its

                                    Actual Availability Rate.  The Actual


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 148



                                    Availability Rate of an Installed Capability

                                    Entitlement  for a Twelve-Month  Measurement

                                    Period  is a  percentage  and  shall  be the

                                    greater of:


                                    (i)     the percentage of (a) the amount of

                                            generation which could have been

                                            received with respect to the

                                            Installed Capability Entitlement if

                                            the unit or combination of units had

                                            been fully available at its full


                                            Installed Capability throughout the

                                            Twelve-Month Measurement Period,

                                            which is represented by (b) the

                                            amount of generation which was

                                            actually available during such

                                            period, or


                                    (ii)    the average Target Availability Rate

                                            expressed as a percentage for the

                                            Installed Capability Entitlement

                                            for the Twelve-Month Measurement

                                            Period less twenty percentage

                                            points.  The average Target

                                            Availability Rate of an Installed

                                            Capability Entitlement for a

                                            Twelve-Month Measurement


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 149



                                            Period  is a  percentage  and is the

                                            average   of  the   monthly   Target

                                            Availability  Rates  for the  months

                                            which   comprise  the   Twelve-Month

                                            Measurement Period, as determined on

                                            the basis of the Target Availability

                                            Rates for each of the twelve months,

                                            and as applied  on a basis  which is

                                            consistent with the fuel or maturity

                                            status of the unit or combination of

                                            units   for   each   month   in  the

                                            Twelve-Month Measurement Period. The

                                            Target  Availability  Rates shall be

                                            those  utilized by the  Participants

                                            Committee   in   its   most   recent

                                            determination  of  NEPOOL  Objective

                                            Capability pursuant to Section 7.


                           J        for the  month is the  estimated  percentage

                                    point change in NEPOOL Objective  Capability

                                    which would be required as a result of a one

                                    percentage  point  change  in  the  weighted

                                    average equivalent  availability rate of the

                                    generating  units in which the  Participants

                                    have Installed


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 150



                                    Capability  Entitlements.  The  value  for J

                                    shall  be   adopted   by  the   Participants

                                    Committee   each   time  it   fixes   NEPOOL

                                    Objective Capability pursuant to Section 7.


                           R        for the month is the  phase-out  factor  for

                                    the month, which shall be as follows:


                                    R=0.75           for    the    Power    Year

                                                     beginning November 1, 1997.



                                    R=0.50           for  the  12  month  period

                                                     beginning November 1, 1998.



                                    R=0.25           for  the  12  month  period

                                                     beginning November 1, 1999.



                                    R=0              for the 12 month period

                                                     beginning November 1, 2000

                                                     and all subsequent 12

                                                     month periods.


                  (2)      A New Unit Adjustment Factor for a New Unit shall be

                           determined to assign the effects of the  New Unit on

                           NEPOOL

Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 151



                           Objective   Capability  to  those  Participants  with

                           Entitlements in the New Unit. The New Unit Adjustment

                           Factor  for each New  Unit  for each  month  shall be

                           determined by the System Operator under the direction

                           of the Participants  Committee in accordance with the

                           following formula:


                        n = R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) + K5(f-F)c2)

                           As used in this Section 12.2(a)(2),  the symbols used

                           in the formula have the following meanings:


                           R        is  the  phase  out  factor  as  defined  in

                                    Section 12.2(a)(1) above.


                           n        is the New Unit Adjustment Factor, expressed

                                    as a fraction, for the month for a New Unit.


                           c        is the Winter Capability of the New Unit.



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 152



                           C        is the Winter  Capability of the Proxy Unit,

                                    which shall be the number of  Kilowatts,  as

                                    determined  by the  Participants  Committee,

                                    which would  result in the NEPOOL  Objective

                                    Capability being  approximately  the same if

                                    the   generating    units   in   which   the

                                    Participants   have   Installed   Capability

                                    Entitlements were all units possessing Proxy

                                    Unit characteristics.


                           f        is the equivalent  forced outage rate of the

                                    New Unit, expressed as a fraction of a year,

                                    utilized   in  the   determination   by  the

                                    Participants  Committee of NEPOOL  Objective

                                    Capability for the month.


                           F        is the equivalent  forced outage rate of the

                                    Proxy  Unit.  F, a  fraction,  shall  be the

                                    weighted  average  equivalent  forced outage

                                    rate  (using the Winter  Capability  of each

                                    generating  unit for such  weighting) of the

                                    generating  units in which the  Participants

                                    have  Installed   Capability   Entitlements,

                                    adjusted to compensate for the rounding of


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 153



                                    the annual maintenance outage requirement of

                                    the Proxy Unit.


                           m        is the four-year average annual maintenance

                                    outage requirement of the New Unit,

                                    expressed as a fraction of a year.  The data

                                    used to determine m shall include the

                                    annual maintenance outage requirements for

                                    the current Power Year and the next three

                                    Power Years, as utilized for the New Unit in

                                    the most recent determination by the

                                    Participants Committee of NEPOOL Objective

                                    Capability pursuant to Section 7.


                           M        is the annual maintenance outage requirement

                                    of the Proxy  Unit.  M shall be a  fraction,

                                    the  numerator  of which shall be the number

                                    of  weeks   (rounded  to  the  nearest  full

                                    number) that most closely  approximates  the

                                    weighted     four-year     average    annual

                                    maintenance  outage  requirement  (using the

                                    Winter  Capability of each  generating  unit

                                    for such weighting) for the generating


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 154



                                    units  in  which   the   Participants   have

                                    Installed Capability  Entitlements,  and the

                                    denominator of which shall be 52 weeks.


                           d        is the summer derating of the New Unit,

                                    expressed as a fraction of the Winter

                                    Capability of the New Unit.


                           D        is the summer  derating of the Proxy Unit. D

                                    shall be a  fraction  and  shall be equal to

                                    the  weighted  average   fractional   summer

                                    derating  (using  the Winter  Capability  of

                                    each  generating unit for such weighting) of

                                    the   generating    units   in   which   the

                                    Participants   have   Installed   Capability

                                    Entitlements.


                           K1, K2, K3, K4, and K5

                                    are conversion  coefficients for each of the

                                    Summer and  Winter  Periods,  determined  by

                                    regression  analysis  such that the  product

                                    for the Installed Capability of a New Unit


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 155



                                    times   its  New  Unit   Adjustment   Factor
                                    -----
                                    approximates  the effect on NEPOOL Objective

                                    Capability of the New Unit.


                           Proxy    Unit    characteristics    and    conversion

                           coefficients   contained  in  the  formula  shall  be

                           adopted by the  Participants  Committee  and reviewed

                           every   five  years  (or  more   frequently   if  the

                           Participants  Committee  determines that  exceptional

                           circumstances  require an earlier review) and revised

                           as necessary.


                           If a New Unit has  unique  characteristics  affecting

                           NEPOOL Objective  Capability which are not adequately

                           reflected in the New Unit Adjustment  Factor formula,

                           the  Participants  Committee shall determine for such

                           New Unit a New Unit Adjustment  Factor which accounts

                           for the New Unit's unique characteristics.


                           The New Unit  Adjustment  Factor  for any  Restricted

                           Unit (as  defined  in  Section  15.37B  of the  Prior

                           NEPOOL  Agreement)  for  which  proposed  plans  were

                           submitted subsequent to November 1,


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 156



                           1990  for  review  pursuant  to  Section  18.4 or its

                           predecessor  section  in the Prior  NEPOOL  Agreement

                           (or,  in the case of a unit with a rated  capacity of

                           less  than 5 MW,  for  which  notification  was first

                           given to NEPOOL  subsequent  to November 1, 1990) and

                           for the Peabody  Municipal Light Plant's Waters River

                           #2 unit shall be determined  in  accordance  with the

                           formula previously  specified in Section  12.2(a)(2),

                           modified as follows:


                    n =      R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) +K5(f-F)c2)
                             + K6(2500-a)

                           The symbols used in the above  formula,  as modified,

                           shall have the meanings previously specified,  except

                           that  the  symbols   "K6"  and  "a"  shall  have  the

                           following meanings:


                           K6       is a scaling factor of 0.0001.


                           a        is as follows:


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 157



                                    for units with more than 2500 annual hours

                                    available for operation, "a" = 2500,


                                    for units with annual  hours  available  for

                                    operation  between 500 and 2500,  inclusive,

                                    "a" = annual hours  available for operation,

                                    and


                                    for units with annual hours available for

                                    operation less than 500 hours, "a" = -7500;


                           provided,  however,  that a Participant  may elect to
                           --------   -------
                           avoid,  in whole or part, the effect on its Installed

                           Capability  Responsibility  of  a  Restricted  Unit's

                           availability  being  limited  to 2500 hours or less a

                           year by agreeing  to leave  unfilled a portion of its

                           dispatchable load allocation in accordance with rules

                           adopted  by  the  Markets   Committee  prior  to  the

                           activation  of  the  Participants  Committee  or  the

                           Participants Committee thereafter.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 158



         (b)      The tentative Installed Capability Responsibilities of the

                  Participants for any month, as determined in accordance with

                  Section 12.2(a), shall be adjusted in accordance with this

                  Section 12.2(b) in the event the value of H for any

                  Participant for any of the Twelve-Month Measurement Periods

                  applicable to the Participant for the month is increased in accordance with Section 12.2(a) because of the application of paragraph (ii) of the definition of H1.  In such event the

                  System Operator under the direction of the Participants

                  Committee shall determine each Participant's tentative

                  Installed Capability Responsibility for the month with and without the application of said paragraph (ii)  The difference between the sum of all Participants' tentative Installed

                  Capability Responsibilities, with and without the application of said paragraph (ii) for the month, shall be added to the tentative Installed Capability Responsibilities of the

                  Participants, as determined in accordance with Section

                  12.2(a), in proportion to said tentative Installed Capability

                  Responsibilities, thereby establishing each Participant's

                  adjusted tentative Installed Capability Responsibility for the month.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 159



         (c)      For each month, the System Operator under the direction of the

                  Participants Committee shall determine the sum of all

                  Participants' adjusted tentative Installed Capability

                  Responsibilities, as initially determined in accordance with

                  Section 12.2(a) and as adjusted in accordance with Section

                  12.2(b), if Section 12.2(b) is applicable for such month.  If the sum is less than, or equal to, the minimum NEPOOL

                  Installed Capability during the month, then the adjusted

                  tentative Installed Capability Responsibility as determined pursuant to Section 12.2(a) or 12.2(b), whichever is

                  applicable, for each Participant is the final Installed

                  Capability Responsibility for each Participant.  If the sum is greater than such minimum NEPOOL Installed Capability, then each Participant's final Installed Capability Responsibility shall be its adjusted tentative Installed Capability

                  Responsibility as determined pursuant to Section 12.2(a) or

                  12.2(b), whichever is applicable, multiplied by the ratio of the minimum NEPOOL Installed Capability during the month to the sum of the adjusted tentative Installed Capability

                  Responsibilities for the month.



Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 160



         (d)      It is recognized that the treatment of fuel conversions, dual fuel units, immature units, new Installed Capability

                  Entitlements, cogeneration and small power-producing

                  facilities, Unit Contracts and other contract arrangements,

                  units with unusual maintenance cycles, and various other

                  matters can result in special problems in the determination of

                  Unit Availability Adjustment Factors and New Unit Adjustments.

                  Accordingly, the Markets Committee shall analyze such special problems and recommend to the Participants Committee for

                  approval appropriate market operation rules to be applied in taking such matters into account in the determination of Unit

                  Availability Adjustment Factors and New Unit Adjustments.


12.3     [Deleted].


12.4     Bids to Furnish Installed Capability.  Each Participant shall submit to
         ------------------------------------
         or have on file with the System Operator, in accordance with the market operation  rules  approved  by  the  Markets  Committee  prior  to  the activation of the Participants  Committee or the Participants Committee

         thereafter,  one or more bids  specifying  the Bid  Price and  Kilowatt amount at which it will furnish any and


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 161



         all surplus  Installed System  Capability for a month through NEPOOL to other Participants.  If no bid is submitted for a month for any surplus

         Installed  System  Capability,  the Bid Price for any such  surplus for which there is no bid shall be deemed to be zero.


12.5     Consequences of Deficiencies in Installed Capability Responsibility.
         -------------------------------------------------------------------

         (a)      At the conclusion of each month, the System Operator shall determine whether each Participant has satisfied its Installed

                  Capability Responsibility obligation for the month.  If the minimum monthly Installed System Capability of a Participant during the month was less than its Installed Capability

                  Responsibility, the number of Kilowatts of its deficiency

                  shall be computed and the Participant shall be deemed to

                  purchase from other Participants through NEPOOL Kilowatts of surplus Installed System Capability equal to the amount of its deficiency and shall pay to NEPOOL for the month any

                  applicable fees for services assessed pursuant to Section 19.2 plus the product of its total Kilowatts of deficiency and the
                  ----
                  Installed Capability Clearing Price for the month

                  determined in accordance with Section 12.5(b).  For purposes of this

Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 162



                  Section 12, the minimum monthly Installed System Capability of

                  a  Participant  for  a  month  is  the  Participant's   lowest

                  Installed  System  Capability  for any hour  during the month.

                  Retirements  made on the last day of any  month  shall  not be deducted from Installed System Capability for that month.


         (b)      At the end of each month,  the System Operator shall determine the  Installed  Capability  Clearing  Price  for the  month as follows:


                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatt  shortage of Installed System Capability for

                           the month for all  Participants  that did not satisfy

                           their Installed Capability  Responsibilities for that

                           month.


                  (ii)     The System Operator shall rank in the order of lowest

                           to  highest  Bid Price all Bid Prices  received  from

                           Participants    having   excess    Installed   System

                           Capability for the month.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 163



                  (iii)    For each Participant, its Installed System Capability

                           with the lowest  Bid  Prices  shall be deemed to have

                           been furnished first, to the extent required, to meet

                           its   Installed   Capability   Responsibility.    Any

                           remainder  starting  with the lowest Bid Prices shall

                           be  deemed  to have  been  furnished,  to the  extent

                           required,  to other Participants under this Agreement

                           to  meet  their   shortages   of   Installed   System

                           Capability for the month.


                  (iv)     The Installed Capability Clearing Price for the month

                           shall  equal the  highest  Bid  Price  for  Installed

                           System  Capability  that is deemed in accordance with

                           Section   12.5(b)(iii)  to  have  been  furnished  to

                           another Participant for the month.


12.6     [Deleted].


12.7     Payments to Participants Furnishing Installed Capability.
         --------------------------------------------------------

         (a)      Participants that are deemed pursuant to Section 12.5 to

                  furnish any surplus in their Installed System Capability to other Participants shall


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 164



                  receive  therefor their pro rata shares on a Kilowatt basis of all payments made by Participants  for the month under Section

                  12.5,  excluding  any  applicable  fees for services  assessed pursuant to Section  19.2.  If two or more  Participants  with excess Installed  System  Capability have bid Kilowatts at the

                  Installed  Capability  Clearing Price,  but not all the excess

                  Installed  System  Capability bid at such price is required to meet shortages of Installed System Capability, then the excess

                  Installed  System  Capability bid at the Installed  Capability

                  Clearing Price that each such  Participant  shall be deemed to have  furnished  shall be the  Kilowatts  of excess  Installed

                  System  Capability  bid  by  the  Participant  at  that  price multiplied  by the ratio of (i) the total  Kilowatts of excess
                  ----------
                  Installed  System  Capability bid at the Installed  Capability

                  Clearing  Price needed to meet the shortages to (ii) the total

                  Kilowatts of excess  Installed  System  Capability  bid by all

                  Participants at the Installed Capability Clearing Price.


         (b)      [Deleted].

Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 165




                                  SECTION 13

                     OPERATION, GENERATION, OTHER RESOURCES,

                           AND INTERRUPTIBLE CONTRACTS


13.1     Maintenance  and  Operation in Accordance  with Good Utility  Practice.
         -----------------------------------------------------------------------
         Each Participant  shall, to the fullest extent  practicable,  cause all generating  facilities and other resources owned or controlled by it to be designed,  constructed,  maintained and operated in accordance  with

         Good Utility Practice.


13.2     Central Dispatch.  Subject to the following sentence,  each Participant
         ----------------
         shall,  to the  fullest  extent  practicable,  subject  all  generating facilities  and other  resources  owned or  controlled by it to central

         dispatch  by  the  System  Operator;   provided,   however,  that  each

         Participant  shall at all times be the sole  judge as to whether or not and to  what  extent  safety  requires  that  at any  time  any of such facilities  will be operated at less than full  capacity or not at all.

         Each Participant may remove from central dispatch a generating facility or other  resources owned or controlled by it if and to the extent such

         removal  is   permitted  by  rules  and   standards   approved  by  the

         Participants Committee.


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 166




13.3     Maintenance and Repair.  Each Participant shall, to the fullest extent
         ----------------------
         practicable:  (a) cause generating facilities and other resources owned or controlled by it to be withdrawn from operation for maintenance and repair only in accordance with maintenance schedules reported to and published by the System Operator from time to time in accordance with procedures established or approved by the Markets Committee prior to the activation of the Participants Committee or the Participants

         Committee thereafter, (b) restore such facilities to good operating condition with reasonable promptness, and (c) accelerate or delay maintenance and repair at the reasonable request of the System Operator in accordance with market operation rules approved by the Markets

         Committee prior to the activation of the Participants Committee or the

         Participants Committee thereafter.


13.4     Objectives of Day-to-Day  System Operation.  The day-to-day  scheduling
         ------------------------------------------
         and  coordination  through  the System  Operator  of the  operation  of generating  units and other  resources  shall be designed to assure the reliability of the bulk power system of the NEPOOL  Control Area.  Such activity shall:



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 167



         (a)      satisfy the NEPOOL Control Area's Operating Reserve

                  requirements, including the proper distribution of those

                  Operating Reserves;


         (b)      satisfy the Automatic Generation Control requirements of the

                  NEPOOL Control Area; and


         (c)      satisfy the Energy requirements of all Electrical Loads of the

                  Participants,


         all at the lowest  practicable  aggregate  dispatch  cost to the NEPOOL

         Control Area in light of available Bid Prices and  Participant-directed schedules.


13.5     Satellite  Membership.  Each  Participant  which is responsible for the
         ---------------------
         operation of transmission facilities rated 69 kV or above in the NEPOOL

         Control Area or generating  units and other resources which are subject to central dispatch by NEPOOL, or which is responsible for implementing voltage  reduction and load shedding  procedures in the NEPOOL  Control

         Area,  shall become a member of the appropriate  satellite  dispatching

         center;   provided  that  by  mutual   agreement   among  the  affected

         Participants and the appropriate satellite, a Participant may


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 168



         be  excused  from  joining  the  satellite  if it has  arranged  with a satellite  member to assume  responsibility  to the  satellite  for its facilities or obligations.


                                   SECTION 14

                            INTERCHANGE TRANSACTIONS
                            ------------------------

14.1     Obligation for Energy, Operating Reserve and Automatic Generation
         -----------------------------------------------------------------
         Control.
         -------

         (a)      Each Participant shall have for each hour an Energy obligation equal to its Electrical Load plus the kilowatthours  delivered by such Participant to other Participants in the hour pursuant to Firm  Contracts  or  System  Contracts,  together  with any associated electrical losses.


         (b)      Each  Participant  shall have for each hour Operating  Reserve obligations  equal  to its  share  of  the  quantity  of  each category of Operating  Reserve required for the NEPOOL Control

                  Area in the hour.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 169



                  Subject   to   adjustment   pursuant   to  Section   14.6,   a

                  Participant's  share of each  category  of  Operating  Reserve required for any hour shall be determined  in accordance  with the following formula:


                           ORp=SAp + [(OR-SA) (ELp/EL)], wherein


                           ORp      is the Participant's  share of that category

                                    of Operating Reserve for the hour.


                           SAp      is the number of Kilowatts,  if any, of that

                                    category of  Operating  Reserve for the hour

                                    that the Participants  Committee  determines

                                    should  be  assigned  specifically  to  such

                                    Participant   and  not  be   shared  by  all

                                    Participants.


                           OR       is the aggregate number of Kilowatts of that

                                    category of Operating Reserve  determined by

                                    the System  Operator in accordance  with the

                                    directions of the Participants  Committee to

                                    be required for the NEPOOL  Control Area for

                                    the   hour   that   is   not   assigned   to

                                    Non-Participants.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 170



                           SA       is the aggregate number of Kilowatts of that

                                    category of  Operating  Reserve for the hour

                                    that the Participants  Committee  determines

                                    should  not be shared  by all  Participants,

                                    but not including Operating Reserve assigned

                                    to Non-Participants.


                           ELp      is the Participant's Electrical Load for the

                                    hour.


                           EL       is the sum of ELp for all Participants.


         (c)      Each  Participant  shall have for each hour an AGC  obligation equal to its share of AGC required for the NEPOOL Control Area in the hour. Subject to adjustment pursuant to Section 14.6, a

                  Participant's  share of AGC  required  for any  hour  shall be determined in accordance with the following formula:


                           AGCp=AGC (ELp/EL), wherein


                           AGCp     is the Participant's share of AGC for the

                                    hour.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 171



                           AGC      is the total amount of AGC determined by the

                                    System  Operator in  accordance  with market

                                    operation  rules  approved  by  the  Markets

                                    Committee  prior  to the  activation  of the

                                    Participants  Committee or the  Participants

                                    Committee  thereafter to be required for the

                                    NEPOOL Control Area for the hour that is not

                                    assigned to Non-Participants.


                           ELp and EL are as defined in Section 14.1(b).


14.2     Obligation to Bid or Schedule, and Right to Receive Energy, Operating
         ---------------------------------------------------------------------
         Reserve and Automatic Generation Control.
         ----------------------------------------

         (a)      A Participant which has Energy Entitlements shall submit to or have on file with the System Operator, in accordance with the market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the

                  Participants Committee thereafter, one or more bids for the

                  Energy Entitlements for which the Participant is permitted to bid specifying the Bid Price at which it will furnish Energy through NEPOOL to other Participants under this Agreement or to Non-Participants for ancillary services under the Tariff,

                  or pursuant to arrangements with Non-Participants entered into under Section 14.6, except to the extent such Entitlements are scheduled by the Participant consistent with Section 14.2(d).


         (b)      A Participant which has Operating Reserve Entitlements or AGC

                  Entitlements shall also submit to or have on file with the

                  System Operator, in accordance with the market operation rules approved by the  Markets Committee prior to the activation of the Participants Committee or the Participants Committee

                  thereafter, one or more bids for each such Entitlement for which the Participant is permitted to bid specifying the Bid

                  Prices at which it will furnish 10-Minute Spinning Reserve,

                  10-Minute Non-Spinning Reserve, 30-Minute Operating Reserve

                  and/or AGC through NEPOOL to other Participants under this

                  Agreement or to Non-Participants for ancillary services under the Tariff, except to the extent such Entitlements are

                  scheduled by the Participant consistent with Section 14.2(d).



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 172



         (c)      Except as emergency circumstances may result in the System

                  Operator requiring load curtailments by Participants, each

                  Participant shall be entitled to receive from the other

                  Participants (or from the service made available from

                  Non-Participants pursuant to arrangements entered into

                  under Section 14.6) such amounts, if any, of Energy, Operating

                  Reserve, and AGC as it requires and Non-Participants shall be entitled to receive from Participants the amount of ancillary services to which they are entitled pursuant to the Tariff.

                  If, for any hour, load curtailments are required, the amount that Participants and Non-Participants with shortages are

                  entitled to receive shall be proportionally reduced by the

                  System Operator in a fair and non-discriminatory manner in light of the circumstances.


         (d)      All  Bid  Prices  for  Entitlements   shall  be  submitted  in

                  accordance with market operation rules approved by the Markets

                  Committee   prior  to  the  activation  of  the   Participants

                  Committee or the Participants  Committee thereafter.  If a Bid

                  Price is not submitted for any such Entitlement, the Bid Price shall be deemed  to be zero.  For a  generating  unit in which there are multiple Entitlement  holders,  only one Participant shall be


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 173



                  permitted to submit Bid Prices for Energy,  Operating  Reserve and/or  AGC  Entitlements  for  such  unit  or to  direct  the scheduling of the unit for any Scheduled  Dispatch Period. The

                  Entitlement  holders  in each unit with  multiple  Entitlement holders  shall  designate  a single  Participant  that will be permitted to submit Bid Prices and/or to direct the scheduling of the unit.  In the event that more than one  Participant  is designated,  or if the Entitlement  holders do not designate a single  Participant,  then Bid  Prices  for the unit  shall be based  on  its  replacement  cost  of  fuel,  which  shall  be

                  furnished   to  the  System   Operator   by  the   Participant

                  responsible for furnishing such  information as of December 1,

                  1996. Further, any schedules for the unit will be submitted to the  System  Operator  by such  Participant.  Nothing  in this

                  Agreement  shall affect the rights of any  Entitlement  holder under the  contractual  arrangements  among  such  Entitlement holders relating to the unit.


                  Prior  to  the  Third  Effective  Date,  Bid  Prices  must  be submitted  for the  next  Scheduled  Dispatch  Period  for all

                  Energy,  Operating  Reserve and AGC Entitlements in generating unit  or  units  and  Energy  Entitlements  pursuant  to  Firm

                  Contracts or System Contracts which may be scheduled



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 174



                  by the buyer in accordance  with Section 14.7(b) no later than noon on the  preceding  day or such later time as is specified

                  in  the  market   operation  rules  approved  by  the  Markets

                  Committee   prior  to  the  activation  of  the   Participants

                  Committee or the  Participants  Committee  thereafter.  On and after the  Third  Effective  Date,  such Bid  Prices  shall be submitted  for each hour of the day and the notice  period for such Bid Prices  shall be reduced to one hour or such  shorter time as the System  Operator  determines  from time to time is practical while maintaining  reliability and meeting its other obligations  to the  Participants,  except  that  such  notice period shall be longer than one hour if and to the extent that the System Operator reasonably  determines that such notice is the shortest notice that is technically  feasible at that time to maintain  reliability and meet its other obligations to the

                  Participants.   The   System   Operator   shall   notify   the

                  Participants  following  its  receipt of all Bid Prices of the expected  dispatch  schedule for the next  Scheduled  Dispatch

                  Period.  The System  Operator shall reduce the notice required for Bid Prices and the applicable Scheduled Dispatch Period to the minimum time  technically and  practically  feasible while maintaining  reliability and meeting its other  obligations to the Participants.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 175



                  Energy,   Operating  Reserve  and/or  AGC  Entitlements  in  a

                  generating unit or units may also be scheduled directly by the

                  Participants   permitted   to  submit   Bid  Prices  for  such

                  Entitlements, but only in accordance with this Section 14.2(d)

                  and market  operation rules approved by the Markets  Committee prior to the activation of the  Participants  Committee or the

                  Participants Committee thereafter consistent herewith. Subject to the  right of the  System  Operator  to direct  changes  to schedules in order to ensure reliability in the NEPOOL Control

                  Area or any neighboring control area, a Participant  permitted to bid its Energy,  Operating Reserve, and/or AGC Entitlements

                  in a  generating  unit or units,  or  required  to make Energy deliveries,  may  submit  an  hour-to-hour  schedule  for  the operation or dispatch of such Entitlements  during a Scheduled

                  Dispatch  Period at or before  the time  that Bid  Prices  are required to be submitted for such period.  In addition,  prior to the Third Effective Date, a Participant  permitted to bid a unit or units  may  submit  a  short-notice  schedule  for the operation  or dispatch  of any or all of the Energy  available from such unit or units  during the  current  or a  subsequent

                  Scheduled  Dispatch Period  following the time that the System

                  Operator  notifies  the  appropriate   Participants  of  their

                  expected


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 176



                  Entitlement  commitments for that Scheduled  Dispatch  Period;

                  provided  that,  for  each  such  short-notice  schedule,  the
                  --------------
                  Participant  has not been advised by the System  Operator that the Energy,  Operating  Reserve or AGC  Entitlements  from the unit  or  units  covered  by the  Participant's  schedule  are expected to be used during the  Scheduled  Dispatch  Period to

                  meet  the  region's  Energy,   Operating  Reserve  and/or  AGC

                  requirements,   and  provided  further  that  the  Participant
                                       -----------------------
                  short-notice  schedule  is  only  to  facilitate  transactions during such period from  resources or to load located  outside the  NEPOOL  Control  Area;  and  provided  further  that such
                                                    -----------------------
                  schedule  is  furnished  at least one hour in  advance  of the start of the transaction.  In addition,  a Participant may, on the same short notice,  schedule  System  Contracts  with Non-

                  Participants  from resources or to load located outside of the

                  NEPOOL Control Area.


14.3     Amount of Energy, Operating Reserve and Automatic Generation Control
         --------------------------------------------------------------------
         Received or Furnished.
         ---------------------

         (a)      For purposes of Sections 14.4, 14.5, and 14.8, the amount of

                  Energy which a Participant is deemed to receive or furnish in any hour shall be


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 177



                  the amount of its  Adjusted Net  Interchange.  If the Adjusted

                  Net Interchange is negative,  the Participant  shall be deemed to be  receiving  Energy  in the  hour.  If the  Adjusted  Net

                  Interchange is positive, the Participant shall be deemed to be furnishing Energy in the hour.



         (b)      For purposes of Sections 14.4, 14.5, and 14.9, prior to the

                  Third Effective Date:  the amount of each category of

                  Operating Reserve which a Participant is deemed to receive in any hour is the Kilowatts of such Operating Reserve assigne to the Participant for the hour under Section 14.1(b) less any
                                                                        ----
                  Kilowatts provided in the hour by the Participant in

                  accordance with the market operation rules approved by the

                  Markets Committee prior to the activation of the Participants

                  Committee or the Participants Committee thereafter to meet any

                  Operating Reserve requirements that were specifically assigned to it and not shared by all Participants; the amount of

                  Operating Reserve of each category that the Participant is deemed to have furnished under the Agreement in the hour is the amount of such Operating Reserve designated by the System

                  Operator to be provided in the hour by the Participant's

                  applicable Operating Reserve Entitlements, minus any
                                                             -----

Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 178

                  Kilowatts  used in the hour by the  Participant  in accordance with the market operation rules to meet any Operating  Reserve requirements  that were  specifically  assigned  to it and not shared by all  Participants.  For  purposes of Sections  14.4,

                  14.5,  and 14.9, on and after the Third  Effective  Date,  the

                  amount  of  each   category  of  Operating   Reserve  which  a

                  Participant  is deemed to have  received or  furnished  in any hour is the difference between the Kilowatts of such Operating

                  Reserve assigned to the Participant for the hour under Section

                  14.1(b) and the Kilowatts of such Operating Reserve designated by the  System  Operator  to be  provided  in the  hour by the

                  Participant's applicable Operating Reserve Entitlements.


         (c)      For purposes of Sections 14.4,  14.5, and 14.10,  prior to the

                  Third Effective Date, the amount of AGC which a Participant is deemed to have  received in an hour is the AGC assigned to the

                  Participant for the hour under Section 14.1(c), and the amount a Participant  is deemed to have  furnished in the hour is the

                  AGC  designated  by the System  Operator to be provided in the hour by the Participant's  AGC  Entitlements.  For purposes of

                  Sections 14.4, 14.5, and 14.10, on and


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 179



                  after  the Third  Effective  Date,  the  amount of AGC which a

                  Participant is deemed to have received or furnished in an hour is the difference  between the AGC assigned to the Participant for the hour under Section  14.1(c) and the AGC  designated by the  System  Operator  to be  provided  in  the  hour  by  the

                  Participant's AGC Entitlements.


14.4    Payments by Participants Receiving Energy Service, Operating Reserve and
        ------------------------------------------------------------------------
        Automatic Generation Control.
        ----------------------------

         (a)      For every hour in which a Participant's Adjusted Net

                  Interchange is negative, the number of megawatthours of its

                  Energy deficiency shall be computed and the Participant shall pay for the hour the product of its total megawatthours of deficiency and the Energy Clearing Price applicable for the hour as determined in accordance with Section 14.8, together with any applicable uplift charges assessed to the Participant under Sections 14.14 and 14.15 of this Agreement and Section

                  24 of the Tariff  and any applicable fees for services

                  assessed pursuant to Section 19.2.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 180



         (b)      For every hour in which a Participant is deemed to receive

                  Operating Reserve of any category in accordance with Section

                  14.3(b), the number of Kilowatts it is deemed to receive for the hour in each category shall be computed.  The Participant shall pay therefor for the hour any applicable uplift charge assessed under Section 14.15 and any applicable fees for

                  services assessed pursuant to Section 19.2 plus the product of
                                                             ----
                  (i) the aggregate amount paid to Participants for that

                  category of Operating Reserve for the hour pursuant to Section

                  14.5(b) and (ii) a fraction of which the numerator is the

                  Kilowatts of that category of Operating Reserve deemed under

                  Section 14.3(b) to have been received by the Participant for the hour and the denominator is the aggregate Kilowatts of that category of Operating Reserve deemed under Section

                  14.3(b) to have been received by all Participants for the

                  hour.


         (c)      For every hour in which a Participant  is deemed under Section

                  14.3(c)  to have  received  AGC,  the  amount  it is deemed to receive  shall  be  computed  and the  Participant  shall  pay therefor any applicable  uplift charge  assessed under Section

                  14.15 and any applicable fees for services  assessed  pursuant to Section 19.2 plus the product of (i) the aggregate


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 181



                  amount paid to  Participants  for AGC for the hour pursuant to

                  Section  14.5(c) and (ii) a fraction of which the numerator is the AGC the  Participant  is deemed under  Section  14.3(c) to have  received  for  the  hour  and  the  denominator  is  the aggregate  amount of AGC all  Participants  are  deemed  under

                  Section 14.3(c) to have received for the hour.


14.5     Payments to Participants Furnishing Energy Service, Operating Reserve,
         ----------------------------------------------------------------------
         and Automatic Generation Control.
         --------------------------------

         (a)      Subject to the provisions of Section 14.12, a Participant that is deemed in an hour to furnish Energy service to other

                  Participants pursuant to Section 14.3, or to Non-Participants for ancillary services under the Tariff or pursuant to

                  arrangements entered into under Section 14.6, shall receive for each megawatthour furnished by it the Energy Clearing

                  Price for the hour determined in accordance with Section 14.8 or the Bid Price for that megawatthour, if higher than the

                  Energy Clearing Price and the unit is either within the Energy

                  Clearing Price Block (as defined in Section 14.8(c)) or is operated out of merit if such higher Bid Price is

                  appropriately paid pursuant to market operation rules

                  governing out-of-merit generation approved by the Markets

                  Committee prior to the activation of the Participants

                  Committee or the Participants Committee thereafter.  In

                  addition, to the extent that the System Operator reduces

                  Energy production from a generating unit or units in order to provide VAR support, Participants with Entitlements in such unit or units may receive their lost opportunity costs if and to the extent provided for by market operation rules approved by the Markets Committee prior to the activation of the

                  Participants Committee or the Participants Committee

                  thereafter.


         (b)      A Participant  that is deemed in an hour to furnish  Operating

                  Reserve under the Agreement shall receive for each Kilowatt of each  category  of  Operating  Reserve  furnished  by  it  the applicable  Operating  Reserve  Clearing  Price as defined and determined in accordance with Section 14.9 or the Bid Price to provide such  Kilowatt,  if higher than the Operating  Reserve

                  Selling Price for the hour.


         (c)      A  Participant  that is deemed in an hour to furnish AGC under the Agreement shall receive  therefor an amount  calculated as follows:


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 182



                  (i)      the AGC Clearing Price for the hour as defined and

                           determined in accordance with Section 14.10, times
                                                                        -----
                           the change in AGC output of the Participant's AGC

                           Entitlements which the System Operator requested in

                           the hour, times an appropriate unit conversion factor
                                     -----
                           as determined in accordance with market operation

                           rules approved by the Markets Committee prior to the

                           activation of the Participants Committee or the

                           Participants Committee thereafter; plus
                                                              ----


                  (ii)     an AGC  reservation  payment for each AGC Entitlement

                           that the System  Operator  designated  for AGC in the

                           hour  calculated  as (A) the AGC  Clearing  Price  in

                           effect  for the hour,  times (B) the level of AGC the
                                                  -----
                           System  Operator  determines  to be  available in the

                           hour from the  Entitlement,  times (C) the portion of
                                                        -----
                           the  hour  during  which  the  System   Operator  had

                           designated the Entitlement for AGC; plus
                                                               ----

                  (iii)    a payment that compensates the Participant for its

                           lost opportunity cost, if any, for the operation of

                           the generating unit


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 183



                           or  combination  of units  designated  for AGC in the

                           hour  below the  desired  level of output in order to

                           provide AGC, as determined in accordance  with market

                           operation  rules  approved by the  Markets  Committee

                           prior to the activation of the Participants Committee

                           or the Participants Committee thereafter.


14.6     Energy Transactions with Non-Participants.
         -----------------------------------------

         (a)      The Participants Committee is authorized to enter into

                  contracts on behalf of and in the names of all Participants

                  (i) with power pools or other entities in one or more other control areas to purchase or furnish emergency Energy (and related services) that is available for the System Operator to schedule in order to ensure reliability in the NEPOOL Control

                  Area or neighboring control areas, and (ii) with Non-

                  Participants pursuant to which ancillary services will be

                  provided by the Participants pursuant to the Tariff.  The

                  terms of any such contractual arrangement shall not require the furnishing of emergency service to any other control area until the service needs of all Participants have been

                  provided for with the least expensive resources practicable.

                  Energy


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 184



                  purchased in any hour from  Non-Participants  under a contract entered into pursuant to this Section  14.6(a) shall be deemed to be furnished to, and paid for by, Participants  entitled to or requiring  such Energy in the hour pursuant to this Section

                  14 at the higher of the Energy  Clearing Price for the hour or the price paid to the Non-Participant for the Energy.


         (b)      The Participants Committee is authorized to provide for the day-to-day scheduling through the System Operator of the HQ

                  Phase II Firm Energy Contract, in accordance with the HQ Use

                  Agreement, as if the Contract were a contract covering Energy transactions with a Non-Participant entered into pursuant to

                  Section 14.6(a).  The HQ Phase II Firm Energy Contract shall not be deemed a Firm Contract for purposes of this Agreement.

                  Energy received in an hour from Hydro-Quebec pursuant to the

                  HQ Energy Banking Agreement, and Energy purchased in any hour from Hydro-Quebec pursuant to the HQ Phase II Firm Energy

                  Contract or any other HQ Contract shall be deemed to be Energy furnished to each Participant entitled to such Energy for the hour in the amount reflected for the Participant in the System

                  Operator's scheduling of


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 185



                  Energy deliveries in the hour from  Hydro-Quebec;  except that
                                                                     -----------
                  emergency  Energy  received  from  Hydro-Quebec  under  the HQ

                  Interconnection   Agreement  shall  be  deemed  to  be  Energy

                  provided to (and shall be paid for by) Participants  requiring such emergency  Energy in the hour. The System  Operator shall schedule such Energy deliveries to accommodate, to the maximum extent  possible,  the  schedule  of  Energy  deliveries  from

                  Hydro-Quebec  requested by the  Participant.  The Participants deemed to have  received  such Energy  shall pay  therefor the higher  of  the  Energy  Clearing  Price  (together  with  any applicable uplift charges under Sections 14.14 and/or 14.15 of this  Agreement  and/or  Section  24 of  the  Tariff  and  any

                  applicable  fees for  services  assessed  pursuant  to Section

                  19.2) or the price paid to Hydro-Quebec  for the Energy (or in the  case of  Energy  received  under  the HQ  Energy  Banking

                  Agreement, the price paid for the related Energy deliveries to

                  Hydro- Quebec under the  Agreement  and any amount  payable to

                  Hydro-Quebec with respect to the transaction).



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 186



14.7     Participant Purchases Pursuant to Firm Contracts and System Contracts.
         ---------------------------------------------------------------------

         (a)      For Firm Contracts and System Contracts, the treatment of

                  Installed Capability, Energy, Operating Reserve and AGC

                  between the seller and the purchaser in determining their

                  respective responsibilities and Entitlements shall be as

                  agreed between the parties and reported to the System Operator in accordance with market operation rules approved by the

                  Markets Committee prior to the activation of the Participants

                  Committee or the Participants Committee thereafter.  If and to the extent necessary to implement the agreement between the parties, such market operation rules, upon approval by the

                  Participants Committee, shall supersede the provisions of th

                  Agreement that otherwise apply for determination of the

                  respective responsibilities and Entitlements of the parties.


         (b)      In the event a  Participant  has the right to receive  Energy,

                  Operating  Reserve and/or AGC from a  Non-Participant  under a

                  System  Contract or a Firm  Contract,  such Contract  shall be treated as nearly as  possible  as if it were a Unit  Contract for an Energy Entitlement, Operating Reserve


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 187



                  Entitlement  and/or AGC Entitlement,  as applicable,  provided
                                                                        --------
                  that, in the case of Energy,  Operating  Reserve,  and/or AGC,
                  ----
                  the System Contract or Firm Contract permits the scheduling of deliveries of such Energy,  Operating Reserve and/or AGC to be subject  in  whole or part to  central  dispatch  through  the

                  System  Operator in  accordance  with market  operation  rules approved by the Markets  Committee  prior to the activation of the  Participants  Committee  or  the  Participants  Committee

                  thereafter.


14.8     Determination of Energy Clearing Price.  For each hour, the System
         --------------------------------------
         Operator shall determine the Energy Clearing Price as follows:

         (a)      The  System  Operator  shall  rank in the  order of  lowest to highest (i) the Dispatch Prices derived from the Bid Prices to furnish  Energy in the hour and (ii) the cost to NEPOOL of any

                  Energy received from  Non-Participants in the hour pursuant to contracts referenced in Section 14.6.


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original          Revised Sheet No. 188



         (b)      The Energy Clearing Price shall be the weighted average of the

                  Dispatch Prices (or NEPOOL cost) of the "Energy Clearing Price

                  Block" as defined in the next sentence.  The Energy Clearing

                  Price Block shall be identified for each hour in accordance with market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the

                  Participants Committee thereafter to reflect those resources with the highest Dispatch Prices or NEPOOL cost that were

                  centrally dispatched by the System Operator for Energy deemed to have been furnished to the Participants, excluding

                  resources that were dispatched out of merit as determined in accordance with market operation rules approved by the Markets

                  Committee prior to the activation of the Participants

                  Committee or the Participants Committee thereafter.


14.9     Determination of Operating Reserve Clearing Price.
         -------------------------------------------------

         (a)      For  each  hour  as  necessary,   the  System  Operator  shall

                  determine  the  Operating  Reserve  Clearing  Price  for  each category of Operating Reserve as follows:


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 189



                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatts  of the  applicable  category of  Operating

                           Reserve that are deemed  pursuant to Section  14.3(b)

                           to have been received by Participants for the hour.


                  (ii)     For 10-Minute Non-Spinning Reserve and 30-Minute

                           Operating Reserve, the System Operator shall rank in

                           the order of lowest to highest the Bid Prices of the

                           resources designated by the System Operator for that

                           category of Operating Reserve for the hour.  The

                           applicable Operating Reserve Clearing Price for

                           10-Minute Non-Spinning Reserve or 30-Minute Operating

                           Reserve shall be the weighted average of the highest

                           Bid Prices for the 1000 Kilowatts (or such other

                           number as may be specified by the Markets Committee

                           prior to the activation of the Participants Committee

                           or the Participants Committee thereafter) of that

                           category of Operating Reserve that are designated by

                           the System Operator for use in the hour.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 190



                  (iii)    For 10-Minute Spinning Reserve the System Operator

                           shall rank in order of lowest to highest the

                           10-Minute Spinning Reserve Lost Opportunity Prices

                           (as defined in Section 14.9(b)) of the resources

                           designated by the System Operator for the hour.  The

                           Operating Reserve Clearing Price for 10-Minute

                           Spinning Reserve shall be the weighted average for

                           the 1000 Kilowatts (or such other number as may be

                           specified by the Markets Committee prior to the

                           activation of the Participants Committee or the

                           Participants Committee thereafter) of the highest

                           10-Minute Spinning Reserve Lost Opportunity Prices

                           for the hour of the Entitlements that were designated

                           by the System Operator for use in the hour.


         (b)      The System  Operator  shall  determine  a  10-Minute  Spinning

                  Reserve  Lost  Opportunity  Price  for  each  hour  for use in determining the Operating Reserve Clearing Price for 10-Minute

                  Spinning  Reserve.  For the  purposes  of  Section  14.9,  the

                  10-Minute  Spinning  Reserve  Lost  Opportunity  Price  for  a

                  Participant's resource shall be the amount by which the Energy

                  Clearing Price for the hour exceeds the resource's


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 191



                  Dispatch price (not less than zero), plus the Bid Price in the
                                                       ----
                  hour for each resource to provide 10-Minute Spinning Reserve.


14.10    Determination of AGC Clearing Price. For each hour, the System Operator
         -----------------------------------
         shall determine the AGC Clearing Price. The AGC Clearing Price shall be the weighted average "AGC Capability Price" for the "AGC Clearing Price

         Block," as both terms are defined below in this Section 14.10.  The AGC

         Capability  Price for each hour for each AGC Entitlement  designated by the System Operator to provide AGC in the hour shall be a cost per unit of AGC capability  based on the Bid Price for the  Entitlement  for the hour  divided  by the  amount  of AGC  available  in the hour from that

         Entitlement.  The AGC Clearing  Price Block shall be  identified by the

         System Operator for each hour in accordance with market operation rules approved  by the  Markets  Committee  prior  to the  activation  of the

         Participants  Committee or the  Participants  Committee  thereafter  to reflect  those AGC  resources  with the  highest  Bid Prices  that were designated  by the System  Operator to provide AGC in the hour and were

         deemed   pursuant  to  Section   14.3(c)  to  have  been   received  by

         Participants for the hour.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 192



14.11    Funds to or from which Payments are to be Made.
         ----------------------------------------------

         (a)      All payments for Energy,  Operating  Reserves or AGC furnished or received,  all uplift charges paid pursuant to this Section

                  14 of this  Agreement  and Section 24 of the  Tariff,  and all fees for  services  paid  pursuant  to Section  19.2,  and any payments by  Non-Participants  for  ancillary  services  under

                  Schedules  2-7 to  the  Tariff  or  pursuant  to  arrangements referenced  in Section  14.6,  shall be  allocated  each month through the Pool Interchange Fund as follows:


                  Step  One.  For each  week in which  Energy  is  delivered  or
                  ---------
                  received under the HQ Energy Banking  Agreement,  all payments with respect to  transactions  under that  Agreement  shall be made  to or from  the  Energy  Banking  Fund  provided  for in

                  Section 14.11(b).


                  Step Two. (i) For each week in which Pre-Scheduled  Energy (as
                  --------
                  defined  in the HQ  Phase  I  Energy  Contract)  is  purchased pursuant  to the HQ Phase I  Energy  Contract,  the  aggregate amount  which is paid  pursuant  to Section  14.6(b)  for such

                  Energy by each Participant which is a


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 193



                  participant  in the  Phase I  arrangements  with  Hydro-Quebec shall be determined and paid on the Participant's account into the Phase I Savings Fund.


                  (ii) For each week in which  Energy is  purchased  pursuant to the HQ Phase II Firm Energy  Contract,  the  aggregate  amount which is paid  pursuant to Section  14.6(b) for such Energy by each  Participant  which  is a  participant  in the  Phase  II arrangements with Hydro-Quebec shall be determined and paid on the Participant's account into the Phase II Savings Fund.


                  Step  Three.  For  each  week in  which  Other  HQ  Energy  is
                  -----------
                  purchased pursuant to the HQ Phase I Energy Contract or Energy is purchased pursuant to the HQ Interconnection Agreement, the aggregate  amount paid  pursuant  to Section  14.6(b) for such

                  Energy shall be  determined  for each  Participant  which is a participant  in the  Phase I or  Phase  II  arrangements  with

                  Hydro-Quebec.  Such  amount  shall be  allocated  between  the

                  Participant's  share  of the  Phase  I  Savings  Fund  and the

                  Participant's share of the Phase II Savings Fund created under the HQ

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 194



                  Use  Agreement  in the  same  ratio  as (A) the sum of (x) the number  of  kilowatthours  of Other  HQ  Energy  deemed  to be purchased  by the  Participant  during the week and (y) the HQ

                  Phase I Percentage of the number of kilowatthours deemed to be purchased  by the  Participant  under  the HQ  Interconnection

                  Agreement  during  the  week,  bears  to (B) the HQ  Phase  II

                  Percentage of the number of kilowatthours  purchased under the

                  HQ Interconnection Agreement during the week.


                  Step Four. The balance  remaining in the Pool Interchange Fund
                  --------
                  after  Steps One  through  Three shall be retained in the Pool

                  Interchange Fund for the month and shall be used and disbursed after each month in the following order:


                  (i)      (A)  amounts  owed to  Non-Participants  (other  than

                           Hydro-Quebec) for the month  under contracts  entered

                           into with them  pursuant to Section  14.6(a) shall be

                           paid,  and (B) amounts owed to  Hydro-Quebec  for the

                           month for Energy  deemed to be furnished  pursuant to

                           Section  14.6(b)  to   Participants   which  are  not

                           participants  in the Phase I or Phase II arrangements

                           with

Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 195



                           Hydro-Quebec  shall be paid  and,  in the  event  the

                           price paid by any such Participant for such Energy is

                           the Energy Clearing Price, the excess, if any, of the

                           Energy   Clearing  Price  over  the  amount  owed  to

                           Hydro-Quebec shall be paid to the Participant;


                  (ii)     amounts paid by Participants for applicable fees for

                           services assessed pursuant to Section 19.2 shall be

                           used to reduce NEPOOL expenses; and


                  (iii)    amounts owed to  Participants  for the month pursuant

                           to Section 14.5 shall then be paid.


         (b)      HQ Energy Banking Fund.  All amounts allocated to the HQ
                  ----------------------
                  Energy Banking Fund for each month shall be used and disbursed as follows:


                  (i)      Participants  which  furnish  Energy for  delivery to

                           Hydro-Quebec  under the HQ Energy  Banking  Agreement

                           shall receive therefor from their share of the Energy

                           Banking Fund the amount to


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 196



                           which they are entitled for such service in accordance with Section 14.5.

                  (ii)     amounts required to be paid to Hydro-Quebec under the

                           HQ Energy Banking Agreement shall be paid from the

                           shares of the Fund of the Participants engaging in

                           transactions under the HQEnergy Banking Agreement for

                           the month in accordance with their respective

                           interests in the transactions for the month.  If

                           there is not enough in any such share, the

                           Participants with the deficient shares shall be

                           billed and pay into their shares of the Fund the

                           amounts required for payments to Hydro-Quebec.


                  (iii)    subject to the remaining  provisions of this Section,

                           at the end of each  month any  balance  remaining  in

                           each  Participant's  share of the HQ  Energy  Banking

                           Fund shall (I) in the case of any  Participant  which

                           is not a  participant  in the  Phase  I or  Phase  II

                           arrangements  with  Hydro-Quebec,  be  paid  to  such

                           Participant,  and (II) in the case of any Participant

                           which  is a  participant  in the  Phase I or Phase II

                           arrangements with Hydro-Quebec, be paid to


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 197



                           the Escrow  Agent  under the HQ Use  Agreement  to be

                           held and  disbursed by it through the Phase I Savings

                           Fund and Phase II Savings Fund  created  under the HQ

                           Use  Agreement,  and shall be  allocated  between the

                           Participant's share of said Funds as follows:


                           (A)      the balance  remaining in the  Participant's

                                    share of the HQ Energy  Banking Fund for the

                                    month  shall be  divided  by the  number  of

                                    kilowatthours  deemed to be  received by the

                                    Participant  under  the  HQ  Energy  Banking

                                    Agreement  during the month to  determine an

                                    average savings amount

                                    per kilowatthour;


                           (B)      for any hour  during  the month in which the

                                    number of  kilowatthours  received by NEPOOL

                                    under  the  HQ  Energy   Banking   Agreement

                                    exceeded the HQ Phase I Transfer Capability,

                                    an  amount  equal  to (A) the  Participant's
                                                ---------
                                    share of the  excess  of (1) the  number  of

                                    kilowatthours received over (2) the HQ Phase

                                    I Transfer Capability times (B) the
                                                          -----

Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 198


                                    average  savings  amount  per   kilowatthour

                                    determined  for that  Participant  under (i)

                                    above  shall be  allocated  to the  Phase II

                                    Savings Fund; and


                           (C)      the remaining  balance of the  Participant's

                                    share of the HQ Energy  Banking Fund for the

                                    month  shall  be  allocated  to the  Phase I

                                    Savings Fund.


                           It is recognized  that, in view of the time which may

                           elapse  between  the  delivery  of  Energy  to  or by

                           Hydro-Quebec in an Energy Banking  transaction  under

                           the HQ Energy Banking Agreement and the return of the

                           Energy,  the  amounts  of  Energy  delivered  to  and

                           received  from  Hydro-Quebec,  after  adjustment  for

                           losses,  may  not  be in  balance  at  the  end  of a

                           particular month.


                           Further,  if as of the  end of any  month  and  after

                           adjustment  for  electrical  losses,  the  cumulative

                           amount  of  Energy  so  received  from   Hydro-Quebec

                           exceeds the amount so delivered, the


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 199



                           aggregate  amount paid by Participants for the excess

                           Energy  pursuant to Section  14.6(b) shall be paid to

                           the Energy  Banking Fund.  The Escrow Agent under the

                           HQ Use  Agreement  shall hold and invest these funds.

                           On the return of the excess  Energy to  Hydro-Quebec,

                           the  amount  so held by the  Escrow  Agent  shall  be

                           repaid to Hydro-Quebec and Participants in accordance

                           with the Energy Banking Agreement.


         (c)      Phase I HQ Savings Fund.The aggregate amount allocated to each
                  -----------------------
                  Participant's share of the Phase I HQ Savings Fund for each month shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for Energy furnished under the Phase

                  I HQ Energy Contract and the HQ Phase I Percentage of the

                  amount owed to it for the month for Energy furnished to the

                  Participants under the HQ Interconnection Agreement.  The

                  balance of the amount allocated to the Fund for the month

                  shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase I HQ Savings

                  Fund created thereunder in accordance with each Participant's contribution to such balance.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 200



         (d)      Phase II HQ Savings Fund.  The aggregate amount allocated to
                  ------------------------
                  the Phase II HQ Savings Fund for each month shall be used,

                  first, to pay to Hydro-Quebec the amount owed to it for the month for Energy deemed to be furnished to the Participant under the Phase II HQ Firm Energy Contract and the HQ Phase II

                  Percentage of the amount owed to it for the month for Energy deemed to be furnished to the Participant under the HQ

                  Interconnection Agreement.  The balance of the amount

                  allocated to the Fund for the month shall be paid to the

                  Escrow Agent under the HQ Use Agreement to be held and

                  disbursed by it through the Phase II HQ Savings Fund created thereunder in accordance with each Participant's contribution to such balance.


14.12    Development of Rules Relating to Nuclear and Hydroelectric Generating
         ---------------------------------------------------------------------
        Facilities, Limited-Fuel Generating Facilities, and Interruptible Loads.
        ------------------------------------------------------------------------

         It is recognized  that the central  dispatch of Energy  available  from

         nuclear   generating   facilities  and  from  pondage  associated  with

         hydroelectric generating facilities and from interruptible loads and of pumping Energy for pumped storage  hydroelectric  generating facilities and other limited-fuel  generating facilities involves special problems which must be resolved to assure fair and


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 201



         non-discriminatory  treatment of  Participants  having  Entitlements in such generating  facilities or having such  interruptible  loads or any other  Participants  involved in such  transactions.  Accordingly,  the

         Markets  Committee shall analyze such special problems and recommend to

         the  Participants   Committee  for  approval   appropriate   rules  for

         dispatching  such facilities  (including,  but not limited to, bids for dispatchable pumping load at pumped storage  facilities),  for handling such interruptible  loads and for paying for Energy,  Operating Reserve and AGC involved in such  transactions  on a basis  consistent with the principles  underlying  this  Section  14;  and  upon  approval  by the

         Participants  Committee  such rules shall  supersede the  provisions of

         Sections 12 and 14 to the extent of any conflict.


14.13    Dispatch and Billing  Rules During Energy  Shortages.  It is recognized
         ----------------------------------------------------
         that  Energy  shortages  can result in special  problems  which must be resolved to assure that dispatch and billing  provisions do not prevent achievement of the objectives  specified in Section 13.4.  Accordingly,

         the Markets Committee shall analyze such special problems and recommend to the  Participants  Committee for approval  appropriate  dispatch and billing  rules to be  applied  during  periods  when  the  Participants

         Committee determines that there is, or is anticipated to


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 202



         be, an Energy shortage which adversely affects the bulk power supply of the NEPOOL Control Area and any adjoining areas served by Participants.

         Upon approval by the Participants Committee, such rules shall supersede the economic  dispatch and billing  provisions of this Agreement to the extent  of any  conflict  therewith  for the  duration  of such  Energy shortage period.


14.14    Congestion Uplift.
         -----------------

         (a)      It shall be the responsibility of the Participants Committee to review prior to January 1, 2000 the Congestion Costs

                  incurred with the new market arrangements contemplated by

                  Section 14 of this Agreement and with retail access, and to determine whether subsection (b) of this Section, together with an amendment specifying the rights of Participants

                  and Non-Participants across a constrained interface within the

                  NEPOOL Control Area and to make other necessary or appropriate changes in subsection (b), all of the provisions of which

                  shall be considered for modification, or some other modified or substitute provision dealing with the allocation of

                  Congestion Costs in a constrained transmission area, should be made effective on March 1, 2000 and after the preparation of necessary implementing rules and computer software or


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 203



                  on an earlier or later  effective  date.  If the  Participants

                  Committee  determines  that  such a  provision  should be made effective, it shall recommend to the Participants any required amendment  to the  Agreement  and/or the Tariff and a schedule for  implementation  which will permit sufficient time for the development of necessary rules and computer  software.  If the

                  Participants   Committee   is   unable  to  agree  on  such  a

                  determination  prior to  January  1, 2000 any  Participant  or group  of  Participants  may  propose  such an  amendment  and schedule in a filing with the Commission.


         (b)      Commencing on the earlier of June 1, 2000 or the beginning of the first calendar month sixty (60) days after the filing of an amendment to the Agreement and/or the Tariff by the

                  Participants Committee, any Participant or group of

                  Participants, but subject to the adoption of an amendment

                  specifying the rights of Participants and Non-Participants across constrained interfaces within the NEPOOL Control Area and making other necessary or appropriate changes in the

                  language of this subsection (b), and the preparation of

                  necessary implementing rules and computer software, (or on such earlier or later date as is fixed by the


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 204



                  Participants  Committee in accordance  with  subsection (a) of this Section),  whenever limitations in available transmission capacity in any hour require that the System Operator dispatch out-of-merit resources that are bid by the Participants in any area which is determined to be a constrained transmission area in  accordance  with market  operation  rules  approved by the

                  Regional   Market   Operations   Committee  and  the  Regional

                  Transmission  Operations  Committee prior to the activation of the  Participants  Committee  or  the  Participants  Committee

                  thereafter,  the  System  Operator  shall  determine  for  the constrained  transmission area the aggregate  Congestion Costs for the hour.


                  Such Congestion  Costs for each hour shall be allocated to and paid by  Participants  and  Non-Participants  as a  congestion uplift as follows:


                  (i)      In accordance with market operation rules approved by

                           the Regional Market Operations Committee and the

                           Regional Transmission Operations Committee prior to

                           the activation of the Participants Committee or the

                           Participants Committee thereafter, the System

                           Operator shall identify for each Participant and Non-

                           Participant the difference in megawatt hours, if any,

                           between (A) Electrical Load served by the Participant

                           or Non-Participant in the constrained area and

                           transactions by the Participant or Non-Participant

                           occurring in the hour which utilized the constrained

                           interface to move Energy through the constrained area

                           and (B) the Participant's or Non-Participant's

                           in-merit Energy Entitlements located in the

                           constrained area that were used in the hour to serve

                           such Electrical Load, taking into account Firm

                           Contracts and System Contracts between Participants

                           and electrical losses, if and as appropriate.


                  (ii)     The  System   Operator   shall   identify   for  each

                           Participant and Non-Participant  the  megawatt hours,

                           if  any,  of  the  rights  of  that   Participant  or

                           Non-Participant  to use the then  effective  transfer

                           capability across the constrained interface.


                  (iii)    The  System   Operator   shall   identify   for  each

                           Participant and Non-Participant  the  megawatt hours,

                           if any,  by which the amount  determined  pursuant to

                           clause   (i)   above   for   that    Participant   or

                           Non-Participant  exceeds  the amount  determined  for

                           that  Participant  or  Non-Participant   pursuant  to

                           clause (ii) above.  If the clause (i) amount  exceeds

                           the clause (ii) amount, the


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 205



                           Participant or  Non-Participant  shall be responsible

                           for paying a share of the aggregate  Congestion Costs

                           in    proportion    to    the     Participant's    or

                           Non-Participant's  share of the  aggregate  amount of

                           such    excesses    for    all    Participants    and

                           Non-Participants,  and such Congestion Costs shall be

                           included,  as a transmission  charge, in the Regional

                           Network Service,  Internal  Point-to-Point Service or

                           Through  or  Out   Service   charge,   whichever   is

                           applicable.


         (c)      As used in this Section  14.14,  the  "Congestion  Cost" of an out-of-merit resource for an hour means the product of (i) the difference  between its Dispatch Price and the Energy Clearing

                  Price for the hour, times (ii) the number of megawatt hours of out-of-merit generation produced by the resource for the hour.


14.15    Additional Uplift Charges.  It is recognized that the System Operator
         -------------------------
         may be required from time to time to dispatch resources out of merit for reasons other than those covered by Section 14.14 of this Agreement and Section 24 of the Tariff.  Accordingly, if and to the extent appropriate, feasible and practical,


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 206



         dispatch and  operational  costs shall be categorized  and allocated as uplift  costs  to  those  Participants  and  Non-Participants  that are responsible  for such costs.  Such  allocations  shall be determined in accordance  with market  operation  rules that are consistent with this

         Agreement and any applicable  regulatory  requirements  and approved by the Regional Market Operations Committee prior to the activation of the

         Participants Committee or the Participants Committee thereafter.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 207



                                    PART FOUR

                             TRANSMISSION PROVISIONS


                                   SECTION 15

                      OPERATION OF TRANSMISSION FACILITIES
                      ------------------------------------

15.1     Definition  of  PTF.  PTF  or  pool  transmission  facilities  are  the
         -------------------
         transmission  facilities  owned  by  Participants  rated 69 kV or above required to allow energy from significant  power sources to move freely on the New England transmission network, and include:


         1.       All  transmission  lines and  associated  facilities  owned by

                  Participants  rated 69 kV and  above,  except  for  lines  and associated  facilities that  contribute  little or no parallel capability  to the NEPOOL  Transmission  System (as defined in the Tariff). The following do not constitute PTF:


                  (a)      Those lines and associated facilities which are

                           required to serve local load only.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 208



                  (b)      Generator   leads,   which  are   defined  as  radial

                           transmission  from a  generation  bus to the  nearest

                           point on the NEPOOL Transmission System.


                  (c)      Lines that are normally operated open.


         2.       Parallel  linkages in network  stations owned by  Participants

                  (including substation facilities such as transformers, circuit breakers and associated  equipment)  interconnecting the lines which constitute PTF.


         3.       If  a   Participant   with   significant   generation  in  its

                  transmission  and  distribution  system  (initially  25 MW) is

                  connected  to  the  New  England   network  and  none  of  the

                  transmission facilities owned by the Participant qualify to be included  in PTF as defined  in (1) and (2)  above,  then such

                  Participant's connection to PTF will constitute PTF if both of the following requirements are met for this connection:


                           (a)      The connection is rated 69 kV or above.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 209



                           (b)      The connection is the principal transmission

                                    link between the Participant and the

                                    remainder of the New England PTF network.


                  4.       Rights of way and land owned by Participants required

                           for the installation of facilities which constitute

                           PTF under (1), (2) or (3) above.


                  The  Reliability  Committee shall review at least annually the status  of  transmission  lines  and  related  facilities  and determine  whether such  facilities  constitute  PTF and shall prepare  and keep  current  a  schedule  or  catalogue  of PTF facilities.


                  The  following  examples  indicate  the  intent  of the  above definitions:

                           (i)      Radial tap lines to local load are excluded.

                           (ii)     Lines which loop, from two geographically

                                    separate points on the NEPOOL Transmission

                                    System, the supply


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 210



                                    to a load bus from the NEPOOL Transmission

                                    System are included.


                           (iii)    Lines  which loop,  from two  geographically

                                    separate  points on the NEPOOL  Transmission

                                    System, the connections  between a generator

                                    bus and the NEPOOL  Transmission  System are

                                    included.


                           (iv)     Radial  connections  or  connections  from a

                                    generating station to a single substation or

                                    switching station on the NEPOOL Transmission

                                    System are excluded, unless the requirements

                                    of paragraph (3) above are met.


                  Transmission  facilities  owned  by  a  Related  Person  of  a

                  Participant which are rated 69 kV or above and are required to allow Energy from significant  power sources to move freely on the New England transmission network shall also constitute PTF provided (i) such Related  Person files with the  Secretary of the Participants Committee its consent to such treatment;  and

                  (ii) the Participants Committee determines that


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 211



                  treatment   of   the   facility   as   PTF   will   facilitate

                  accomplishment   of   NEPOOL's   objectives.   If  a  facility

                  constitutes  PTF  pursuant  to this  paragraph,  it  shall  be treated as "owned" by a Participant for purposes of the Tariff and the other provisions of Part Four of the Agreement.


15.2     Maintenance  and  Operation in Accordance  with Good Utility  Practice.
         ----------------------------------------------------------------------
         Each  Participant  which  owns or  operates  PTF or other  transmission

         facilities   rated  69  kV  or  above  shall,  to  the  fullest  extent practicable,  cause all such transmission  facilities owned or operated

         by  it  to  be  designed,  constructed,   maintained  and  operated  in

         accordance with Good Utility Practice.


15.3     Central Dispatch.  Each Participant which owns or operates PTF or other
         ----------------
         transmission  facilities  rated 69 kV or above  shall,  to the  fullest extent practicable,  subject all such transmission  facilities owned or operated by it to central  dispatch by the System  Operator;  provided,

         however,  that each Participant shall at all times be the sole judge as to whether or not and to what extent  safety  requires that at any time any of  such  facilities  will be  operated  at less  than  their  full capability or not at all.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 212



15.4     Maintenance and Repair.  Each Participant  shall, to the fullest extent
         ----------------------
         practicable:  (a) cause transmission facilities owned or operated by it to be  withdrawn  from  operation  for  maintenance  and repair only in accordance with maintenance  schedules reported to and published by the

         System Operator in accordance  with procedures  approved or established by the Tariff  Committee from time to time, (b) restore such facilities to good operating  condition  with  reasonable  promptness,  and (c) in

         emergency  situations,   accelerate   maintenance  and  repair  at  the

         reasonable  request of the System  Operator  in  accordance  with rules approved by the Tariff Committee.


15.5     Additions to or Upgrades of PTF.  The possible  need for an addition to
         -------------------------------
         or upgrade of PTF may be identified in connection  with an  application or request  for  service  under the  Tariff,  or in  connection  with a request for the  installation  of or material change to a generation or transmission  facility,  or may be  separately  identified  by a NEPOOL committee,  a  Participant  or the System  Operator.  In such cases,  a study, if necessary,  to assess available transmission capacity and, if necessary,  a  System  Impact  Study  and a  Facility  Study  shall  be performed by the affected  Participant(s) in whose Local Network(s) the addition or upgrade would or might be effected or their designee(s), or the Reliability


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 213



         Committee  and/or the System  Operator,  in the case of a System Impact

         Study, or the  Committee's or the System  Operator's  designee(s)  with review of the study by the System  Operator  if it does not perform the study.  Studies to assess  available  transmission  capacity and System

         Impact   Studies  and  Facilities   Studies  shall  be  conducted,   as

         appropriate,  in  accordance  with  the  affected  Participant's  Local

         Network   Service   Tariff,   or  in  accordance  with  the  applicable

         methodology  specified in  Attachments  C and D to the Tariff,  and the provisions  of the  Local  Network  Service  Tariff  or the  applicable provisions  of  Attachments  I and J to  the  Tariff  shall  apply,  as appropriate,  with respect to the payment of the costs of the study and the other matters covered thereby.


         If any of  the  studies  referred  to  above  indicates  that  new  PTF facilities  or a  facility  modification  or  other  PTF  upgrades  are necessary to provide the requested service, or in connection with a new or modified generation or transmission  facility, or otherwise in order to ensure adequate,  economic and reliable  operation of the bulk power supply systems of the  Participants for regional  purposes,  whether or not a particular customer is benefited, upon approval of the studies by the Reliability  Committee,  subject to review by the System  Operator,

         one or more Transmission Providers shall be designated by


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 214



         the Reliability Committee, subject to review by the System Operator, to design and effect the construction or modification.


         Upon the designation of a Transmission  Provider to design and effect a

         PTF addition or upgrade and the fixing of the cost  responsibilities of the Participants and  Non-Participants and agreement as to the security and other provisions of said  arrangement,  the  Transmission  Provider designated to perform the  construction  shall,  in accordance with the terms of such  arrangement  and subject to Sections 18.4 and 18.5,  use its best efforts to obtain any necessary  public  approvals or permits,

         to acquire any required rights of way or other property,  and to effect the proposed construction or modification.


         Responsibility  for the costs of new PTF or any  modification  or other upgrade  of PTF  shall be  determined,  to the  extent  applicable,  in accordance with Parts V and VI and Schedule 11 of the Tariff, including without  limitation the provisions  relating to responsibility  for the costs of new PTF or  modifications  or other  upgrades to PTF exceeding regional system,  regulatory or other public  requirements set forth in paragraph (ii) of Schedule 11 to the Tariff.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 215



                                   SECTION 16

                              SERVICE UNDER TARIFF
                              --------------------

16.1     Effect of Tariff.  The Tariff  specifies the terms and conditions under
         ----------------
         which the  Participants  will  provide  regional  transmission  service

         through   NEPOOL.   This  Section  16  specifies   various  rights  and

         obligations  with respect to the revenues to be collected by NEPOOL for the Participants under the Tariff and related matters.


16.2     Obligation to Provide Regional Service.  The Participants which own PTF
         --------------------------------------
         shall collectively provide through NEPOOL regional transmission service over their PTF facilities,  and the facilities of their Related Persons which  constitute  PTF  in  accordance  with  Section  15.1,  to  other

         Participants and other Eligible  Customers  pursuant to the Tariff. The

         Tariff   provides  open  access  for  all  of  the  types  of  regional transmission  service  required  by  Participants  and  other  Eligible

         Customers  over PTF and it is  intended  to be the only  source of such service, except for service provided for Excepted Transactions.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 216



16.3     Obligation to Provide Local Network  Service.  Each  Participant  which
         --------------------------------------------
         owns transmission  facilities other than PTF shall provide service over such  facilities  to other  Participants  or other  Eligible  Customers connected to the Transmission  Provider's  transmission system pursuant

         to  a  tariff  (a  "Local  Network   Service   Tariff")  filed  by  the

         Transmission  Provider  with  the  Commission.  A  Participant  is also obligated to provide  service under its Local Network Service Tariff or otherwise  (i)  to  permit  a  Participant  or  other  Entity  with  an

         Entitlement in a generating unit in the Participant's  local network to deliver the output of the generating unit to an  interconnection  point on PTF and (ii) to permit the delivery to an Eligible  Customer  taking

         Internal  Point-to-Point  Service under the Tariff of the Energy and/or capacity  covered  by  its  Completed  Application  for  that  Internal

         Point-to-Point Service.


         A Local Network Service Tariff shall provide:


         (i)      for a pro rata allocation of monthly revenue  requirements not otherwise paid for through  charges to Eligible  Customers for

                  Local Point-to-Point Service among the Transmission Provider's

                  Network  Customers  receiving  service under the tariff on the basis of their loads during the


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 217



                  hour in the month in which the total connected load to the

                  Local Network is at its maximum, without any adjustment for credits for generation;


         (ii)     for the recovery  under the Local Network  Service Tariff from

                  Eligible   Customers   taking  Regional  Network  Service  and

                  Internal   Point-to-Point  Service  of  that  portion  of  the

                  Transmission    Provider's   annual    transmission    revenue

                  requirements  with  respect  to PTF  which  is  not  recovered through the  distribution  of revenues from  Regional  Network

                  Service or Internal Point-to-Point Service pursuant to Section

                  16.6;


         (iii)    that where all or a part of the load of a Participant or other

                  Eligible Customers taking service under the tariff is

                  connected directly to PTF, the Participant or other Eligible

                  Customers receiving the service shall pay each Year during the

                  Transition Period for such service with respect to the load directly connected to PTF the percentage specified in the

                  schedule below of the applicable Local Network Service Tariff charge for service across non-PTF transmission facilities and shall have no obligation to pay charges for service across non-PTF transmission


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 218



                  facilities  with respect to that portion of the connected load after the  Transition  Period,  but shall  continue to pay its share  of any  other  Local  Network  Service  costs  directly associated with the PTF-connected  load;  provided that in the event of any  inconsistency  between the foregoing  provisions and the terms of any Excepted  Transaction  which is listed in

                  Attachment G-1 to the Tariff,  the Excepted  Transaction shall control:


              Year One    Year Two   Year Three     Year Four       Years
              --------    --------   ----------     ---------       -----
                                                                    Five and
                                                                    --------
                                                                    Six
                                                                    ---

  % of
  charge to    100%        80%          60%            40%            20%
  be paid


         (iv)     that if the  Transmission  Provider  receives  a  distribution pursuant to Section 16.6 from NEPOOL out of revenues  paid for

                  Through or Out  Service or for In Service  (as  defined in the

                  Tariff),  the amounts  received shall reduce its Local Network

                  Service revenue requirements; and


         (v)      that  if  the  Transmission   Provider  receives  transmission

                  revenues  from  an  Eligible  Customer  taking  Local  Network

                  Service  from that  Transmission  Provider  with respect to an

                  Excepted Transaction, the amounts received



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 219



                  shall  reduce  the  amount  due from  such  Eligible  Customer connected to the Transmission  Provider's  transmission system for Local Network Service provided thereto by the Transmission

                  Provider  rather than  reducing  the  Transmission  Provider's total  cost of  service,  except  that any  reductions  to the amount due from Eligible  Customers for Excepted  Transactions identified  in Section  25(1) and (2) of the  Tariff  shall be made only for service  rendered through February 28, 1999, and such reductions  shall cease and shall be replaced  thereafter in their  entirety with the credits  under the NEPOOL  Tariff,

                  provided  in  accordance  with  Sections  25A  and  25B of the

                  Tariff.


16.4     Transmission  Service  Availability.  The  availability of transmission
         -----------------------------------
         capacity  to provide  transmission  service  under the Tariff  shall be

         determined  in  accordance   with  the  Tariff.   In  determining   the

         availability of transmission  capacity,  existing committed uses of the

         Participants'  transmission  facilities shall include uses for existing firm loads and  reasonably  forecasted  changes in such loads,  and for

         Excepted Transactions.



Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 220



16.5     Transmission Information.  Information concerning (i) available
         ------------------------
         transmission capacity, (ii) transmission rates and (iii) system conditions that may give rise to Interruptions or Curtailments shall be made available to all Participants and Non-Participants through the

         OASIS on a timely and non-discriminatory basis.  All Participants owning PTF or other transmission facilities rated 69 kV or higher shall make available to the System Operator the information required to permit the maintenance of the OASIS in compliance with Commission Order

         889 and any other applicable Commission orders; provided that no

         Participant shall be required to furnish information which is required to be treated as confidential in accordance with NEPOOL policy without appropriate arrangements to protect the confidentiality of such information.


16.6     Distribution of Transmission Revenues.  Payments required by the Tariff
         -------------------------------------
         for the use of the NEPOOL Transmission System shall be made to NEPOOL and shall be distributed by it in accordance with this Section 16.6.


         A.       Regional Network Service Revenues. Revenues received by NEPOOL
                  ---------------------------------
                  for providing Regional Network Service each month during the

                  Transition Period shall be distributed to those Participants owning PTF


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 221



                  or those  load-serving  Participants  supporting PTF which are obligated to take and pay for Regional  Network Service and/or

                  Internal  Point-to-  Point  Service  in  accordance  with  the

                  Tariff, in part on the basis of allocated flows for the region as determined in accordance with the methodology  specified in

                  Attachment A to this  Agreement  and in part in  proportion to the respective Annual  Transmission  Revenue  Requirements for

                  PTF of such  owners and  supporters,  in  accordance  with the following Schedule:





                   Year One  Year Two  Year Three  Year Four Year Five  Year Six
Allocated            25%       20%        15%         10%       5%        2.5%
Flows:

Annual               75%       80%        85%         90%      95%       97.5%
Transmission
Revenue
Requirements:


                  Revenues  received by NEPOOL for  providing  Regional  Network

                  Service  each  month  after  the  Transition  Period  shall be distributed to the


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 222



                  Participants  owning or supporting  PTF in proportion to their respective Annual Transmission Revenue Requirements for PTF.


         B.       Through or Out Service Revenues.  The revenues received by
                  -------------------------------
                  NEPOOL each month for providing Through or Out Service shall be distributed among the Participants owning PTF on the basis of allocated flows for the transaction determined in

                  accordance with the methodology specified in Attachment A to this Agreement; provided that for service provided during the

                  Transition Period but not thereafter, for an "Out" transaction which originates on the system of a Participant which owns the

                  PTF interconnection facilities on the New England side of the interface with the other Control Area over which the

                  transaction is delivered, 100% of the megawatt mile flows with respect to the transaction shall be deemed to occur on such

                  Participant's system.


         C.       Internal Point-to-Point Service Revenues.  The revenues
                  ----------------------------------------
                  received by NEPOOL each month for providing Internal

                  Point-to-Point Service shall be distributed among those

                  load-serving Participants owning or supporting PTF which are obligated to take and pay for Regional



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 223



                  Network  Service  and/or  Internal  Point-to-Point  Service in

                  accordance with the Tariff,  in proportion to their respective

                  Annual  Transmission   Revenue   Requirements  for  PTF  under

                  Attachment F to the Tariff.


         D.       Ancillary Service Payments.  The revenues received by NEPOOL
                  --------------------------
                  pursuant to Schedule 1 to the Tariff (scheduling, system

                  control and dispatch service) will be used to reimburse

                  NEPOOL, the System Operator (if the System Operator does not receive revenues for that service under a separate tariff) and

                  Participants for the costs which are reflected in the charges for such service.  The revenues received by NEPOOL pursuant to

                  Schedules 2-7 to the Tariff shall be distributed prior to the

                  Second Effective Date in accordance with the continuing

                  provisions of the Prior NEPOOL Agreement and the rules adopted thereunder, and shall be distributed on or after the Second

                  Effective Date in accordance with Section 14.


         E.       Congestion Payments.  Any congestion uplift charge received as
                  -------------------
                  a payment for transmission service pursuant to Section 24 of the Tariff for


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 224



                  any hour shall be applied in accordance  with Section  14.5(a)

                  in payment for Energy service.


                                   SECTION 17

                            POOL-PLANNED UNIT SERVICE


17.1     Effective Period.  The provisions contained in this Section 17 shall
         ----------------
         continue in effect for the period to and including February 28, 2001,

         and shall be of no effect after that date.


17.2     Obligation  to  Provide   Service.   Until  February  28,  2001,   each
         ---------------------------------
         Participant  shall provide  service over its PTF facilities  under this

         Section 17 rather than under the Tariff, for the following purposes:


         (a)      the  transfer  to a  Participant's  system  of  its  ownership interest  or its Unit  Contract  Entitlement  under a contract entered into by it before  November 1, 1996 in a  Pool-Planned

                  Unit which is off its system;



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 225



         (b)      the transfer to a Participant's system of its Entitlement in a purchase under a contract  entered into by it before  November

                  1,  1996  (including  a  purchase  under  the HQ Phase II Firm

                  Energy  Contract) from Hydro-Quebec  where the line over which

                  the   transfer   is  made   into   New   England   is  the  HQ

                  Interconnection; and


         (c)      the  transfer to a  Non-Participant  of its  Entitlement  in a

                  Pool-Planned  Unit pursuant to an  arrangement  which has been approved  prior  to  November  1,  1996  by  the  Participants

                  Committee.


17.3     Rules  for   Determination   of   Facilities   Covered  by   Particular
         -----------------------------------------------------------------------
         Transactions.  It is anticipated  that it may be necessary with respect
         ------------
         to a particular  transmission  use under  subsection (a), (b) or (c) of

         Section 17.2 to determine  whether the transaction is effected entirely over PTF,  entirely over facilities that are not PTF, or partially over each.


         The following  rules shall be controlling in the  determination  of the facilities required to effect the use:



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 226



         (a)      To  the  extent  that  EHV  PTF is  available  to  effect  the transaction,  over all or part of the  distance to be covered,

                  the use shall be deemed  to be  effected  on such EHV PTF over such portion of the distance to be covered.


         (b)      To the  extent  that EHV PTF is not  available  for the entire distance  to be covered by the use,  but Lower  Voltage PTF is available  to cover all or part of the distance not covered by

                  EHV PTF,  the  transaction  shall be deemed to be  effected on such Lower Voltage PTF.


                  If a  Participant  has  ownership or  contractual  rights with respect to an Excepted  Transaction  which are  independent of this  Agreement and the Tariff and are adequate to provide for a transfer of the types specified in subsections  17.2(a), (b)

                  or (c),  and such  rights are not  limited to the  transfer in question,  the transfer  shall be deemed to have been effected pursuant to such rights and not pursuant to the  provisions of this Agreement.  A copy of each instrument  establishing  such rights, or an opinion of counsel describing and authenticating such  rights,  shall  be  filed  with  the  Secretary  of  the

                  Participants Committee.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 227



17.4     Payments for Uses of EHV PTF During the Transition Period.
         ---------------------------------------------------------

         (a)      Each Participant shall pay each month for its uses of EHV PTF for transfers of Entitlements pursuant to subsections (a) or

                  (b) of Section 17.2, one-twelfth of the NEPOOL EHV PTF

                  Participant Summer or Winter Wheeling Rate in effect for the calendar year ending December 31, 1996, as determined in

                  accordance with the Prior NEPOOL Agreement, for each Kilowatt of its current Entitlements which qualify for transfer

                  pursuant to subsections (a) or (b) of Section 17.2, except as otherwise provided in Section 17.3; provided that such payment shall be required with respect to only one-half the Kilowatts covered by a NEPOOL Exchange Arrangement (as hereinafter

                  defined).


                  Each  Participant  which  is a party  to the HQ  Phase II Firm

                  Energy  Contract (other than a Participant (i) whose system is directly  interconnected  to the HQ  Interconnection  or  (ii)

                  which has contractual rights independent of this Agreement and

                  the   Tariff   which   give  it   direct   access  to  the  HQ

                  Interconnection  and which are not  limited  to  transfers  of

                  Energy delivered over the HQ  Interconnection)  shall also pay each


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 228



                  month for the use of EHV PTF for deliveries under the Phase II

                  Firm Energy  Contract  during the Base Term of the HQ Phase II

                  Firm  Energy  Contract,  one-twelfth  of the  NEPOOL  EHV  PTF

                  Participant  Summer or Winter  Wheeling Rate in effect for the calendar  year ending  December 31,  1996,  as  determined  in accordance with the Prior NEPOOL Agreement,  for each Kilowatt of its HQ Phase II Net Transfer  Responsibility for the month.

                  If, and to the extent that, such Responsibility  continues for any period by which the term of said Contract  extends  beyond the Base Term, each such Participant shall continue to pay the above rate during the  extension  period  with  respect to its continuing  Responsibility.  A Participant shall not be deemed to be directly  interconnected to the HQ  Interconnection  for purposes of this paragraph solely because of its participation in  arrangements  for the support and/or use of PTF facilities installed  or  modified  to effect  reinforcements  of the New

                  England AC transmission system required in connection with the

                  HQ  Interconnection.  A copy  of  each  contract  establishing rights  independent  of this  Agreement  and the Tariff  which provides  direct  access  to  the  HQ  Interconnection,  or an opinion of


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original          Revised Sheet No. 229



                  counsel  describing and authenticating  such rights,  shall be filed with the Secretary of the Participants Committee.


                  The NEPOOL EHV PTF  Participant  Summer  Wheeling Rate for any

                  calendar  year shall be applicable to the months in the Summer

                  Period.


                  The NEPOOL EHV PTF  Participant  Winter  Wheeling Rate for any

                  calendar  year shall be applicable to the months in the Winter

                  Period.


                  A  NEPOOL  Exchange  Arrangement  is one  entered  into by two

                  Participants  each of which  has an  ownership  interest  in a

                  Pool-Planned  Unit on its own  system  pursuant  to which each

                  sells  out  of  its  ownership   interest,   a  Unit  Contract

                  Entitlement  to the other  for a period  of time  which is, in whole or part,  the same for both sales.  Such an  arrangement shall constitute a NEPOOL Exchange Arrangement even though the beginning  and  ending  dates  of the two Unit  Contract  sale periods are different,  but only for the period for which both sales are in effect. If for any period the number of Kilowatts covered  by the two  Unit  Contract  Entitlements  of a NEPOOL

                  Exchange Agreement are not


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 230



                  the same, the portion of the larger  Entitlement which exceeds the amount of the smaller  Entitlement  shall not be deemed to be covered by such NEPOOL Exchange Arrangement for purposes of this Section 17.4.


         (b)      Each  Participant  shall pay each month for its use of EHV PTF for a transfer of an Entitlement  in a Pool-Planned  Unit to a

                  Non-Participant  pursuant to Section 17.2(c) such charge as is fixed  by  the  Participants  Committee  at  the  time  of its approval of the sale, and filed with the Commission.


         (c)      Fifty percent of all amounts  required to be paid with respect to transfers by a Participant  pursuant to  subsection  (a) or

                  (b) of Section 17.2 shall be paid to a pool  transmission fund and distributed  monthly among the  Participants in proportion to the  respective  amounts of their costs with respect to EHV

                  PTF for the calendar  year 1996 as  determined  in  accordance with the Prior NEPOOL Agreement.


         (d)      The remaining 50% of all amounts required to be paid with

                  respect to transfers by a Participant pursuant to subsections

                  (a) or (b) of Section


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 231



                  17.2 shall be paid to, and  retained  by, the  Participant  on whose system the transfer originates,  or in the event the EHV

                  PTF system of such  Participant  is supported in part by other

                  Participants,  then to the  Participant  on whose  system  the transfer  originates and such other Participants in proportion to the  respective  shares of the costs of such EHV PTF system borne  by  each  of  them  or in  such  other  manner  as  the

                  Participants  involved may jointly  direct;  provided that the

                  Participant on whose system the transfer originates shall have the right to waive  such 50%  payment in whole or part as to a particular  transfer  except that no such waiver may adversely

                  affect  the  payments  to  any  other   Participant  which  is

                  supporting in part the originating system's EHV PTF system.


17.5     Payments for Uses of Lower  Voltage PTF.  Each  Participant  which uses
         ---------------------------------------
         another  Participant's  Lower  Voltage PTF  pursuant to this Section 17 shall pay each  month to the owner of such  Lower  Voltage  PTF (1) for each  Kilowatt  of its use of such Lower  Voltage  PTF for  transfer of

         Entitlements  pursuant to  Subsections  17.2(a),  (b) or (c) during the month,  and (2)  during  the Base  Term of the HQ Phase II Firm  Energy

         Contract  (and during any extension of the term of said Contract if and to the extent its HQ Phase II Net Transfer Responsibility


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 232



         continues  during the  extension  period)  for each  Kilowatt of its HQ

         Phase II Net Transfer  Responsibility  for the month, the owner's Lower

         Voltage PTF Winter  Wheeling Rate or Summer  Wheeling Rate for the 1996

         calendar  year,  as  determined  in  accordance  with the Prior  NEPOOL

         Agreement;  except  that  the  requirements  for  such  payments  shall terminate on March 1, 1999 for Participants  receiving  network service under both the Tariff and applicable Local Network Service Tariff.


17.6     Use of Other Transmission Facilities by Participants. For the period to
         ----------------------------------------------------
         and including  February 28, 1999, each Participant  which has no direct connection  between  its  system and PTF shall be  entitled  to use the non-PTF  transmission  facilities of any other Participant  required to reach  its  system  for any of the  purposes  for which PTF may be used under  Section 17.2.  Such use shall be effected,  and payment made, in accordance with the other Participant's filed open access tariff.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 233



17.7     Limits on Individual Transmission Charges. Any charges for transmission
         -----------------------------------------
         service  pursuant  to this  Section  17 by any  Participant  to another

         Participant shall be just,  reasonable and not unduly discriminatory or preferential.  No  provision  of this  Section 17 shall be construed to waive the right of any  Participant to seek review of any charge,  term or  condition  applicable  to  such  transmission  service  by  another

         Participant by the Commission or any other regulatory  authority having jurisdiction of the transaction.


                                   SECTION 17A

                       TRANSMISSION OWNERS RESERVED RIGHTS
                       -----------------------------------

         Notwithstanding  any other  provision of this  Agreement,  or any other agreement or amendment made in connection with the restructuring of NEPOOL, each

Transmission Owner shall retain all of the rights set forth in this Section 17A;

provided,  however,  that such rights shall be exercised in a manner  consistent with the Transmission Owner's rights and obligations under the Federal Power Act and the Commission's rules and regulations thereunder.



Issued by:  David T. Doot                       Effective:  March 1, 2000
Issued on:  December 30, 1999                   67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 234


17A.1    Each  Transmission  Owner shall have the right at any time unilaterally to file  pursuant to Section 205 of the Federal Power Act to change the revenue requirements  underlying its component of the rates for service under the NEPOOL Tariff and the transmission-related provisions of this

         Agreement.


17A.2    Nothing in this Agreement shall restrict any rights, to the extent such rights exist: (a) of Transmission Owners that are parties to a merger,

         acquisition or other restructuring transaction to make a filing under

         Section 205 of the Federal Power Act with respect to the reallocation or redistribution of revenues among such Transmission Owners; or (b) of any Transmission Owner to terminate its participation in NEPOOL pursuant to Section 21.2 of this Agreement, notwithstanding any effect its withdrawal from NEPOOL may have on the distribution of transmission revenues among other Transmission Owners.  Further, nothing in this

         Agreement shall be interpreted to permit the adoption of a rate design change that is inconsistent with any settlement under the Tariff accepted by the Commission without the consent of all signatories to the settlement.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 235


17A.3    Each Transmission Owner retains all rights that it otherwise has incident to its ownership of its assets, including, without limitation,

         its PTF and non-PTF, including the right to build, acquire, sell,

         merge, dispose of, retire, use as security, or otherwise transfer or convey all or any part of its assets, including, without limitation,

         the right, individually or collectively, to amend or terminate the

         Transmission Owner's relationship with the ISO in connection with the creation of an alternative arrangement for the ownership and/or operation of its transmission facilities on an unbundled basis (e.g., a transmission company), subject to necessary regulatory approvals and to any approvals required under applicable provisions of this Agreement.

         This section is not intended to reduce or limit any other rights of a

         Transmission Owner as a signatory to this Agreement.


17A.4    The  obligation  of any  Transmission  Owner to expand  or  modify  its transmission  facilities in accordance with the Tariff shall be subject to the Transmission  Owners' right to recover,  pursuant to appropriate financial  arrangements  contained  in  Commission-accepted  tariffs or agreements,  all reasonably incurred costs, plus a reasonable return on investment,  associated with  constructing and owning or financing such expansions or modifications to its facilities.


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 236


17A.5    Each  Transmission  Owner  shall have the right to adopt and  implement procedures it deems  necessary to protect its electric  facilities from physical damage or to prevent injury or damage to persons or property.


17A.6    Each  Transmission  Owner retains the right to take whatever actions it deems  necessary  to fulfill  its  obligations  under  local,  state or federal law.


17A.7    In addition to having the rights reserved under other provisions of this Section 17A, all Participants retain the right to take any position before the Commission, and any appellate court with jurisdiction to review a Commission determination, or to seek a determination by the Commission, regarding whether, and the extent to which, the Transmission Owners may retain the exclusive right to make unilateral filings under Section 205 of the Federal Power Act to amend the Tariff and the transmission related provisions of this Agreement.

         If and to the extent the Commission rules that the Transmission Owners do not retain such rights, then any such amendment that is not subject to any of Section 17A.1 through 17A.6 may be filed with the Commission only upon the approval by the Participants Committee of the amendment under Section 6.11, including Section 6.11(d).  If and to the extent the Commission


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 237


         rules that the  Transmission  Owners do retain  such  rights,  then the

         Transmission Owners,  acting through the Transmission Owners Committee,

         shall have the exclusive right to make unilateral filings under Section

         205  of  the   Federal   Power  Act  to  amend  the   Tariff   and  the

         transmission-related  provisions of this Agreement,  other than filings subject to Sections 17A.1 or 17A.2.


17A.8(a) Notwithstanding  anything to the contrary in this  Agreement,  the rights  of each  Participant  under  the  Federal  Power  Act  shall be preserved.


     (b) Any dispute  over whether a matter falls within the scope of any of the  rights  reserved  under  this  Section  17A  will  be  subject  to resolution pursuant to Section 11.A.


     (c) No  amendment  to any  provision of this Section 17A or Section 11B may  be  adopted  without  the  agreement  of the  Transmission  Owners specified in Section 11B.



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 238


         (d) Any  agreement  entered into between  NEPOOL and a System  Operator shall require the System  Operator to respect the rights reserved under this Section 17A.




Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 239


                                    PART FIVE

                                     GENERAL


                                   SECTION 18

                     GENERATION AND TRANSMISSION FACILITIES
                     --------------------------------------

18.1     Designation   of   Pool-Planned   Facilities.   At  the  request  of  a
         --------------------------------------------
         Participant,    the   Participants   Committee   shall   designate   as

         "pool-planned" a generating or transmission  facility to be constructed by the Participant or its Related Person if the Participants  Committee

         determines  that the facility is consistent with NEPOOL  planning.  The

         Participants  Committee may not unreasonably  withhold designation as a

         Pool-Planned  Facility of a generation unit or other facility  proposed by one or more  Participants  in order  to  satisfy  their  anticipated

         Installed  Capability  Responsibilities  with a mix of  generation  and other resources reasonably comparable as to economics and types to that being developed for New England.


18.2     Construction of Facilities.  Subject to Sections 13.1, 15.2, 15.5,
         --------------------------
         18.3, 18.4 and 18.5, and to the provisions of the Tariff, each

         Participant shall have the right to


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 240


         determine whether,  and to what extent,  additions to and modifications in its generating and transmission  facilities shall be made.  However,

         each Participant shall give due consideration to  recommendations  made to it by the Participants Committee or the System Operator for any such additions or modifications and shall follow such recommendations unless it determines in good faith that the  recommended  actions would not be in its best interest.


18.3     Protective Devices for Transmission Facilities and Automatic Generation
         -----------------------------------------------------------------------
         Control Equipment.
         -----------------

         Each  Participant  shall install,  maintain and operate such protective equipment and switching,  voltage control,  load shedding and emergency facilities as the  Participants  Committee may determine to be required in order to assure  continuity  of  service  and the  stability  of the interconnected  transmission facilities of the Participants.  Until the

         Second  Effective Date, each Participant  shall also install,  maintain

         and  operate  such  Automatic   Generation  Control  equipment  as  the

         Participants  Committee  may  determine  to be  required  in  order  to maintain proper frequency for the  interconnected  bulk power system of the Participants and to maintain proper power flows into and out of the

         NEPOOL Control Area.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 241


18.4     Review of Participant's  Proposed Plans.  Each Participant shall submit
         ---------------------------------------
         to  the  System  Operator,   Participants  Committee,  the  Reliability

         Committee,  and the  Markets  Committee  or the  Tariff  Committee,  as

         appropriate, for review by them, in such form, manner and detail as the

         Participants  Committee  may  reasonably  prescribe,  (i)  any  new  or materially changed plan for additions to, retirements of, or changes in the capacity of any supply and  demand-side  resources or  transmission facilities rated 69 kV or above subject to control of such Participant,

         and (ii) any new or materially  changed plan for any other action to be taken by the  Participant  which may have a  significant  effect on the stability,  reliability or operating  characteristics  of its system or the system of any other Participant.  No significant action (other than preliminary  engineering  action) leading toward  implementation of any such new or  changed  plan shall be taken  earlier  than sixty days (or ninety  days,  if the System  Operator  or the  Participants  Committee

         determines that it requires additional time to consider the plan and so notifies the  Participant  in writing  within the sixty days) after the plan  has  been  submitted  to  the  Committees.  Unless  prior  to the expiration of the sixty or ninety days,  whichever is  applicable,  the

         Participants  Committee notifies the Participant in writing that it has determined  that  implementation  of the plan will  have a  significant adverse effect upon the reliability or operating


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 242


         characteristics  of its  system or of the  systems of one or more other

         Participants, the Participant shall be free to proceed. The time limits provided by this  Section  18.4 may be changed with respect to any such submission  by agreement  between the  Participants  Committee  and the

         Participant required to submit the plan.


18.5     Participant  to Avoid Adverse  Effect.  If the  Participants  Committee
         -------------------------------------
         notifies a Participant  pursuant to Section 18.4 that implementation of the  Participant's  plan  has  been  determined  to have a  significant adverse effect upon the reliability or operating characteristics of its

         system  or  the  systems  of  one  or  more  other  Participants,   the

         Participant  shall  not  proceed  to  implement  such plan  unless  the

         Participant or the  Non-Participant on whose behalf the Participant has submitted  its plan takes such action or constructs at its expense such facilities as the  Participants  Committee  determines to be reasonably necessary to avoid such adverse  effect;  provided  that if the plan is for the retirement of a supply or demand-side resource, the Participant may  proceed  with  its plan  only if,  after  engaging  in good  faith negotiations with persons  designated by the Participants  Committee to

         address   the   adverse    effects   on    reliability   or   operating

         characteristics, the negotiations either address the adverse effects to the


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 243


         satisfaction  of  the  Participants   Committee,   or  no  satisfactory

         resolution can be achieved on terms acceptable to the parties within 90 days  of the  Participant's  receipt  of the  Participants  Committee's notice.  Any agreement  resulting  from such  negotiations  shall be in writing and shall be filed in accordance with the  Commission's  filing requirements if it requires any payment.


                                   SECTION 19

                                    EXPENSES
                                    --------

19.1     Annual Fee.  Each Participant shall pay to NEPOOL in January of each
         ----------
         year an annual fee, which shall be applied toward NEPOOL expenses, as follows:


         (a)      Each End User Participant which is a non-profit residential or small business consumer, or non-profit group representing such entities, shall pay an annual fee of $500.


         (b)      Each End User Participant,  other than non-profit  residential or small business consumers or non-profit groups  representing such  entities,  shall  pay an  annual  fee of  $500;  plus an
                                                                         ----
                  additional fee of $500 per megawatt


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 244


                  hour  of  its  highest  Energy  use  during  any  hour  in the preceding year (net of any use of on-site  generation) up to a maximum of $5,000; plus an additional fee of $200 per megawatt hour for each  megawatt  hour by which its highest  Energy use during  any  hour  in the  preceding  year  (net of any use of on-site  generation  during  such hour)  exceeded  20 megawatt hours.


         (c)      Each Participant which is a Publicly Owned Entity and a member of the Publicly Owned Entity Sector shall pay an annual fee of

                  $5,000, except that any such Participant which is engaged in electricity distribution and had annual Energy sales of less than 30,000 megawatt hours in the preceding year shall pay an annual fee of $500, and the difference between $5,000 and $500 for each such Participant shall be paid, as an additional

                  fee, by the remaining Participants which are Publicly Owned

                  Entities and members of the Publicly Owned Entity Sector.


         (d)      Each  Participant  other  than an End  User  Participant  or a

                  Publicly Owned Entity shall pay an annual fee of $5,000.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 245


19.2     NEPOOL  Expenses.  Commencing on January 1, 1999,  most expenses of the
         ----------------
         System Operator are recovered by it directly from Participants and Non-

         Participants under the ISO's Tariff for Transmission Dispatch and Power

         Administration  (the  "ISO  Tariff")  or  through  direct  charges  for services rendered by the ISO, and have ceased to be NEPOOL expenses. At that time,  the payment of a portion of NEPEX expenses from the Savings

         Fund in accordance with the Prior NEPOOL Agreement also terminated.


         Further,  commencing  on January 1, 1999  through  June 30,  1999,  the balance of NEPOOL  expenses  remaining to be paid after the application of (i) the annual fee to be paid  pursuant to Section 19.1 and (ii) any fees or other  charges  for  services  or other  revenues  received  by

         NEPOOL,  or  collected  on its  behalf by the System  Operator,  shall,

         except as otherwise  provided in Section 19.3,  be allocated  among and paid monthly by the  Participants in accordance  with their  respective

         voting  shares,   as  determined  in  accordance   with  the  Agreement

         provisions in effect during such period.


         Commencing as of July 1, 1999, such balance of NEPOOL expenses for July and subsequent  months shall be divided  equally into as many shares as there are active


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original         Revised Sheet No. 246


         Sectors pursuant to Sector 6.2 (other than an End User Sector) and each

         Sector's share shall be paid monthly by the  Participants  in each such

         Sector  (other  than  an  End  User  Sector)  in  such  manner  as  the

         Participants  in each Sector may determine by unanimous vote and advise the ISO,  provided that if the  Participants  in a Sector fail to agree unanimously on the allocation of their Sector's share, the Participants in the Sector shall pay for such Sector share in the same proportion as the vote they are entitled to in the Sector. Participants in the Sector that are  represented  by a group voting member shall  subdivide  their portion of the Sector's  share of expenses in such a manner as they may determine  by  unanimous  agreement;  provided  that  if  there  is not unanimous  agreement  among  the  Participants  represented  by a group member as to how to allocate  their  portion of the  Sector's  share of expenses,  such  portion  shall be  allocated  among  the  Participants represented by that group member as follows:  (i) for each  Participant in the Generation  Sector  represented  by a group voting  member,  the portion will be allocated in the same  proportion that the Megawatts of generation owned by the Participants  represents of the total Megawatts owned by Participants  represented by the group voting member; and (ii)

         for  Participants  in the  Transmission  Sector,  the  portion  will be allocated  equally  among  the  Participants  represented  by the group member. Notwithstanding the foregoing, no portion of


Issued by:  David T. Doot                       Effective:  March 1, 2000
Issued on:  December 30, 1999                   67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 247


         such balance  shall be paid by End User  Participants  and,  until such time as an End User Sector is activated, the monthly share allocated to the Publicly Owned Entity Sector shall be reduced by one-twelfth of the aggregate  annual  fees  paid by End  Users  for the year  pursuant  to

         Section  19.1 and  one-third of the amount of such  reduction  shall be allocated to each of the other three Sectors.


19.3     Restructuring Costs.
         -------------------

         (a)      The expense of restructuring NEPOOL ("Restructuring Expense"),

                  including but not limited to (i) software development,

                  hardware and system software costs for implementation of the

                  Tariff and the new market system, (ii) the costs of the

                  formation of the Independent System Operator and related

                  separation costs, (iii) legal and consultant costs related to the amendment of the NEPOOL Agreement (including the Tariff and the proceeding with respect thereto at the Federal Energy

                  Regulatory Commission, and (iv) capital expenditures and

                  capitalized project costs of the Independent System Operator,

                  shall be funded (to the extent not already funded) and

                  amortized according to this Section 19.3.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 248


         (b)      The Restructuring Expense incurred (other than certain capital expenditures and capitalized project costs funded separately by the ISO) before the Second Effective Date (the "Early

                  Restructuring Expense") has been funded during the period

                  prior to such date by those entities which have been the

                  Participants during such period.  Commencing at the Second

                  Effective Date, the Early Restructuring Expense shall be

                  amortized in equal monthly amounts and repaid over the next 60 months with interest thereon at the rate of 8% per annum from the date of payment. Each month during the first twelve months of such period each Participant shall pay its percentage "X",

                  as determined below, of 1/60th of the Early Restructuring

                  Expense, plus accumulated interest, and each Participant or other Entity which previously paid an unreimbursed portion of the aggregate Early Restructuring Expense shall be entitled to receive each month its percentage "Y", as determined below, of the aggregate amount to be paid for the month, including

                  accumulated interest.  "X" and "Y" shall be determined i

                  accordance with the following formulas:


                           A
                  X =      --  in which
                           A1


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 249


                           X        is the  percentage to be paid for a month by

                                    a  Participant   of  the  aggregate   amount

                                    payable  pursuant to this  subsection (b) by

                                    all Participants for the month.


                           A        is the amount payable by the Participant for

                                    the   month   under   Schedule   2   (Energy

                                    Administration  Services)  of the ISO Tariff

                                    (as  defined in Section  19.2) as amended or

                                    revised from time to time.


                           A1       is  the  aggregate  amount  payable  by  all

                                    Participants  for the month under Schedule 2

                                    (Energy Administration  Services) of the ISO

                                    Tariff as amended  or  revised  from time to

                                    time.



                           Y =      B
                                    --        in which
                                    B1


                           Y        is the percentage to be received for a month

                                    by a  Participant  or  other  Entity  of the

                                    aggregate amount to be received  pursuant to

                                    this  subsection (b) by all  Participants or

                                    other Entities for the month.


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original          Revised Sheet No. 250


                           B        is the amount of Early Restructuring Expense

                                    paid  by the  Participant  or  other  Entity

                                    which has not previously been reimbursed.


                           B1       is   the    aggregate    amount   of   Early

                                    Restructuring    Expense    paid    by   all

                                    Participants  and other  Entities  which has

                                    not previously been reimbursed.


         (c)      The Restructuring Expense incurred on the Second Effective

                  Date and to but not including January 1, 2000 or thereafter shall be funded each month by the Participants in proportion to the Member Fixed Voting Shares (as defined in Section

                  6.9(c)) of each Participant as in effect at the beginning of the month provided, however, that in calculating the

                  allocation of this portion of the Restructuring Expense, the

                  Member Fixed Voting Shares of End User Participants tha

                  participate in NEPOOL for governance purposes only in

                  accordance with NEPOOL's Standard Membership Conditions,

                  Waivers and Reminders ("Governance Only End User

                  Participants") shall not be included in such calculations and the amounts that would otherwise have been


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original                Revised Sheet No. 251


                  payable by such Governance Only End User  Participants will be allocated  to all of the  other  Participants  on the basis of their Member Fixed Voting Shares.


         (d)      The Restructuring Expense incurred on or after January 1, 2000

                  (the"Late Restructuring Expense") shall initially be funded for each month, on an as incurred basis, by the Participants in proportion to their charges under the ISO Tariff for the prior month.  The aggregate Late Restructuring Expense funded in any calendar year shall be amortized in equal monthly

                  amounts and repaid over the next 60 months, commencing

                  in January of the immediately succeeding calendar year, with interest thereon from the date of payment at the rate equal to the average Weighted Costs of Capital of all Transmission

                  Providers in effect on October 20, 1999 (without subsequent adjustment) determined pursuant to Section II(A)(2)(a) of the

                  Implementation Rule for Calculating Annual Transmission

                  Revenue Requirements filed as a supplement to the Tariff.

                  Thus, for example, the Late Restructuring Expense incurred in

                  2000 will be amortized and repaid over a 60-month period

                  commencing in January 2001.  Each month during the applicable amortization period each



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 252


                  Participant  shall  pay its share of the  portion  of the Late

                  Restructuring Expense being amortized during such period, plus accumulated  interest,  and each  Participant  or other Entity which previously paid an unreimbursed portion of the aggregate

                  Late Restructuring  Expense being amortized during such period shall be entitled to receive its share of the aggregate amount paid for such month, including accumulated interest, according to an allocation  methodology that is based on the appropriate schedules of the ISO Tariff, which allocation methodology will be established under subsection (e) below.


         (e)      The  Participants  agree to amend the Agreement  within twelve months  after the Second  Effective  Date to  specify  how the balance of the Early Restructuring  Expense is to be paid. The

                  Participants  agree to amend the Agreement by November 1, 2000 to provide  for the  amortization  and  repayment  of the Late

                  Restructuring Expense,  according to an allocation methodology that is based on the  appropriate  schedules of the ISO Tariff as approved by the Commission.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 253


         (f)      The  funding  methodology  set forth in  subsection  (d) shall terminate automatically upon the implementation of a permanent

                  restructuring   funding   methodology    acceptable   to   the

                  Participants  Committee and the ISO, to the extent  superseded by such permanent restructuring funding methodology.


                                   SECTION 20

                           INDEPENDENT SYSTEM OPERATOR
                           ---------------------------

         (a)      The Participants Committee is authorized and directed to

                  approve one or more agreements to be entered into with the ISO

                  (the "ISO Agreement")and any amendments to the ISO Agreement which the Committee may deem necessary or appropriate from time to time.  The ISO Agreement shall specify the rights and responsibilities of NEPOOL and the ISO, for the continued

                  operation of the NEPOOL control center by the ISO as the

                  control center operator for the NEPOOL Control Area and the administration of the Tariff.  In addition, the ISO shall be responsible for the furnishing of billing and other services required by NEPOOL.



Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 254


         (b)      The fees and  charges of the ISO (other  than those  recovered under the ISO Tariff, as defined in Section 19.2, and fees and charges for services  which are  separately  billed),  and any indemnification  payable  under  the ISO  Agreement,  shall be shared by the Participants in accordance with Section 19.


         (c)      The  Participants  shall  provide  to the  ISO  the  financial support,  information and other resources  necessary to enable

                  the  ISO  to  provide  the  services   specified  in  the  ISO

                  Agreement,  or in this  Agreement,  in  accordance  with  Good

                  Utility  Practice and subject to the  budgeting,  approval and dispute  resolution  provisions  of the ISO Agreement and this

                  Agreement.


         (d)      The  Participants  shall provide  appropriate  funding for the acquisition  of  land,  structures,  fixtures,  equipment  and facilities,  and other capital  expenditures  and  capitalized project  expenditures  for the ISO,  which are included in the annual budget for the ISO in accordance with the provisions of the ISO Agreement,  or otherwise  specifically approved by the

                  Participants Committee.  All such land, structures,  fixtures,

                  equipment


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 255


                  and facilities,  and other capital assets, and all software or other intellectual property or rights to intellectual property or other  assets  acquired or developed by the ISO in order to carry out its  responsibilities  under the ISO Agreement shall be the  property of the  Participants  or shall be acquired by the Participants  under lease in accordance with  arrangements approved by the Participants Committee. For those Participants subject  to the Public  Utility  Holding  Company  Act of 1935

                  ("PUHCA"),  any  such  acquisition  by those  Participants  is subject  to PUHCA  approval  to the  extent  such  acquisition requires approval under PUHCA.  Unless otherwise agreed by the

                  Participants,  the funding of the  acquisition,  or lease,  of land,  structures,  fixtures,  equipment and  facilities,  and other capital and/or capitalized project related expenditures,

                  or the acquisition of other assets, and the ownership thereof,

                  or the  obligations of  Participants  as lessees,  shall be in

                  accordance   with   Section  19.3  of  this   Agreement.   The

                  Participants  shall make all such assets (including the assets of  the  existing  NEPOOL  headquarters  and  control  center)

                  available   for   use  by  the   ISO  in   carrying   out  its

                  responsibilities  under the ISO  Agreement.  The ISO Agreement shall require the ISO, on behalf of the Participants, to


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 256


                  maintain  and care  for,  insure as  appropriate,  and pay any property taxes relating to, assets made available for its use.


         (e)      The ISO Agreement shall require the ISO to refrain from any action that would create any lien, security interest or

                  encumbrance of any kind upon the facilities, equipment or

                  other assets of any Participant, or upon anything that becomes affixed to such facilities, equipment or other assets.  The

                  Participants and the ISO shall include in the ISO Agreement a provision that, upon the request of any Participant, the ISO shall (i) provide a written statement that it has taken no action that would create any such lien, security interest or encumbrance, and (ii) take all actions within the control of the ISO, at the direction and expense of the requesting

                  Participant, required for compliance by such Participant with the provisions of its mortgage relating to such facilities,

                  equipment or other assets.


         (f)      The ISO shall have the right to appoint a non-voting member and an alternate to each NEPOOL committee other than the

                  Participants


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 257


                  Committee.  The member appointed to each committee shall have all of the rights of any other member of the committee except the right to vote.


         (g)      The ISO shall have the same rights as a Participant to appeal to the Participants Committee any action taken by any other

                  NEPOOL committee, and shall be entitled to appear before the

                  Participants Committee on any such appeal.  Further, the ISO shall be entitled to submit any dispute with respect to a vote of the Participants Committee to approve, modify, or reject a proposed action to resolution in accordance with Section 21.1,

                  whether or not the action could have been submitted by a

                  Participant in accordance with Section 21.1A.  In addition,

                  the ISO shall be entitled to submit any dispute with respect to a vote of the Participants Committee which denies an appeal to the Participants Committee by the ISO or which takes action on any rulemaking issue to the Board of Directors of the ISO for determination, subject to the right of the Participants

                  Committee to seek a review in accordance with the Alternate

                  Dispute Resolution procedures or by the Commission.  The ISO shall give notice of any such submission to the Secretary of the Participants Committee within ten days of the action of


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 258


                  the  Participants  Committee  and  shall  mail a copy  of such notice to each member of the Participants  Committee.  Pending final action on the submission in accordance with Section 21.1 or by the Board of Directors of the ISO or the Commission,  as

                  appropriate,  the  giving of notice  of the  submission  shall suspend the Participants  Committee's action. Unless the Board of  Directors  of the ISO  acts  within  60 days of the  ISO's

                  notice  to  the  Participants   Committee,   the  Participants

                  Committee action will be deemed to be approved.


         (h)      The ISO Agreement shall specify the ISO's independent

                  authority with respect to rulemaking.


         (i)      NEPOOL and its committees and the ISO shall consult and

                  coordinate from time to time with the relevant state

                  regulatory, siting and other authorities of the six New

                  England states on operating, planning and other issues of

                  concern to the states.  The New England Conference of Public

                  Utilities Commissioners, Inc. ("NECPUC") or its designee shall be furnished notices of meetings of all NEPOOL committees and the Board of Directors of the ISO, and minutes of their

                  meetings.  NECPUC


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 259


                  and other state  authorities  shall be provided an appropriate opportunity to appear at meetings of the NEPOOL committees and the Board of Directors of the ISO and to present  their views.

                  Representatives  of NEPOOL and the ISO shall be  designated to attend  meetings of NECPUC or any  committee  or task force of

                  NECPUC,  to the extent  NECPUC or its  committee or task force may deem such attendance appropriate.


         (j)      Appointment of Technical Committee Officers.  The System
                  -------------------------------------------
                  Operator shall, after its chief executive officer has

                  conferred with the Participant members of the Liaison

                  Committee regarding such appointment(s), appoint the Chair and

                  Secretary of each of the Technical Committees. Each individual appointed by the System Operator shall be an independent

                  person not affiliated with any Participant.  Before appointing an individual to the position of Chair or Secretary, the

                  System Operator shall notify the Committee to which such

                  officer is being appointed of the proposed assignment and,

                  consistent with its personnel practices, provide any other information about the individual reasonably requested by the

                  Committee.  In the event that a Technical


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 260


                  Committee  determines  that the  performance  of the  Chair or

                  Secretary of the Committee is not satisfactory,  the Committee

                  shall  provide  notice  to  the  System   Operator  that  such

                  performance  deficiencies must be corrected within 60 days. If the Committee  determines  that the  performance  deficiencies

                  have  not  been  corrected  within  the  60-day  period,   the

                  Committee may vote to remove the officer, subject to appeal to the Participants  Committee. A vote of the Technical Committee to remove  its  officer  shall be  immediately  effective  and binding  on the  System  Operator  and shall  cause the System

                  Operator to appoint a replacement  officer in accordance  with the  provisions  of this Section 20(j) unless an appeal to the

                  Participants  Committee has been taken prior to the end of the tenth business day following the vote to remove the officer in which  case the  vote for  removal  shall  be  subject  to the outcome of such appeal. A vote of the  Participants  Committee with respect to any such appeal shall be immediately effective and  binding on the  System  Operator  and not  subject to any further appeals.



Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 261


                                   SECTION 21

                            MISCELLANEOUS PROVISIONS
                            ------------------------

21.1     Alternative Dispute Resolution.
         ------------------------------

         A.       General:
                  -------

                  If  the  ISO  is  aggrieved  by a  vote  of  the  Participants

                  Committee to approve, modify or reject a proposed action under this Agreement, including the Tariff, it may submit the matter for resolution  hereunder.  If the  Participants  Committee is aggrieved  by an action of the ISO  Board of  Directors  ("ISO

                  Board") under this Agreement,  including the Tariff or the ISO

                  Agreement  (as  defined in Section  20(a)),  the  Participants

                  Committee  may submit the  matter  for  resolution  hereunder;

                  provided,  however,  that if the action of the ISO  relates to rulemaking,  the Participants Committee may submit the matters

                  for   resolution   under  this  Section  21.1  only  with  the

                  concurrence of the ISO. Any Participant  which is aggrieved by a vote of the  Participants  Committee  to approve,  modify or reject a proposed action under this Agreement, including the



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 262


                  Tariff,   may,  as  provided  below,  submit  the  matter  for

                  resolution hereunder if the vote:


                  (1)      requires such Participant to make a payment or to

                           take any action pursuant to this Agreement; or


                  (2)      reduces the amount of any receipt or forbids,

                           pursuant to this Agreement, the taking of any action

                           by the Participant; or


                  (3)      fails to afford it any right to which it is  entitled

                           under the  provisions of this Agreement or imposes on

                           it a  burden  to which it is not  subject  under  the

                           provisions of this Agreement; or


                  (4)      results in the termination of the Participant's

                           status as a Participant or imposes any penalty on the

                           Participant; or


                  (5)      results in an allocation of transmission or other

                           facilities support obligations; or




Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 263


                  (6)      fails to grant in full an application for

                           transmission service pursuant to the Tariff.


                  No legal or regulatory  proceeding  (except  those  reasonably necessary to toll statutes of  limitations,  claims for laches or other bars to later legal or  regulatory  action)  shall be initiated by any  Participant  with respect to any such matter while  proceedings are pending under this Section with respect to the matter.


         B.       Procedure:
                  ---------

                  (1)      Submission  of a  Dispute:  The ISO or a  Participant
                           -------------------------
                           seeking   review  of  a  vote  of  the   Participants

                           Committee  shall give written notice to the Secretary

                           of the  Participants  Committee  within ten  business

                           days of the vote,  and shall mail or  telecopy a copy

                           of its  notice  to each  member  of the  Participants

                           Committee.   Where  the  Participants   Committee  is

                           seeking  review of an action  of the ISO  Board,  the

                           Participants  Committee  shall give written notice to

                           the


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 264


                           Secretary  of the ISO Board.  The  provider of notice

                           under this Section shall be referred to herein as the

                           "Aggrieved Party."


                  (2)      Suspension  of Action:  If the ISO seeks  review of a
                           ---------------------
                           vote of the Participants  Committee  pursuant to this

                           Section,  the vote to be reviewed  shall be suspended

                           pending  resolution of such review by the  arbitrator

                           or   the   Commission   if   raised   in   regulatory

                           proceedings.  If a  Participant  seeks such a review,

                           the vote to be reviewed  shall be suspended for up to

                           90 days  following  the  giving of the  Participant's

                           notice   pending   resolution   of  any   arbitration

                           proceeding   unless   the   Participants    Committee

                           determines  that  the  suspension  will  imperil  the

                           stability or  reliability  of the NEPOOL Control Area

                           bulk power supply.


                  (3)      Aggrieved Party Options: (i) If the notice is to seek
                           -----------------------
                           review of a vote of the Participants Committee, the

                           Aggrieved Party's notice to the Participants

                           Committee shall invoke arbitration as described

                           herein in its notice pursuant to paragraph B(1), and

                           may also initiate mediation with the agreement of the

                           Participants


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 265


                           Committee,  while  reserving  such  Party's  right to

                           proceed with the  arbitration  if mediation  does not

                           resolve  the  matter  within 20 days of the giving of

                           the Party's  notice or such  longer  period as may be

                           fixed  by  mutual   agreement  of  the   Participants

                           Committee  and the Aggrieved  Party.  Notwithstanding

                           the   initiation   of  mediation,   the   arbitration

                           proceeding  shall  proceed   concurrently   with  the

                           selection  of the  arbitrator  pursuant to  paragraph

                           C(1) of this Section 21.1.


                  (ii)     If the notice is to seek review of an ISO action, the

                           Participants Committee's notice to the ISO Board

                           shall (subject to the concurrence of the ISO for

                           actions relating to rulemaking as provided in Section

                           21.1A) invoke arbitration as described herein in its

                           notice pursuant to paragraph B(1), and may also

                           initiate mediation with the agreement of the ISO

                           Board, while reserving the Participants Committee's

                           right to proceed with the arbitration if mediation

                           does not resolve the matter within 20 days of the

                           giving of the Participants Committee's notice or such

                           longer period as may be fixed by mutual agreement of

                           the ISO Board


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 266


                           and the Participants  Committee.  Notwithstanding the

                           initiation of mediation,  the arbitration  proceeding

                           shall proceed  concurrently with the selection of the

                           arbitrator pursuant to paragraph C(1) of this Section

                           21.1.


                  (4)      Mediation  Positions  not to be Used  Elsewhere:  All
                           -----------------------------------------------
                           mediation  proceedings  pursuant to this  Section are

                           confidential  and shall be treated as compromise  and

                           settlement  negotiations  for purposes of  applicable

                           rules of evidence.


                  (5)      Time Limits; Duration:  Any other Participant that
                           ---------------------
                           wishes to participate in an arbitration proceeding

                           hereunder shall give signed written notice to the

                           Secretary of the Participants Committee, and to the

                           Secretary of the ISO Board if the ISO is involved in

                           such arbitration, no later than ten calendar days

                           after the giving of the notice of arbitration. The

                           arbitration procedure shall not exceed 90 calendar

                           days from the date of the Aggrieved Party's notice

                           invoking arbitration to the arbitrator's decision

                           unless the parties agree upon a longer or shorter

                           time.  All


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 267


                           agreements  by the ISO or the  aggrieved  Participant

                           and the Participants Committee to use mediation shall

                           establish a schedule  which will control unless later

                           changed by mutual agreement.


                  C.       Arbitration:
                           -----------

                           (1)      Selection  of  Arbitrator:  The  ISO  or the

                                    aggrieved  Participant and the  Participants

                                    Committee  shall attempt to choose by mutual

                                    agreement  a single  neutral  arbitrator  to

                                    hear  the   dispute.   If  the  ISO  or  the

                                    Participant and the  Participants  Committee

                                    fail  to  agree  upon  a  single  arbitrator

                                    within  ten  calendar  days of the giving of

                                    notice of  arbitration  to the  Secretary of

                                    the Participants  Committee or the Secretary

                                    of the ISO  Board,  as the case may be,  the

                                    American  Arbitration  Association  shall be

                                    asked to  appoint an  arbitrator.  In either

                                    case, the arbitrator  shall be knowledgeable

                                    in  matters  involving  the  electric  power

                                    industry, including the operation of control


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 268


                                    areas and bulk power systems,  and shall not

                                    have any  substantial  business or financial

                                    relationships  with the ISO,  NEPOOL  or its

                                    Participants (other than previous experience

                                    as an arbitrator)  unless otherwise mutually

                                    agreed   by  the   ISO   or  the   aggrieved

                                    Participant and the Participants Committee.


                           (2)      Costs:  NEPOOL shall be responsible  for all
                                    -----
                                    of  the  costs  of the  proceeding  if it is

                                    initiated by the ISO or by the  Participants

                                    Committee.  If a proceeding  is initiated by

                                    an aggrieved  Participant,  each party shall

                                    be responsible  for the following  costs, if

                                    applicable:


                                    (i)     its own costs  incurred  during  the

                                            arbitration   process  (except  that

                                            this does not  preclude  billing the

                                            aggrieved  Participant for its share

                                            of NEPOOL  Expenses that may include

                                            the     Participants     Committee's

                                            arbitration costs); plus
                                                                ----


Issued by:  David T. Doot                      Effective:  March 1, 2000
Issued on:  December 30, 1999                  67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original          Revised Sheet No. 269


                                    (ii)    One half of the common  costs of the

                                            arbitration   including,   but   not

                                            limited to, the arbitrator's fee and

                                            expenses,  the  rental  charge for a

                                            hearing room and the cost of a court

                                            reporter    and    transcript,    if

                                            required.


                           (3)      Hearing Location:  Unless otherwise mutually
                                    ----------------
                                    agreed, the site for all arbitration

                                    hearings shall be NEPOOL counsel's office.


                  D.       Rules and Procedures:
                           --------------------


                           (1)      Procedure  and  Discovery:   The  procedural
                                    -------------------------
                                    rules  (if   any),   the   conduct   of  the

                                    arbitration and the availability, extent and

                                    duration of pre-hearing  discovery (if any),

                                    which   shall  be  limited  to  the  minimum

                                    necessary to resolve the matters in dispute,

                                    shall be  determined  by the  arbitrator  in

                                    his/her sole  discretion  at or prior to the

                                    initial hearing.



Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 270

                           (2)      Pre-hearing Submissions: The Aggrieved Party
                                    -----------------------
                                    shall  provide the  arbitrator  with a brief

                                    written  statement  of its  complaint  and a

                                    statement  of  the  remedy  or  remedies  it

                                    seeks,   accompanied   by   copies   of  any

                                    documents  or other  materials it wishes the

                                    arbitrator  to  review.   The   Participants

                                    Committee will provide the arbitrator with a

                                    copy of  this  Agreement  and  all  relevant

                                    implementing  documents, a brief description

                                    of the action  being  arbitrated,  copies of

                                    the minutes of all NEPOOL committee meetings

                                    at which the matter was  discussed,  a brief

                                    statement  explaining  why the  Participants

                                    Committee  believes its  decision  should be

                                    upheld by the arbitrator,  and copies of any

                                    documents    or    other    materials    the

                                    Participants Committee wishes the arbitrator

                                    to review. If the Participants  Committee is

                                    the  Aggrieved  Party,  the ISO  Board  will

                                    provide  copies of  minutes of the ISO Board

                                    meetings at which the matter was  discussed,

                                    a  brief  statement  explaining  why the ISO

                                    Board believes its decision should be upheld

                                    by the arbitrator, and copies of


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 271


                                    any  documents  or other  materials  the ISO

                                    Board wishes the arbitrator to review. These

                                    submissions  shall be made  within five days

                                    after the selection of the arbitrator.


                                    In addition,  each party shall designate one

                                    or  more  individuals  to  be  available  to

                                    answer  questions the arbitrator may have on

                                    the documents or other  materials  submitted

                                    by  that  party.  The  answers  to all  such

                                    questions shall be reduced to writing by the

                                    party  providing the answer and a copy shall

                                    be furnished to the other party.


                           (3)      Initial Hearing:  An initial hearing will be
                                    ---------------
                                    held  no  later   than  10  days  after  the

                                    selection  of the  arbitrator  and  shall be

                                    limited to issues raised in the  pre-hearing

                                    filings.  The scheduling of further hearings

                                    at the  request  of  either  party or on the

                                    arbitrator's  own motion shall be within the

                                    sole discretion of the arbitrator.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 272


                           (4)      Decision: The arbitrator's decision shall be
                                    --------
                                    due,  unless the  deadline  is  extended  by

                                    mutual agreement of the ISO or the aggrieved

                                    Participant and the Participants  Committee,

                                    within sixty days of the initial  hearing or

                                    within ninety days of the Aggrieved  Party's

                                    initiation of arbitration,  whichever occurs

                                    first.  The  arbitrator  shall be authorized

                                    only to interpret  and apply the  provisions

                                    of this Agreement and the  arbitrator  shall

                                    have  no  power  to  modify  or  change  the

                                    Agreement in any manner.


                           (5)      Effect of Arbitration Decision: The decision
                                    ------------------------------
                                    of the  arbitrator  will be  conclusive in a

                                    subsequent regulatory or legal proceeding as

                                    to the facts  determined  by the  arbitrator

                                    but will not be  conclusive as to the law or

                                    constitute precedent on issues of law in any

                                    subsequent regulatory or legal proceedings.




Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 273


                           An aggrieved  party may initiate a proceeding  with a

                           court  or with the  Commission  with  respect  to the

                           arbitration or arbitrator's decision only:


                                    o       if the arbitration  process does not

                                            result in a decision within the time

                                            period  specified and the proceeding

                                            is  initiated   within  thirty  days

                                            after  the  expiration  of such time

                                            period; or


                                    o       on the grounds specified in Sections

                                            10 and 11 of  Title 9 of the  United

                                            States Code for judicial vacation or

                                            modification of an arbitration award

                                            and  the   proceeding  is  initiated

                                            within  thirty days of the  issuance

                                            of the arbitrator's decision.


                           (6)      Other Disputes:  In the event a dispute
                                    --------------
                                    arises with a Non-Participant which receives

                                    or is eligible to receive service under this

                                    Agreement or the Tariff with respect to such

                                    service, the Non-Participant shall have the

                                    right to have


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original          Revised Sheet No. 274


                                    the dispute  considered by the  Participants

                                    Committee.  In the event the Non-Participant

                                    is aggrieved by the Participants Committee's

                                    vote on the dispute, and the vote has any of

                                    the effects specified in paragraph A of this

                                    Section 21.1, the aggrieved  Non-Participant

                                    may require  that the dispute be resolved in

                                    accordance  with this Section  21.1.  To the

                                    extent  that  NEPOOL  provides  services  to

                                    Non-Participants  under separate agreements,

                                    the Participants Committee shall incorporate

                                    the  provisions of this Section by reference

                                    in any such  agreement,  in  which  case the

                                    term  "Participant"   shall  be  deemed  for

                                    purposes   of   the    dispute    resolution

                                    provisions  to include such  Non-Participant

                                    purchasers of NEPOOL services.



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 275


21.2     Payment of Pool Charges; Termination of Status as Participant.
         -------------------------------------------------------------

         (a)      Any  Participant  shall have the right to terminate its status as a  Participant  upon no less than six months' prior written notice given to the Secretary of the Participants Committee.


         (b)      If at any time during the term of this Agreement a receiver or trustee of a Participant is appointed or a Participant is

                  adjudicated bankrupt or an order for relief is entered under the Federal Bankruptcy Code against a Participant or if there shall be filed against any Participant in any court (pursuant to the Federal Bankruptcy Code or any statute of Canada or any state or province) a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or trustee of all or a portion of the Participant's property, and within ninety days after the filing of such a petition against the

                  Participant, the Participant shall fail to secure a discharge thereof, or if any Participant shall file a petition in

                  voluntary bankruptcy or seeking relief under any provision of any bankruptcy or insolvency law or shall make an assignment for the benefit


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 276


                  of creditors,  the  Participants  Committee may terminate such

                  Participant's   status  as  a  Participant   as  of  any  time

                  thereafter.


         (c)      Each Participant is obligated to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by NEPOOL,

                  or by the ISO on behalf of NEPOOL.  If a Participant disputes a NEPOOL invoice in whole or part, it shall be entitled to continue to receive service under the Agreement and the

                  Tariff, so long as the Participant (i) continues to

                  make all payments not in dispute, and (ii) pays into an

                  independent escrow account the portion of the invoice in

                  dispute, pending resolution of the dispute. If the Participant fails to meet these two requirements for continuation of

                  service, NEPOOL may suspend service, in whole or part, to the

                  Participant sixty days after the giving of notice to the

                  Participant of NEPOOL's intention to suspend service, in

                  accordance with Commission policy.


         (d)      In the event a Participant  fails, for any reason other than a billing dispute as described in subsection (c) of this Section

                  21.2, to pay when due in accordance with NEPOOL procedures all amounts invoiced to it


Issued by:  David T. Doot                             Effective:  March 1, 2000
Issued on:  December 30, 1999                         67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 277


                  by  NEPOOL,  or by  the  ISO  on  behalf  of  NEPOOL,  or  the

                  Participant  fails to perform any other  obligation  under the

                  Agreement  or the Tariff,  and such failure  continues  for at least ten days,  NEPOOL may notify the Participant  that it is in default and may initiate a proceeding before the Commission to  terminate  such  Participant's  status  as a  Participant.

                  Pending  Commission  action on such  termination,  NEPOOL  may suspend  service,  in whole or part, to the  Participant on or after  50  days  after  the  giving  of  such  notice  and the initiation of such  proceeding,  in accordance with Commission policy,  unless the Participant  cures the default within such

                  50-day period.


         (e)      If the status of a Participant as a Participant is terminated pursuant to this Section 21.2 or any other provision of this

                  Agreement, such former Participant's generation and

                  transmission facilities shall continue to be subject to such

                  NEPOOL or other requirements relating to reliability as the

                  Commission may approve in acting on the termination, for so long as the Commission may direct.  Further, if any of such former Participant's transmission facilities are required in order to permit transactions among any of the remaining

                  Participants pursuant to this Agreement or the




Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 278


                  Tariff,  all pending requests for  transmission  service under the Tariff relating to such Participant's  facilities shall be followed to completion under the  Participant's own tariff and all existing service over the  Participant's  facilities shall continue to be provided under the Tariff for a period of three years.  It is the  intent  of  this  subsection  that  no such termination should be allowed to jeopardize the reliability of the bulk power  facilities  of any  remaining  Participant  or should be allowed to impose any unreasonable  financial burden on any remaining Participant.


         (f)      No such termination of a Participant's status as a Participant shall affect any obligation of, or to, such former Participant incurred prior to the effective time of such termination.


21.3     Assignment.  The Agreement  shall inure to the benefit of, and shall be
         ----------
         binding upon, the successors and assigns of the respective  signatories hereto,  but no assignment of a  signatory's  interests or  obligations under the  Agreement or any portion  thereof  shall be made without the written  consent of the  Participants  Committee,  except as  otherwise permitted by the Tariff,  or except in connection with a sale,  merger,

         or consolidation which results in the transfer of all or a


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 279


         portion of a signatory's  generation or transmission assets to, and the assumption  of all of the  obligations  of  the  signatory  under  this

         Agreement  (or in the case of a transfer of a portion of a  signatory's generation or transmission assets, the assumption of obligations of the signatory  under this  Agreement  with  respect to such  assets) by, an acquiring or surviving Entity which either is, or concurrently becomes,

         a Participant,  or agrees to assume such of the signatory's obligations

         with  respect  to  such  assets  as  the  Participants   Committee  may

         reasonably  require,  or  except  in  connection  with  the  grant of a security  interest in a  Participant's  assets as security for bonds or other financing.


21.4     Force Majeure.  A Participant  shall not be considered to be in default
         -------------
         in respect of any  obligation  hereunder if prevented  from  fulfilling such obligation by an event of Force Majeure. An event of Force Majeure means any act of God, labor disturbance,  act of the public enemy, war,

         insurrection,  riot,  fire,  storm or  flood,  explosion,  breakage  or accident  to  machinery  or  equipment,  any  Curtailment,  any  order,

         regulation or restriction  imposed by a court or governmental  military or lawfully established civilian authorities, or any other cause beyond a  Participant's  control,  provided  that no event  of  Force  Majeure affecting any Participant shall excuse that Participant from making any payment


Issued by:  David T. Doot                       Effective:  March 1, 2000
Issued on:  December 30, 1999                   67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 280


         that it is obligated to make under this Agreement.  A Participant whose performance  under  this  Agreement  is  hindered  by an event of Force

         Majeure shall make all  reasonable  efforts to perform its  obligations under  this  Agreement,  and shall  promptly  notify  the  Participants

         Committee of the commencement and end of any event of Force Majeure.


21.5     Waiver of Defaults.  No waiver of the  performance  by a Participant of
         ------------------
         any  obligation  under this Agreement or with respect to any default or any other matter  arising in connection  with this  Agreement  shall be effective unless given by the Participants  Committee.  Any such waiver by the Participants  Committee in any particular  instance shall not be deemed a waiver with respect to any subsequent performance,  default or matter.


21.6     Other Contracts.  No Participant shall be a party to any other
         ---------------
         agreement which in any manner is inconsistent with its obligation under this Agreement.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 281


21.7     Liability and Insurance.
         -----------------------

         (a)      Each Participant will indemnify and save each of the other

                  Participants, its officers, directors and Related Persons

                  (each an "Indemnified Party") harmless from and against all actions, claims, demands, costs, damages and liabilities

                  asserted by a third party against the Indemnified Party

                  seeking indemnification and arising out of or relating to

                  bodily injury, death or damage to property caused by or

                  sustained on facilities owned or controlled by such

                  Participant that are the subject of this Agreement, or caused by a failure to act in accordance with this Agreement by the

                  Participant from which indemnification is sought, except (i)

                  to the extent that such liabilities result from the negligence or willful misconduct of the Participant seeking

                  indemnification, and (ii) each Participant shall be

                  responsible for all claims of its own employees, agents and servants growing out of any workmen's compensation law.  The amount of any indemnity payment under the provisions of this

                  Section 21.7 shall be reduced (including, without limitation,

                  retroactively) by any insurance proceeds or other amounts

                  actually recovered by the Indemnified Party in respect of the indemnified action, claim, demand, cost, damage or



Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 282


                  liability. Notwithstanding the foregoing, no Participant shall be liable to any  Indemnified  Party for any claim for loss of profits or revenues, attorneys' fees or costs, cost of capital or financing,  loss of goodwill or cost of  replacement  power arising from a Participant's carrying out, or failing to carry out, any obligations contemplated by this Agreement or for any other indirect, incidental, special, consequential,  punitive,

                  or multiple damages or loss; provided,  however,  that nothing

                  herein   shall  reduce  or  limit  the   obligations   of  any

                  Participant to Non-Participants.


         (b)      Each  Participant  shall  furnish,  at its sole expense,  such

                  insurance   coverage  as  the   Participants   Committee   may

                  reasonably require with respect to its obligation  pursuant to

                  Section 21.7(a).


21.8     Records and Information.  Each  Participant  shall keep such records as
         -----------------------
         may  reasonably  be  required  by a  NEPOOL  committee  or  the  System

         Operator,  and shall furnish to such  committee or the System  Operator such records,  reports and information  (including forecasts) as it may reasonably require,  provided the confidentiality  thereof is protected in accordance with NEPOOL's information policy.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 283



21.9     Consistency with NPCC and NERC Standards.  The standards,  criteria and
         ----------------------------------------
         rules  adopted  by NEPOOL  committees  under  this  Agreement  shall be consistent  with those adopted by the NPCC and NERC or any successor to either.


21.10    Construction.
         ------------


         (a)      The Table of  Contents  contained  in this  Agreement  and the headings of the  Sections of this  Agreement  are intended for convenience  only and  shall  not be deemed to be part of this

                  Agreement or considered in construing it.


         (b)      This Agreement shall be interpreted, construed and governed in accordance with the laws of the State of Connecticut.


21.11    Amendment.  Subject to Section 17A and the  provisions of this Section,
         ---------
         this  Agreement,  including the Tariff,  and any  attachment or exhibit hereto may be amended from time to time by vote of the  Participants in accordance with Section 6.11.


Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 284



         Any amendment to this  Agreement  approved in  accordance  with Section

         6.11 and/or Section 17A shall be in writing and shall become effective,

         and  shall  bind all  Participants  regardless  of  whether  they  have executed a ballot in favor of such amendment,  on the date specified in the  amendment,  subject to acceptance  or approval by the  Commission.

         Nothing  herein  shall be  construed  to prevent any  Participant  from challenging any proposed  amendment before a court or regulatory agency on the ground that the  proposed  amendment or its  application  to the

         Participant is in violation of law or of this Agreement.


21.12    Termination.  This Agreement shall continue in effect until terminated,
         -----------
         in  accordance  with  the  Commission's  regulations,  by  Participants represented  by members of the  Participants  Committee  having  Member

         Fixed  Voting  Shares  equal to at least 70% of the Member Fixed Voting

         Shares of all Participants. No such termination shall relieve any party of  any  obligation  arising  prior  to  the  effective  time  of  such termination.



Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 285


21.13    Notices to Participants, Committees, Committee Members, or the System
         ---------------------------------------------------------------------
         Operator.
         --------

         (a)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to any Participant shall be in writing, and shall be (1) personally delivered to the Participants Committee member or alternate representing that Participant; (2) mailed, postage prepaid, to the

                  Participant at the address of its member on the Participants

                  Committee as set out in the NEPOOL roster; (3) sent by

                  facsimile ("faxed") to the Participant at the fax number of its member on the Participants Committee as set out in the

                  NEPOOL roster; or (4) delivered electronically to the

                  Participant at the electronic mail address of its member on the Participants Committee or at the address of its principal office.  The designation of any such address may be changed at any time by written notice delivered to the Secretary of the

                  Participants Committee, who shall cause such change to be

                  reflected in the NEPOOL roster.



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 286


         (b)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to any NEPOOL

                  committee shall be in writing and shall be delivered to the

                  Secretary of the committee.  Each such notice shall either be personally delivered to the Secretary, mailed, postage

                  prepaid, or sent by facsimile ("faxed") to the Secretary at the address or fax number set out in the NEPOOL roster, or delivered electronically to the Secretary. The designation of such address may be changed at any time by written notice

                  delivered to each Participant.


         (c)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to a member or

                  alternate to that member of a Principal Committee (for the purposes of this Section 21.13, individually or collectively the "Committee Member") shall be (1) personally delivered to the Committee Member; (2) mailed, postage prepaid, to the

                  Committee Member at the address of the Committee Member set out in the NEPOOL roster; (3) sent by facsimile ("faxed")

                  to the Committee Member at the fax number of the Committee

                  Member set out in the NEPOOL roster; or (4) delivered

                  electronically to the


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 287


                  Committee  Member  at  the  electronic  mail  address  of  the

                  Committee Member set out in the NEPOOL roster. The designation of any such  address  may be  changed  at any time by  written notice  delivered to the Secretary of the Principal  Committee on which the  Committee  Member  serves,  who shall cause such change to be reflected in the NEPOOL roster.


         (d)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to the System

                  Operator shall be in writing, and shall be (1) personally

                  delivered to the Participants Committee member or alternate appointed by the System Operator; (2) mailed, postage prepaid,

                  to the System Operator at the address of its member on the

                  Participants Committee as set out in the NEPOOL roster;

                  (3) sent by facsimile ("faxed") to the System Operator at the fax number of its member on the Participants Committee as set out in the NEPOOL roster; or (4) delivered electronically to the System Operator at the electronic mail address of its

                  member on the Participants Committee or at the address of its principal office.  The designation of any such address may be changed at any time by written notice delivered to the



Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 288


                  Secretary of the Participants Committee,  who shall cause such change to be reflected in the NEPOOL roster.


         (e)      To the extent that the Participants Committee is required to serve upon any Participant a copy of any document or

                  correspondence filed with the Commission under the Federal

                  Power Act or the Commission's rules and regulations

                  thereunder, by or on behalf of any Principal Committee,

                  such service may be accomplished by electronic delivery to the

                  Participant at the electronic mail address of its Participants

                  Committee member and alternate.  The designation of any such address may be changed at any time by written notice delivered to the Secretary of the Participants Committee.


         (f)      Any such notice,  demand or request so addressed and mailed by registered or certified  mail shall be deemed to be given when

                  so  mailed.  Any  such  notice,   demand,   request  or  other

                  communication  sent by regular mail or by facsimile  ("faxed")

                  or  delivered   electronically  shall  be  deemed  given  when

                  received by the Participant, Committee Member,



Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original           Revised Sheet No. 289


                  System  Operator,   or  Secretary  of  the  NEPOOL  committee,

                  whichever is applicable.


21.14    Severability and  Renegotiation.  If any provision of this Agreement is
         -------------------------------
         held by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions,

         covenants and  restrictions  of this  Agreement  shall continue in full force  and  effect  and  shall  in no  way  be  affected,  impaired  or invalidated, except as otherwise explicitly provided in this Section.


         If any  provision of this  Agreement  is held by a court or  regulatory

         authority   of   competent   jurisdiction   to  be  invalid,   void  or

         unenforceable,  or if the  Agreement  is modified or  conditioned  by a regulatory authority exercising  jurisdiction over this Agreement,  the

         Participants  shall  endeavor in good faith to negotiate such amendment or amendments to this  Agreement as will restore the relative  benefits and obligations of the  Participants  under this Agreement  immediately prior to such holding,  modification or condition.  If after sixty days such  negotiations are unsuccessful the Participants may exercise their withdrawal or termination rights under this Agreement.


Issued by:  David T. Doot                           Effective:  March 1, 2000
Issued on:  December 30, 1999                       67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 290


21.15    No  Third-Party  Beneficiaries.  Except  for  the  provisions  of  this
         ------------------------------
         Agreement and the Tariff which provide for service to Non-Participants,

         this  Agreement  is  intended  to be  solely  for  the  benefit  of the

         Participants and their respective successors and permitted assigns and,

         unless expressly stated herein, is not intended to and shall not confer any rights or benefits on any third party  (other than  successors  and permitted assigns) not a signatory hereto.


21.16    Counterparts.  This Agreement may be executed in any number of
         ------------
         counterparts, and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument.  Any signature page of this Agreement may be detached from any counterpart of this

         Agreement without impairing the legal effect of any signatures thereon,

         and may be attached to another counterpart of this Agreement identica in form hereto but having attached to it one or more signature pages.


         IN WITNESS  WHEREOF,  the signatories  have caused this Agreement to be executed by their duly authorized officers or representatives.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 291


                                                            ATTACHMENT A
                                                             TO RESTATED
                                                        NEPOOL AGREEMENT













                                 METHODOLOGY FOR
                                DETERMINATION OF
                               TRANSMISSION FLOWS






















Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 292


         The methodology for determining  parallel path transmission flows to be used in determining the  distribution of revenues  received for Regional Network

Service provided during the Transition Period, or for Through or Out Service, is

as  follows,  and  shall be  determined  (1) on the  basis of the  flows for all transactions  in the NEPOOL Control Area  ("Regional  Flows") for the purpose of allocating during the Transition  Period Regional Network Service revenues,  and

(2) on the  basis of the  flows  for the  particular  transaction  ("Transaction

Flows") for the purpose of allocating  revenues  during or after the  Transition

Period from the furnishing of Through or Out Service:


         A.       Responsibility for Calculations
                  -------------------------------

         The  calculation of megawatt mile  allocations in accordance  with this methodology shall be performed under the direction of the Reliability Committee.



Issued by:  David T. Doot                         Effective:  March 1, 2000
Issued on:  December 30, 1999                     67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 293


         B.       Periodic Review
                  ---------------

         Calculations  of  MW-Mile   allocations  shall  be  performed  whenever

significant  changes to the transmission system load flows, as determined by the

Reliability Committee, occur.


         C.       Facilities Included in the Analysis
                  -----------------------------------


                  1.       Transmission Lines


                           A calculation of MW-miles shall be determined for all

                           PTF lines.


                  2.       Generators


                           The  analysis  shall  include all  generators  with a

                           Winter  Capability  equal to or greater than 10.0 MW.

                           Multiple generators  connected to a single bus with a

                           total Winter Capability equal to or greater than 10.0

                           MW shall also be included.



Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original            Revised Sheet No. 294


                  3.       Transformers


                           All transformers  connecting PTF  transmission  lines

                           shall be included in the analysis.


         D.       Determination of Rate Distribution
                  ----------------------------------

                  1.       General


                           Modeling  of  the   transmission   system   shall  be

                           performed  using  a  system  simulation  program  and

                           associated  cases  as  approved  by  the  Reliability

                           Committee.


                  2.       Determination of Regional Flows


                           The   change  in  real  power  flow  (MW)  over  each

                           transmission line and transformer shall be determined

                           for  each  generator  (or  group of  generators  on a

                           single bus) by determining  the absolute value of the

                           difference  between the flows on each  facility  with

                           the


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original               Revised Sheet No. 295


                           generator(s)  modeled off and while  operating at its

                           net Winter Capability. In addition, a generator shall

                           be  simulated  at each  transmission  line tie to the

                           NEPOOL  Control  Area and changes in flow  determined

                           for this generator off or while generating at a level

                           of 100 MW. Loads  throughout  the NEPOOL Control Area

                           shall  be   proportionally   scaled  to  account  for

                           differences   in  generator   output  and  electrical

                           losses.  The changes in flow shall be  multiplied  by

                           the length of each respective  line.  Changes in flow

                           through  transformers shall be multiplied by a factor

                           of  five.  Changes  in  flow  through  phase-shifting

                           transformers  shall be multiplied by a factor of ten.

                           The   resulting   values   represent   the   MW-miles

                           associated with each facility.


                  3.       Determination of Transaction Flows


                           a. Definition of Supply and Receipt Areas


                                    For  the  purposes  of  these  calculations,

                                    areas  of  supply  and   receipt   shall  be

                                    determined by the Reliability Committee.


Issued by:  David T. Doot                          Effective:  March 1, 2000
Issued on:  December 30, 1999                      67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original             Revised Sheet No. 296


                                    These  areas  shall be  based on the  system

                                    boundaries of each Local Network.


                           b.       Calculation of MW-Miles


                                    The change in real power flow (MW) over each

                                    transmission  line and transformer  shall be

                                    determined  for each  combination  of supply

                                    and  receipt   areas  by   determining   the

                                    absolute value of the difference between the

                                    flows on each  facility  following  a scaled

                                    increase of the supplying  areas  generation

                                    by 100 MW.  Loads  in the  area  of  receipt

                                    shall be scaled to  account  for  changes in

                                    generation   and   electrical   losses.   In

                                    instances  where the areas of supply  and/or

                                    receipt are outside the NEPOOL Control Area,

                                    the  changes  in  real  power  flow  will be

                                    determined  only for  facilities  within the

                                    NEPOOL  Control  Area.  The  changes in flow

                                    shall  then be  multiplied  by the length of

                                    each  respective   line.   Changes  in  flow

                                    through  transformers shall be multiplied by

                                    a factor of five.


Issued by:  David T. Doot                            Effective:  March 1, 2000
Issued on:  December 30, 1999                        67269.43

New England Power Pool
FERC Electric Rate Schedule No. 5, Original              Revised Sheet No. 297

                                    Changes  in  flow   through   phase-shifting

                                    transformers shall be multiplied by a factor

                                    of ten. The resulting  values  represent the

                                    MW-miles associated with each facility.



                  4.       Assignment of MW-Miles to Participants


                           Each  Participant  shall  have  assigned  to  it  the

                           MW-miles  associated with each PTF facility for which

                           it has full  ownership  and for  which  there  are no

                           arrangements  in effect by which  other  Participants

                           support the facility. For facilities that are jointly

                           owned and/or  supported,  each  Participant  shall be

                           assigned MW-miles  in proportion to the percentage of

                           its ownership of jointly-owned  facilities and/or the

                           percentage  of its  support for  facilities  that are

                           jointly supported to the extent such support payments

                           are   included   in  the   determination   of  Annual

                           Transmission Revenue Requirements.


Issued by:  David T. Doot                        Effective:  March 1, 2000
Issued on:  December 30, 1999                    67269.43